Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE COMPANY CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL AND THE OMITTED INFORMATION IS NOT MATERIAL.

EXECUTION VERSION

AMENDMENT AND RESTATEMENT DEED

RELATING TO A USD4,100,000,000 OFFSHORE TERM LOAN

FACILITY AND A RM13,000,000,000 MURABAHAH TERM

FACILITY (AND AN ACCORDION FACILITY)

COMMON TERMS AGREEMENT DATED 15 MAY 2025

dated 10 September 2026

between

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

collectively as DayOne Companies

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD,

CIMB BANK BERHAD, SINGAPORE BRANCH

and

DBS BANK LTD.

as Mandated Lead Arrangers, Joint Coordinators and Green Financing Coordinators

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Mandated Lead Arranger and Joint Coordinator

THE ORIGINAL OFFSHORE FINANCIERS – UPSIZE OFFSHORE FACILITY

listed in Part I of Schedule 4

THE ORIGINAL MURABAHAH FINANCIERS – UPSIZE MURABAHAH FACILITY

listed in Part II of Schedule 4

STANDARD CHARTERED BANK (HONG KONG) LIMITED

acting as Offshore Facility Agent

MAYBANK INVESTMENT BANK BERHAD

as Murabahah Facility Agent

CIMB INVESTMENT BANK BERHAD

acting as Security Agent

and

MAYBANK INVESTMENT BANK BERHAD

as Common Terms Agent

Baker & McKenzie.Wong & Leow

(Reg. No. 200010145R)

38 Beach Road

#23-11 South Beach Tower

Singapore 189767

www.bakermckenzie.com

i

AMENDMENT AND RESTATEMENT DEED

This Deed is dated 10 September 2026 and made between:

(1)

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“Company”);

(2)

(A)

DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)) a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia I”);

(B)

DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437 (1491134-T)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia II”); and

(C)

DAYONE DATA CENTERS MALAYSIA III SDN. BHD. (Registration No. 202201045776 (1491473-T)) a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia III”),

(each a “DayOne Company” and collectively, “DayOne Companies”);

(3)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as mandated lead arrangers and bookrunners (collectively, “Mandated Lead Arrangers”);

(4)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH and DBS BANK LTD. as green financing coordinators (collectively, “Green Financing Coordinators”);

(5)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as joint coordinators (collectively, “Joint Coordinators”);

(6)

THE FINANCIAL INSTITUTIONS listed in Part I (The Original Offshore Financiers – Upsize Offshore Facility) of Schedule 4 (The Original Financiers – Upsize Facilities) as the original offshore financiers in respect of the Upsize Offshore Facility (as defined below) (“Original Offshore Financiers – Upsize Offshore Facility”);

(7)

THE FINANCIAL INSTITUTIONS listed in Part II (The Original Murabahah Financiers – Upsize Murabahah Facility) of Schedule 4 (The Original Financiers – Upsize Facilities) as the original Murabahah financiers (“Original Murabahah Financiers – Upsize Murabahah Facility”);

(8)	STANDARD CHARTERED BANK (HONG KONG) LIMITED as facility agent of the Offshore Financiers (“Offshore Facility Agent”);

(9)	MAYBANK INVESTMENT BANK BERHAD as facility agent of the Murabahah Financiers (“Murabahah Facility Agent”);

(10)	MAYBANK INVESTMENT BANK BERHAD in its capacity as the common terms agent (“Common Terms Agent”); and

(11)	CIMB INVESTMENT BANK BERHAD as security agent (“Security Agent”).

RECITALS

A.

By a common terms agreement dated 15 May 2025 (“Common Terms Agreement”) made between, amongst others, (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Common Terms Agent and (8) the Security Agent, the Total Term Financiers (as defined therein) have made available to the Company and the DayOne Companies a term loan facility of up to the maximum aggregate principal amount of US Dollar One Billion and Seven Hundred Million (USD1,700,000,000.00) (“Initial Offshore Facility”) with an accordion facility and a Murabahah facility of up to Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000.00) (“Initial Murabahah Facility”) (collectively, “Initial Term Facilities”) with an accordion facility respectively, upon the terms and subject to the conditions therein.

B.

At the request of the Company and the DayOne Companies and in addition to the Initial Term Facilities, the Total Term Financiers have agreed to grant to the Company and the DayOne Companies the following upsize facilities (“Upsize Facilities”):

(i)	an upsize term loan facility of up to the maximum aggregate principal amount of US Dollar Two Billion and Four Hundred Million (USD2,400,000,000.00) (“Upsize Offshore Facility”); and

(ii)	an upsize Murabahah facility of up to Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000.00) (“Upsize Murabahah Facility”),

upon the terms and subject to the conditions of this Deed.

C.	At the request of the Company and the DayOne Companies, the Total Term Financiers have agreed to amend and restate the terms of the Common Terms Agreement in accordance with the terms of this Deed.

3

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Terms defined in the Common Terms Agreement shall, unless otherwise defined in this Deed, have the same meanings when used in this Deed and in addition:

“Amended and Restated Common Terms Agreement” means the Common Terms Agreement as amended and restated in the form set out in Schedule 1 (Amended and Restated Common Terms Agreement).

“Amendment and Restatement Deed (ICD)” means the amendment and restatement deed to the Intercreditor Deed dated 10 September 2026 and made between, amongst others, (1) the Company, (2) each DayOne Company, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators, (6) the Offshore Facility Agent, (7) the Murabahah Facility Agent, (8) the Security Agent and (9) the Common Terms Agent.

“Amendment and Restatement Deed (MFA)” means the amendment and restatement deed to the Murabahah Facility Agreement dated 10 September 2026 and made between, amongst others, (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators and (6) the Murabahah Facility Agent.

“Amendment and Restatement Deed (OFA)” means the amendment and restatement deed to the Offshore Facility Agreement dated 10 September 2026 and made between, amongst others, (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators and (6) the Offshore Facility Agent.

“Completion and Cost Overrun Undertaking” means the irrevocable and unconditional letter of undertaking dated on or about the date of this Deed and issued by the DayOne Parent to the Security Agent in respect of the completion of Projects (including undertaking to provide equity funding to complete the Projects) and the funding of any Cost Overruns in connection with each Approved Building for up to three (3) months after such Approved Building is ready-for-service, and which expression shall, where the context so admits, include any amendment(s) or variations(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof.

“Deed of Confirmation (Subordination Deed)” means the Singapore law governed deed of confirmation made or to be made between (1) the Company, (2) each DayOne Company, (3) DayOne Singapore and (4) the Security Agent.

“Deed of Release” means a deed of release in relation to the Parent Guarantee.

“Effective Date” means the date on which the Common Terms Agent notifies the Company and the DayOne Companies in writing that all the conditions referred to in Schedule 2 (Conditions to Effective Date) have been satisfied or waived by the Common Terms Agent.

“KTP Plot 3 Project” means the proposed development of a [***] square meters of data centre space comprising [***] with a total power capacity of [***] megawatts in Kempas Lama, Johor on the KTP Plot 3 Project Land.

“KTP Plot 3 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under part of the respective issue documents of title bearing particulars [***], Johor which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

4

“Land Charge (KTP Plot 3 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia II and the Security Agent in respect of the KTP Plot 3 Project Land.

“Land Charge (NTP Plot 5 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia I and the Security Agent in respect of the NTP Plot 5 Project Land.

“NTP Plot 5 Project” means the proposed development of [***] square meters of data centre space comprising [***] with a total power capacity of [***] megawatts in Nusajaya, Johor on the NTP Plot 5 Project Land.

“NTP Plot 5 Project Land” means all those pieces of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***], which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“Sale and Purchase Agreement (KTP Plot 3 Project)” means the sale and purchase agreement dated [***] 2026 and made between [***]. and DayOne Malaysia II in respect of the sale and purchase of the KTP Plot 3 Project Land.

“Party” means a party to this Deed.

1.2	Interpretation

(a)	The rules of interpretation contained in Clause 1.2 (Construction) of the Common Terms Agreement shall apply to the construction of this Deed.

(b)

Unless contrary indication appears, any reference to the “Company”, “DayOne Company”, the “Offshore Facility Agent”, the “Murabahah Facility Agent”, the “Common Terms Agent”, a “Finance Party” or the “Security Agent” shall be construed so as to include its successors, permitted assigns and permitted transferees.

(c)	Clause and Schedule headings are for ease of reference only.

1.3	Third Party Rights

(a)

Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 2001 Singapore (the “CRTPA”) to enforce or to enjoy the benefit of any term of this Deed.

(b)	Notwithstanding any term of any Finance Document the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

1.4	Effect as a deed

This Deed shall take effect as a deed even if it is signed under hand by any Party hereto.

5

2.	CONDITIONS TO EFFECTIVE DATE

2.1	Conditions

The Company and the DayOne Companies shall provide to the Common Terms Agent all of the documents and other evidence listed in Schedule 2 (Conditions to Effective Date).

2.2	Common Terms Agent’s Approval

All the documents and evidence listed in Schedule 2 (Conditions to Effective Date) must be in form and substance satisfactory to the Common Terms Agent.

2.3	Notice

When the Common Terms Agent has received all the documents and evidence listed in Schedule 2 (Conditions to Effective Date) and found them to be satisfactory in form and substance, it will promptly notify the Company, the DayOne Companies and the Finance Parties of that fact.

3.	AMENDMENTS TO THE TERMS OF THE COMMON TERMS AGREEMENT

3.1	Amendments to the Common Terms Agreement

With effect from the Effective Date, the Common Terms Agreement shall be amended and restated in the form set out in Schedule 1 (Amended and Restated Common Terms Agreement).

3.2	Confirmation of the Common Terms Agreement

The Company and the DayOne Companies confirm that:

(a)	as at the date of this Deed, the terms of the Common Terms Agreement remain in full force and effect; and

(b)	the terms of the Common Terms Agreement as amended by this Deed are in full force and effect from the Effective Date.

4.	CONDITIONS SUBSEQUENT

The Company and the DayOne Companies shall provide to the Common Terms Agent all of the documents and other evidence listed in Schedule 3 (Conditions Subsequent) by the dates stipulated therein.

5.	CONFIRMATIONS OF SECURITY DOCUMENTS

Each of the Company and each DayOne Company confirms that:

(a)

it has knowledge of and consents to the amendment and/or restatement of the Common Terms Agreement with effect from the Effective Date as contemplated in Clause 3 (Amendments to the terms of the Common Terms Agreement);

(b)

their obligations under, and the Security created by, the Security Documents to which they are a party continue in full force and effect and will continue to constitute legal, valid and binding obligations of the Company and each of the DayOne Companies, are not and will not be prejudiced, affected or discharged by the execution of this Deed or the amendment and/or restatement of the Common Terms Agreement on the Effective Date except that, with effect from the Effective Date, references to the Common Terms Agreement in the Security Documents to which it is a party shall be construed as references to the Amended and Restated Common Terms Agreement; and

6

(c)

its obligations under, and the Security created by, the Security Documents to which it is a party will, with effect from the Effective Date, extend in all respects to the Amended and Restated Common Terms Agreement.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and Warranties

The Company and the DayOne Companies repeat the Repeating Representations on the date of this Deed and on the Effective Date, in each case, as if the references therein to “this Agreement” were references to this Deed.

6.2	Repetition

The representations and warranties set out in this Clause 6 are deemed to be made by the Company and the DayOne Companies by reference to the facts and circumstances then existing on the date of this Deed and on the Effective Date (as the case may be).

7.	EXPENSES AND INDEMNITY

7.1	Expenses

The Company shall, within ten (10) Business Days of demand (and in the case of legal fees, within thirty (30) Business Days), and whether or not the Effective Date has occurred, pay or reimburse to each of the Finance Parties for the amount of all costs and expenses (including legal fees) reasonably incurred by the Finance Parties (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the preparation, negotiation and execution of this Deed and any other documents required in connection with this Deed.

7.2	Indemnity

The Company and the DayOne Companies shall, whether or not the Effective Date has occurred, within ten (10) Business Days of demand, indemnify any Finance Party and any of their respective officers and employees against any cost, loss or liability incurred by any of them or by any of their respective officers, and employees as a result of any breach by the Company and/or the DayOne Companies of the provisions of this Deed or the exercise or purported exercise of any of the rights and powers conferred on them by this Deed.

7.3	Fees

The Company shall pay all fees due from the Company in connection with this Deed in the amount and at the times agreed in any Fee Letter.

8.	ACKNOWLEDGEMENT TO THE NOTICES OF ASSIGNMENT

The Parties confirm that, on or after the Effective Date, any acknowledgements to the notices of assignment required to be procured by the Company and/or the DayOne Companies from the relevant counterparties pursuant to the Assignment Documents after the date of this Deed, shall only be procured by the Company and/or the DayOne Companies on a commercially reasonable efforts basis.

7

9.	MISCELLANEOUS

9.1	Partial Invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

9.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

9.3	Construction as one instrument

This Deed shall be construed as supplementing and forming part of the Common Terms Agreement and shall be read accordingly.

9.4	Designation

The Common Terms Agent and each of the Company and the DayOne Companies hereby designate this Deed as a Finance Document.

9.5	Capacity of the Common Terms Agent

The Common Terms Agent confirms that it is executing this Deed on its own behalf and as agent for the Finance Parties and that it has been duly directed and authorised to do so in accordance with Clause 28 (Amendments and Waivers) of the Common Terms Agreement.

10.	GOVERNING LAW

This Deed is governed by and shall be construed in accordance with Singapore law.

11.	ENFORCEMENT

11.1	Jurisdiction

The provisions of Clause 31 (Enforcement) of the Common Terms Agreement shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” are references to this Deed.

12.	STAMP DUTY

IT IS HEREBY AGREED AND DECLARED THAT:

(a)

this Deed, the Common Terms Agreement and the other Finance Documents – Offshore Facility (as defined in the Amendment and Restatement Deed (ICD)) are instruments employed in one transaction to secure the sum of the Initial Offshore Facility being US Dollar One Billion and Seven Hundred Million (USD 1,700,000,000) for principal only and all monies accrued and payable under the Initial Offshore Facility within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, the Offshore Facility Agreement is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument;

8

(b)

this Deed, the Common Terms Agreement and the other Finance Documents – Murabahah Facility (as defined in the Amendment and Restatement Deed (ICD)) are instruments employed in one transaction to secure the sum of the Initial Murabahah Facility being Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000) for principal only and all monies accrued and payable under the Initial Murabahah Facility within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, the Murabahah Facility Agreement is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument;

(c)

this Deed, the Common Terms Agreement and the other Finance Documents – Hedging Arrangements Facility (as defined in the Amendment and Restatement Deed (ICD)) are instruments employed in one transaction to secure all monies due and payable under the Hedging Arrangements within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, each of the Hedging Agreements are deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument;

(d)

this Deed, the Common Terms Agreement and the other Finance Documents – Offshore Facility are instruments employed in one transaction to secure the sum of the Upsize Offshore Facility being US Dollar Two Billion and Four Hundred Million (USD2,400,000,000.00) only and all monies due and payable thereon within the meaning of Section 4(3) of the Stamp Act 1949, and for the purpose of the said section this Deed is deemed to be the principal instrument; and

(e)

this Deed, the Common Terms Agreement and the other Finance Documents – Murabahah Facility are instruments employed in one transaction to secure the sum of the Upsize Murabahah Facility being Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000.00) only and all monies due and payable thereon within the meaning of Section 4(3) of the Stamp Act 1949, and for the purpose of the said section this Deed is deemed to be the principal instrument.

9

SCHEDULE 1

AMENDED AND RESTATED COMMON TERMS AGREEMENT

10

SCHEDULE 1

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

collectively as DayOne Companies

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD,

CIMB BANK BERHAD, SINGAPORE BRANCH

and

DBS BANK LTD.

as Mandated Lead Arrangers, Joint Coordinators and Green Financing Coordinators

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Mandated Lead Arranger and Joint Coordinator

THE ORIGINAL OFFSHORE FINANCIERS

listed in Part I of Schedule 1

THE ORIGINAL MURABAHAH FINANCIERS

listed in Part II of Schedule 1

THE ORIGINAL HEDGE COUNTERPARTIES

listed in Part III of Schedule 1

STANDARD CHARTERED BANK (HONG KONG) LIMITED

as Offshore Facility Agent

MAYBANK INVESTMENT BANK BERHAD

as Murabahah Facility Agent

CIMB INVESTMENT BANK BERHAD

as Security Agent

MAYBANK INVESTMENT BANK BERHAD

as Common Terms Agent

COMMON TERMS AGREEMENT

relating to a USD4,100,000,000 Offshore Term Loan Facility and a

RM13,000,000,000 Murabahah Term Facility (and an accordion facility)

dated 15 May 2025 as amended and restated by an amendment and restatement deed dated 10 September 2026

Baker & McKenzie.Wong & Leow

(Reg. No. 200010145R)

38 Beach Road

#23-11 South Beach Tower

Singapore 189767

www.bakermckenzie.com

i

ii

THIS AGREEMENT is dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026 and is made between:

1.

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (the “Company”);

2. (A)

DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia I”);

(B)

DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437 (1491134-T)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia II”); and

(C)

DAYONE DATA CENTERS MALAYSIA III SDN. BHD. (Registration No. 202201045776 (1491473-T)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia (“DayOne Malaysia III”),

(each a “DayOne Company” and collectively, the “DayOne Companies”);

3.

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as mandated lead arrangers and bookrunners (collectively the “Mandated Lead Arrangers”);

4.

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH and DBS BANK LTD. as green financing coordinator (collectively the “Green Financing Coordinators”);

5.

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as joint coordinators (collectively, the “Joint Coordinators”);

6.	THE FINANCIAL INSTITUTIONS listed in Part I (The Offshore Financiers) of Schedule 1 (The Original Parties) as the original offshore financiers (the “Original Offshore Financiers”);

7.	THE FINANCIAL INSTITUTIONS listed in Part II (The Murabahah Financiers) of Schedule 1 (The Original Parties) as the original murabahah financiers (the “Original Murabahah Financiers”);

8.	THE FINANCIAL INSTITUTIONS listed in Part III (The Hedge Counterparties) of Schedule 1 (The Original Parties) as original hedge counterparties (the “Original Hedge Counterparties”);

9.	STANDARD CHARTERED BANK (HONG KONG) LIMITED as facility agent of the Offshore Financiers (the “Offshore Facility Agent”);

10.	MAYBANK INVESTMENT BANK BERHAD as facility agent of the Murabahah Financiers (the “Murabahah Facility Agent”);

11.	MAYBANK INVESTMENT BANK BERHAD in its capacity as the common terms agent (the “Common Terms Agent”); and

12.	CIMB INVESTMENT BANK BERHAD as security agent (collectively the “Security Agent”).

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Account” means each of the Project Accounts and the Finance Service Reserve Account and “Accounts” shall be construed accordingly.

“Account Bank” means:

(a)	in respect of the RM FSRA, [***]; and

(b)	in respect of the USD FSRA, [***];

(c)	in respect of the Project Account (Company), [***];

(d)	in respect of the Project Account (DayOne Malaysia I), [***];

(e)	in respect of the Project Account (DayOne Malaysia II), [***];

(f)	in respect of the Project Account (DayOne Malaysia III), [***];

(g)	in respect of the Project Account (DayOne Parent), [***]; and

(h)	in respect of any other Project Account, [***].

“Accordion Facility” means an up to RM3,500,000,000 (or its equivalent) term loan facility and/or term financing-i facility made available under this Agreement, the Offshore Facility Agreement and/or the Murabahah Facility Agreement in accordance with Clause 2.2 (Increase – Accordion Option).

“Accordion Facility Commitment” means:

(a)

in relation to an Accordion Financier, the amount set opposite its name under the heading “Accordion Facility Commitment” in the Accordion Increase Accession Agreement and the amount of any other “Accordion Facility Commitment” transferred to it in accordance with this Agreement; and

(b)	in relation to any other Total Term Financier, the amount of any “Accordion Facility Commitment” transferred to it in accordance with this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Accordion Financier” has the meaning given to it in Clause 2.2 (Increase – Accordion Option).

“Accordion Increase” means in respect of an Accordion Increase Request, the amount of the increase in the Commitments requested in that Accordion Increase Request.

“Accordion Increase Accession Agreement” means the accession agreement in relation to any Accordion Increase, to be executed by the Company, each DayOne Company, the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent (as applicable) and the Accordion Financiers, substantially in the form set out in Schedule 7 (Form of Accordion Increase Accession Agreement).

“Accordion Increase Effective Date” has the meaning given to it in Clause 2.2 (Increase – Accordion Option).

“Accordion Increase Request” means a request substantially in the form set out in Schedule 6 (Form of Accordion Increase Request).

“Additional Obligor” shall have the meaning given to it in the Offshore Facility Agreement or the Murabahah Facility Agreement.

“Administrative Party” means each of the Offshore Facility Agent, the Murabahah Facility Agent, the Mandated Lead Arrangers, the Joint Coordinators, the Green Financing Coordinators, the Common Terms Agent, the Security Agent and the Shariah Advisers and “Administrative Parties” shall be construed accordingly. For the purpose of Clause 21 (Role of the Administrative Parties), references to “Administrative Party” shall exclude the Offshore Facility Agent, the Murabahah Facility Agent and the Security Agent.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Agreed FX Rate” means:

(a)

in respect of the Initial Term Facilities, the exchange rate of RM4.41176 to USD1.00 in respect of a conversion of any amount denominated in US Dollar to Ringgit Malaysia, or Ringgit Malaysia to US Dollar; and

(b)	in respect of the Upsize Facilities, the exchange rate of RM3.95833 to USD1.00 in respect of a conversion of any amount denominated in US Dollar to Ringgit Malaysia, or Ringgit Malaysia to US Dollar.

“Amendment and Restatement Deed (CTA)” means the amendment and restatement deed to this Agreement dated 10 September 2026 and made between (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators, (6) the Offshore Facility Agent, (7) the Murabahah Facility Agent, (8) the Security Agent and (9) the Common Terms Agent.

“Amendment and Restatement Deed (ICD)” means the amendment and restatement deed to the Intercreditor Deed dated 10 September 2026 and made between (1) the Company, (2) each DayOne Company, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators, (6) the Offshore Facility Agent, (7) the Murabahah Facility Agent, (8) the Security Agent and (9) the Common Terms Agent.

“Amendment and Restatement Deed (MFA)” means the amendment and restatement deed to the Murabahah Facility Agreement dated 10 September 2026 and made between (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators and (6) the Murabahah Facility Agent.

“Amendment and Restatement Deed (OFA)” means the amendment and restatement deed to the Offshore Facility Agreement dated 10 September 2026 and made between (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators and (6) the Offshore Facility Agent.

“Anti-Bribery and Corruption Laws” means any applicable law, statute, rule or regulation relating to bribery or corruption, including the Malaysian Anti-Corruption Commission Act 2009, the Prevention of Corruption Act 1960 of Singapore, the UK Bribery Act of 2010, the United States Foreign Corrupt Practices Act of 1977 as amended and the rules and regulations thereunder (FCPA), and any other similar laws, rules or regulations issued, administered or enforced by Singapore, the United States, United Kingdom, the European Union or any of its member states, or any other country or governmental agency having jurisdiction over any Obligor or any member of the Group that prohibits the corrupt payment, offer, promise, or authorisation of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any government official or other person.

“Anti-Money Laundering and Terrorism Financing Laws” means any applicable anti-money laundering and anti-terrorism laws and regulations of jurisdictions where any Obligor or any member of the Group conducts its principal business and trades and/or where any Obligor or any member of the Group is incorporated, including the Anti-Money Laundering, Anti-Terrorism Financing, Anti-Restricted Activity Financing and Proceeds of Unlawful Activities Act 2001, the U.S. International Money Laundering Abatement, the Financial Anti-Terrorism Act of 2001 and Terrorism (Suppression of Financing) Act 2002 of Singapore (and any amendments and modifications thereto and implementing regulations) and any other applicable rules, regulations or guidelines, issued, administered or enforced by any Governmental Agency or authority.

“APLMA” means the Asia Pacific Loan Market Association Limited.

“Approved Building” means a Building within a Development Project declared by the Common Terms Agent to be an Approved Building in accordance with Clause 16.15(k) (Approved Projects and Approved Buildings).

“Approved Insurers/Takaful Operators” means:

(a)	in respect of insurances, the following insurance companies:

(i)	AIA General Berhad;

(ii)	AIG Malaysian Insurance Berhad;

(iii)	Allianz General Insurance Company (Malaysia) Berhad;

(iv)	Berjaya Sompo Insurance Berhad;

(v)	Chubb Insurance Malaysia Berhad;

(vi)	Etiqa General Insurance Berhad;

(vii)	Great Eastern General Insurance (Malaysia) Berhad;

(viii)	Liberty General Insurance Berhad;

(ix)	Lonpac Insurance Berhad;

(x)	MSIG (Insurance) Malaysia Berhad;

(xi)	The Pacific Insurance Berhad;

(xii)	Pacific & Orient Insurance Co. Berhad;

(xiii)	Progressive Insurance Berhad;

(xiv)	QBE Insurance (Malaysia) Berhad;

(xv)	RHB Insurance Berhad;

(xvi)	Tokio Marines Insurance (Malaysia) Berhad;

(xvii)	Tune Insurance Malaysia Berhad; and

(xviii)	Zurich General Insurance Malaysia Berhad,

or any other insurance company as may be determined by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers acting reasonably) from time to time;

(b)	in respect of takaful, the following takaful operators:

(i)	AIA Public Takaful Berhad;

(ii)	Etiqa General Takaful Berhad;

(iii)	Great Eastern Takaful Berhad;

(iv)	Prudential BSN Takaful Berhad;

(v)	Syarikat Takaful Malaysia Berhad;

(vi)	Takaful Ikhlas General Berhad; and

(vii)	Zurich General Takaful Malaysia Berhad,

or any other takaful operators as may be determined by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers acting reasonably) from time to time,

and “Approved Insurer/Takaful Operator” shall mean any one of them.

“Approved Projects” means in relation to a Development Project, the portion of such Development Project declared by the Common Terms Agent to be an Approved Project in accordance with Clause 16.15(k) (Approved Projects and Approved Buildings).

“Approved Project Cost” means the costs of the following:

(a)	the land in respect of the entire Development Project;

(b)	the common park infrastructure in respect of the entire Development Project;

(c)	the building, shell and core in respect of the Approved Building;

(d)	the power infrastructure in respect of the Approved Building; and

(e)

the mechanical and electronics and fitting-out that have obtained commitments from such Whitelist Offtakers as evidenced by LOI, MOU or signed colocation service agreement (or its equivalent) on such terms which are satisfactory to the Majority Total Term Financiers (“Approved Capacity”).

“Approved Stock Exchange” means any of the following:

(a)	National Association of Securities Dealers Automatic Quotation System of the United States (NASDAQ);

(b)	Singapore Exchange Securities Trading Limited;

(c)	The Stock Exchange of Hong Kong Limited; and

(d)	any other stock exchanges acceptable to the Majority Total Term Financiers.

“Approved Valuers” means:

(a)	CBRE WTW Valuation & Advisory Sdn Bhd;

(b)	Henry Butcher Malaysia Sdn Bhd; and

(c)	Knight Frank Malaysia Sdn Bhd,

or such other independent professional appraisers acceptable to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) and “Approved Valuer” shall mean any one of them.

“Assignment Agreement” means an agreement substantially in the form set out in Schedule 9 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

“Assignment and Charge of Accounts” means:

(a)	the Assignment and Charge of Designated Accounts (Company);

(b)	the Assignment and Charge of Project Account (DayOne Parent);

(c)	the Assignment and Charge of Project Account (DayOne Malaysia I);

(d)	the Assignment and Charge of Project Account (DayOne Malaysia II);

(e)	the Assignment and Charge of Project Account (DayOne Malaysia III); and

(f)

any other assignments and charges over a Project Account as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment and Charge of Designated Accounts (Company)” means the Malaysian law governed first ranking charge over the Designated Accounts (Company) dated on or about the Original Agreement Date and made between the Company and the Security Agent.

“Assignment and Charge of Project Account (DayOne Malaysia I)” means the Malaysian law governed first ranking charge over the Project Account (DayOne Malaysia I) dated on or about the First Utilisation Date and made between DayOne Malaysia I and the Security Agent.

“Assignment and Charge of Project Account (DayOne Malaysia II)” means the Malaysian law governed first ranking charge over the Project Account (DayOne Malaysia II) dated on or about the First Utilisation Date and made between DayOne Malaysia II and the Security Agent.

“Assignment and Charge of Project Account (DayOne Malaysia III)” means the Malaysian law governed first ranking charge over the Project Account (DayOne Malaysia III) dated on or about the First Utilisation Date and made between DayOne Malaysia III and the Security Agent.

“Assignment and Charge of Project Account (DayOne Parent)” means the Singapore law governed first ranking charge over the Project Account (DayOne Parent) to be made between DayOne Parent and the Security Agent.

“Assignment Documents” means collectively:

(a)	the Assignment and Charge of Accounts;

(b)	the Assignment of Insurances/Takaful;

(c)	the Assignment of Material Contracts;

(d)	the Assignment of Service Agreements; and

(e)	the Assignment of Intercompany Loans/Advances.

“Assignment of Insurances/Takaful” means:

(a)	the Assignment of Insurances/Takaful (DayOne Malaysia I);

(b)	the Assignment of Insurances/Takaful (DayOne Malaysia II);

(c)	the Assignment of Insurances/Takaful (DayOne Malaysia III); and

(d)

any other assignments in respect of the Insurances/Takaful as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Insurances/Takaful (DayOne Malaysia I)” means the Malaysian law governed assignment over the Insurances/Takaful (DayOne Malaysia I) dated on or about the First Utilisation Date and made between DayOne Malaysia I and the Security Agent.

“Assignment of Insurances/Takaful (DayOne Malaysia II)” means the Malaysian law governed assignment over the Insurances/Takaful (DayOne Malaysia II) dated on or about the First Utilisation Date and made between DayOne Malaysia II and the Security Agent.

“Assignment of Insurances/Takaful (DayOne Malaysia III)” means the Malaysian law governed assignment over the Insurances/Takaful (DayOne Malaysia III) dated on or about the First Utilisation Date and made between DayOne Malaysia III and the Security Agent.

“Assignment of Intercompany Loans/Advances” means:

(a)	the Assignment of Intercompany Loans/Advances (Company);

(b)	the Assignment of Intercompany Loans/Advances (DayOne Malaysia I);

(c)	the Assignment of Intercompany Loans/Advances (DayOne Malaysia II);

(d)	the Assignment of Intercompany Loans/Advances (DayOne Malaysia III); and

(e)

any other assignments in respect of the Intercompany Loans/Advances as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Intercompany Loans/Advances (Company)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between the Company and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Intercompany Loans/Advances (DayOne Malaysia I)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between DayOne Malaysia I and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Intercompany Loans/Advances (DayOne Malaysia II)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between DayOne Malaysia II and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Intercompany Loans/Advances (DayOne Malaysia III)” means the Malaysian law governed assignment dated on or about the Original Agreement Date and made between DayOne Malaysia III and the Security Agent in respect of the Intercompany Loans/Advances.

“Assignment of Material Contracts” means:

(a)	the Assignment of Material Contracts (DayOne Malaysia I);

(b)	the Assignment of Material Contracts (DayOne Malaysia II);

(c)	the Assignment of Material Contracts (DayOne Malaysia III); and

(d)

any other assignments in respect of the Material Contracts as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Material Contracts (DayOne Malaysia I)” means the Malaysian law governed assignment over the Material Contracts (DayOne Malaysia I) dated on or about the First Utilisation Date and made between DayOne Malaysia I and the Security Agent.

“Assignment of Material Contracts (DayOne Malaysia II)” means the Malaysian law governed assignment over the Material Contracts (DayOne Malaysia II) dated on or about the First Utilisation Date and made between DayOne Malaysia II and the Security Agent.

“Assignment of Material Contracts (DayOne Malaysia III)” means the Malaysian law governed assignment over the Material Contracts (DayOne Malaysia III) dated on or about the First Utilisation Date and made between DayOne Malaysia III and the Security Agent.

“Assignment of Service Agreements” means:

(a)	the Assignment of Service Agreements (DayOne Malaysia I);

(b)	the Assignment of Service Agreements (DayOne Malaysia II);

(c)	the Assignment of Service Agreements (DayOne Malaysia III); and

(d)

any other assignments in respect of the Service Agreements as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Assignment of Service Agreements (DayOne Malaysia I)” means the Malaysian law governed assignment over the Service Agreements (DayOne Malaysia I) dated on or about the First Utilisation Date and made between DayOne Malaysia I and the Security Agent.

“Assignment of Service Agreements (DayOne Malaysia II)” means the Malaysian law governed assignment over Service Agreements (DayOne Malaysia II) dated on or about the First Utilisation Date and made between DayOne Malaysia II and the Security Agent.

“Assignment of Service Agreements (DayOne Malaysia III)” means the Malaysian law governed assignment over Service Agreements (DayOne Malaysia III) dated on or about the First Utilisation Date and made between DayOne Malaysia III and the Security Agent.

“Auditors” means an internationally recognised firm of auditors or such other firm approved in advance by the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers acting reasonably).

“Authorisation” means:

(a)	an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration; or

(b)

in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

“Availability Period” means:

(a)

in relation to the Offshore Facility and the Murabahah Facility (other than the respective Accordion Facility), the period from and including the Original Agreement Date to and including the earlier of:

(i)	the date falling 48 Months after the Original Agreement Date; and

(ii)

the date on which the Offshore Facility or the Murabahah Facility (as the case may be) is fully utilised, cancelled or terminated under the provisions of this Agreement and the Offshore Facility Agreement or the Murabahah Facility Agreement (as the case may be);

(b)	in relation to the Accordion Facility, the period from and including the Accordion Increase Effective Date to the date as determined in the Accordion Increase Accession Agreement.

“Available Murabahah Facility” means in relation to the Murabahah Facility, the aggregate for the time being of each Murabahah Financier’s Available Murabahah Facility Commitment in respect of the Murabahah Facility.

“Available Murabahah Facility Commitment” shall have the meaning given to “Available Commitment” in the Murabahah Facility Agreement.

“Available Offshore Facility” means in relation to the Offshore Facility, the aggregate for the time being of each Offshore Financier’s Available Offshore Facility Commitment in respect of the Offshore Facility.

“Available Offshore Facility Commitment” shall have the meaning given to “Available Commitment” in the Offshore Facility Agreement.

“BNM” means Bank Negara Malaysia, governed by the Central Bank of Malaysia Act 2009.

“BG Facilities” means the various bilateral bank guarantee facilities of an aggregate amount of up to RM1,500,000,000 granted or may be granted pursuant to the following letters of offer:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; and

(v)

such other letters of offer to be issued by such other financiers to the Company, the DayOne Companies and/or the Additional Obligors from time to time after the Original Agreement Date, in respect of any bank guarantee facilities to be granted by such financiers to the Company, the DayOne Companies and/or the Additional Obligors,

and references to “BG Facility” shall mean any or each of them.

“BG Financiers” means:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***]; and

(e)

such other financial institutions that grant a BG Facility to the Company, the DayOne Companies or the Additional Obligors and also accede to become a party to the Intercreditor Deed, in accordance with the terms of the Intercreditor Deed, and each, a “BG Financier”.

“BG Issuer” means a BG Financier that issues bank guarantees to suppliers or contractors of the Company, a DayOne Company or an Additional Obligor or to any relevant authorities, statutory bodies and utility companies in relation to a Project or other beneficiaries acceptable to the BG Issuer.

“Break Costs” shall have the meaning given to such term in the Offshore Facility Agreement.

“Building” means a data centre building erected on a Project.

“Business Day” means a day (other than a Saturday or Sunday) on which:

(a)	banks are open for general business in Kuala Lumpur, New York, Singapore, Hong Kong and the People’s Republic of China; and

(b)	(in relation to the fixing of a rate of interest) an RFR Banking Day.

“Cash Pooling Arrangement” means the two-way cash pooling arrangement between the Company and each of the DayOne Companies and Additional Obligor whereby:

(a)	all capital expenditure, operating costs and expenses in relation to a Project are paid out from the Project Account of the relevant DayOne Company or Additional Obligor;

(b)	all rental proceeds arising from the Service Agreements are paid into the Project Account of the relevant DayOne Company or Additional Obligor;

(c)	at the end of each day:

(i)	all the credit balances in the Project Account of any DayOne Company and Additional Obligor will be swept to the Project Account (Company);

(ii)	all the debit balances in the Project Account of any DayOne Company and Additional Obligor will be funded by the Company; and

(iii)	all the net credit balances will be pooled in the Project Account (Company),

upon the terms and subject to the condition of a cash pooling agreement to be made between the Company, each DayOne Company and [***]

“Charged Assets” means all and any assets which are, or are expressed to be, the subject of the Transaction Security from time to time.

“Code” means the US Internal Revenue Code of 1986.

“Commitments” shall have the meaning given to it under the Offshore Facility Agreement and the Murabahah Facility Agreement respectively.

“Commodities” shall have the meaning given to it under the Murabahah Facility Agreement.

“Completed Projects” means:

(a)	the Initial Completed Projects; and

(b)	such other Development Projects that have achieved Completion (including the NTP Plot 3 Project and NTP Plot 4 Project (Phase 1) as at the date of the Amendment and Restatement Deed (CTA)).

“Completion” means, in respect of the Development Projects, the completion of the construction of all Buildings within the relevant Development Project in accordance with the relevant Construction Plan and such Buildings are ready-for-service.

“Completion and Cost Overrun Undertaking” means the irrevocable and unconditional letter of undertaking dated on or about the date of the Amendment and Restatement Deed (CTA) and issued by DayOne Parent to the Security Agent in respect of the completion of Projects (including undertaking to provide equity funding to complete the Projects) and the funding of Cost Overruns in connection with each Approved Building for up to three (3) Months after such Approved Building is ready-for-service, and which expression shall, where the context so admits, include any amendment(s) or variations(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof.

“Confidentiality Undertaking” means a confidentiality undertaking substantially in a recommended form of the APLMA or in any other form agreed between the Company and the Common Terms Agent.

“Construction Plans” means, in respect of the Development Projects, the construction/development plan in respect of such Development Projects which shall state specifically the target completion date of the construction of each Building on that Development Project, submitted to the Common Terms Agent as an initial condition precedent under Clause 4.1 (Initial conditions precedent) and such other construction/development plan in respect of any Development Projects as may be provided to the Common Terms Agent from time to time.

“Cost Overrun” means, in respect of the Development Projects, at any time, the circumstance where the total development cost of such Development Project exceeds the Project Cost of such Development Project as determined and certified by the Quantity Surveyor.

“Cost to Complete” means in respect of a Development Project that has not achieved Completion, the estimated remaining development cost of such Development Project (including but not limited to the cost of construction of the main building works and piling, professional fees, administrative expenses, property tax and Financing Cost (to the extent included in the relevant Project Cost)) required to achieve Completion of the Development Project. The estimated cost of construction of the main building works and piling shall be such amount determined by the Quantity Surveyor and certified by an authorised signatory of the relevant DayOne Company.

“DayOne Parent” means DayOne Data Centers Limited, a company incorporated in Cayman Islands, having its registered office at the offices of Maples Corporate Services Limited at PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

“DayOne Parent IPO” means the initial public offering of the shares of DayOne Parent resulting in the listing of and admission of trading of such shares of DayOne Parent on an Approved Stock Exchange.

“DayOne Singapore” means DayOne Data Centers Singapore Pte Ltd. (previously known as GDS IDC Services Pte. Ltd.) (UEN/Company No. 201827513C), a company incorporated in Singapore and having its registered office at 101 Cecil Street, #10-01 Tong Eng Building, Singapore 069533.

“Debentures” means:

(a)	the Debenture (DayOne Malaysia I);

(b)	the Debenture (DayOne Malaysia II);

(c)	the Debenture (DayOne Malaysia III); and

(d)	any other debenture as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Debenture (DayOne Malaysia I)” means the Malaysian law governed debenture dated on or about the Original Agreement Date between DayOne Malaysia I and the Security Agent.

“Debenture (DayOne Malaysia II)” means the Malaysian law governed debenture dated on or about the Original Agreement Date between DayOne Malaysia II and the Security Agent.

“Debenture (DayOne Malaysia III)” means the Malaysian law governed debenture dated on or about the Original Agreement Date between DayOne Malaysia III and the Security Agent.

“Declassification Event” has the meaning given to it under paragraph 3(h) of Schedule 11 (Green Loan/Financing Principles Memorandum).

“Deed of Confirmation (Subordination Deed)” means the Singapore law governed deed of confirmation made or to be made between (1) the Company, (2) each DayOne Company, (3) DayOne Singapore and (4) the Security Agent.

“Default” means an Event of Default or any event or circumstance specified in Clause 18 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Security Agent.

“Designated Accounts (Company)” means:

(a)	the Finance Service Reserve Account; and

(b)	the Project Account (Company).

“Development Projects” means:

(a)	the Initial Development Projects; and

(b)	any Pipeline Project which is funded by an Accordion Facility.

“Disbursement” has the meaning given to the term in the Murabahah Facility Agreement.

“Disruption Event” means either or both of:

(a)

a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(a)	from performing its payment obligations under the Finance Documents; or

(b)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Drawdown/Disbursement Allocation Table” means a table setting out a summary of the loan/financing position and details of allocation of a Utilisation in the form set out in the Appendix of Schedule 4 (Utilisation Request), to be appended to a Utilisation Request.

“Environmental or Social Claim” means any claim, proceeding or investigation by any person in respect of any Environmental Law.

“Environmental and Social Law” means any applicable law or regulation which relates to:

(a)	the pollution or protection of the Natural Environment;

(b)	the conditions of the workplace;

(c)	the health and safety of workers;

(d)	human rights; or

(e)

the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the Natural Environment, including, without limitation, any waste.

“Environmental and Social Permits” means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental or Social Law for the operation of the business of any Obligor (other than the DayOne Parent) conducted on or from the properties owned or used by any Obligor (other than the DayOne Parent).

[***]

“Event of Default” means any event or circumstance specified as such in Clause 18 (Events of Default).

“Existing Facilities” means collectively:

(a)	the NTP Plot 1 Facility;

(b)	the NTP Plot 2 Facility;

(c)	the NTP Plot 3 and 4 Facility; and

(d)	the KTP Plot 1 Facility.

“Existing Finance Documents” means each finance document in respect of each of the Existing Facilities.

“Existing Project Accounts” means:

(a)	the Existing Project Accounts (DayOne Malaysia I); and

(b)	the Existing Project Account (DayOne Malaysia II).

“Existing Project Accounts (DayOne Malaysia I)” means the bank account opened and maintained by DayOne Malaysia I with [***].

“Existing Project Account (DayOne Malaysia II)” means the bank account opened and maintained by DayOne Malaysia II with [***].

“External Review” means an opinion, document or report issued by the External Reviewer (at the cost of the Company) addressed to the Common Terms Agent and the Green Financing Coordinators, in form and substance satisfactory to the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“External Reviewer” means any consultant and/or institution with recognised expertise in environmental and social sustainability or other aspects of the administration of a Green Facility that has been appointed by the Company with the prior written consent of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) such as Green Business Certification Inc. or an equivalent LEED assessor and/or auditor.

“Facility” means each of the Offshore Facility and the Murabahah Facility and “Facilities” shall be construed accordingly.

“Facility Office” means the office or offices notified by a Finance Party to the Common Terms Agent in writing on or before the date it becomes a Finance Party (or, following that date, by not less than five (5) Business Days’ written notice) as the office or offices through which it will perform its obligations under the Finance Documents.

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means any letter or letters between the Company and any of the Finance Parties setting out any fees agreed between the relevant Parties.

“Final Maturity Date” shall have the meaning given to such term in each of the Offshore Facility Agreement and the Murabahah Facility Agreement.

“Finance Document” means:

(a)	this Agreement;

(b)	the Amendment and Restatement Deed (CTA);

(c)	the Amendment and Restatement Deed (ICD);

(d)	the Amendment and Restatement Deed (MFA);

(e)	the Amendment and Restatement Deed (OFA);

(f)	the Intercreditor Deed;

(g)	the Offshore Facility Agreement;

(h)	the Murabahah Facility Agreement;

(i)	the Deed of Confirmation (Subordination Deed);

(j)	the Hedging Agreements;

(k)	any Fee Letter;

(l)	any Security Document;

(m)	the Subordination Deed;

(n)	any Utilisation Request;

(o)	any Selection Notice;

(p)	any Compliance Certificate;

(q)	any Accordion Increase Accession Agreement;

(r)	any Transfer Certificate;

(s)	any Assignment Agreement; and

(t)	any other document designated as such by the Common Terms Agent.

“Finance Party” means each Administrative Party, an Offshore Financier, a Murabahah Financier or a Hedge Counterparty.

“Finance Service Reserve Account” means the RM FSRA and the USD FSRA.

“Financial Close Date” means the Business Day on which the Common Terms Agent notifies the Company and the Finance Parties that all the conditions precedent referred to in Schedule 2 (Conditions Precedent) have either been satisfied or waived.

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)	moneys borrowed or financing raised;

(b)	any amount raised by acceptance under any acceptance credit/financing facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, sukuk, notes, debentures, loan stock or any similar instrument;

(d)

the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability (other than any liability in respect of a lease or hire purchase contract which would, in accordance with GAAP in force prior to 1 January 2019 be treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing/financing;

(g)

any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value and any unpaid amount shall be taken into account);

(h)

any counter-indemnity obligation in respect of a guarantee, indemnity, bond, sukuk (Islamic securities), standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above,

without in any case, any double counting.

“Financing Cost” means the aggregate estimated profit and/or interest expense payable by the Company and/or each DayOne Company, less the amount of any scheduled periodic payment receivable by the Company and/or each DayOne Company under any Hedging Arrangement during that period plus any amount of any scheduled periodic payments payable by the Company and/or each DayOne Company under any Hedging Arrangement, to be incurred on the Facilities until the Completion of the relevant Development Project is achieved, and which shall be calculated against the Projected Drawdown/Disbursement Schedule.

“First Utilisation Date” means the first Utilisation Date of the Facilities.

“GAAP” means generally accepted accounting principles in the jurisdiction of incorporation of each Obligor, including IFRS.

“Governmental Agency” means any government or any governmental agency, semi-governmental or judicial entity or authority (including, without limitation, any stock exchange or any self-regulatory organisation established under statute).

“Green Building Certification” means a certification that the building in question is a green building using an internationally recognised assessment method such as the LEED.

“Green Facility” means the classification of a Facility pursuant to Clause 16.23 (Green Project Classification Event(s)).

“Green Loan/Financing Principles” means “Green Loan Principles” jointly issued by the Loan Market Association, the APLMA and the Loan Syndications and Trading Association on 26 March 2025.

“Green Loan/Financing Principles Memorandum” means the memorandum which documents the principles in respect of the Green Loan/Financing Principles to be complied by the Company and each DayOne Company pursuant to Clause 16.23 (Green Project Classification Event(s)), as annexed in Schedule 11 (Green Loan/Financing Principles Memorandum) and as updated from time to time in accordance with the “Green Loan Principles” published by the Loan Market Association, the APLMA and the Loan Syndications and Trading Association.

“Green Project Classification Event(s)” means an event or events pursuant to Clause 16.23 (Green Project Classification Event(s)).

“Group” means the Company and its Subsidiaries from time to time.

“Hedge Counterparty” means any Original Hedge Counterparty, (at the time the relevant Hedging Agreement is entered into) an Affiliate thereof, an Accordion Financier or its Affiliate, which has become a Hedge Counterparty in accordance with Clause 19.15 (Accession of Hedge Counterparties) and which is or has become a party to the Intercreditor Deed in accordance with the provisions of the Intercreditor Deed, which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement or other Finance Documents.

“Hedge Counterparty Accession Deed” has the same meaning as “Total Finance Party Accession Undertaking” in the Intercreditor Deed.

“Hedging Agreement” means any master agreement, confirmation, transaction, schedule or other agreement entered into by the Company and/or a DayOne Company with a Hedge Counterparty in relation to the Hedging Arrangements.

“Hedging Arrangements” means the hedging transactions entered into between the Company and/or a DayOne Company and the Hedge Counterparties in relation to hedging of exposures to fluctuations of interest rate, profit rate and currency exchange rate in respect of the Facilities, upon the terms and subject to the conditions of the Hedging Agreements.

“HMT” means His Majesty’s Treasury.

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Indirect Tax” means any goods and services tax, value added tax or any tax of a similar nature.

“Initial Completed Projects” means:

(a)	the NTP Plot 1 Project; and

(b)	the NTP Plot 2 Project.

“Initial Development Projects” means:

(a)	the NTP Plot 3 Project;

(b)	the NTP Plot 4 Project – Phase 1;

(c)	the NTP Plot 4 Project – Phase 2;

(d)	the NTP Plot 5 Project;

(e)	the KTP Plot 1 Project;

(f)	the KTP Plot 2 Project; and

(g)	the KTP Plot 3 Project.

“Initial Development Project Costs” means the following:

(a)	the Project Cost (NTP Plot 3 Project);

(b)	the Project Cost (NTP Plot 4 Project – Phase 1);

(c)	the Project Cost (NTP Plot 4 Project – Phase 2);

(d)	the Project Cost (NTP Plot 5 Project);

(e)	the Project Cost (KTP Plot 1 Project);

(f)	the Project Cost (KTP Plot 2 Project); and

(g)	the Project Cost (KTP Plot 3 Project).

“Initial Offshore Facility” means the US Dollar One Billion and Seven Hundred Million (USD1,700,000,000) term loan facility granted to the Company and the DayOne Companies by the Offshore Financiers pursuant to the Offshore Facility Agreement.

“Initial Murabahah Facility” means the Ringgit Malaysia Seven Billion and Five Hundred Million (RM7,500,000,000) term financing-i facility granted to the Company and the DayOne Companies by the Murabahah Financiers pursuant to the Murabahah Facility Agreement.

“Initial Term Facilities” means the Initial Offshore Facility and the Initial Murabahah Facility.

“Insurance/Takaful Proceeds” has the meaning given to it in Clause 7.5 (Mandatory prepayment – Insurance/Takaful Proceeds)).

“Insurances/Takaful” means:

(a)	the Insurances/Takaful (DayOne Malaysia I);

(b)	the Insurances/Takaful (DayOne Malaysia II);

(c)	the Insurances/Takaful (DayOne Malaysia III);

(d)	any insurance policies and/or takaful certificates obtained or taken out by an Additional Obligor in respect of the relevant Project; and

(e)	any contract of insurance policies and/or takaful certificates required under Clause 16.15(g) (Insurances/Takaful).

“Insurances/Takaful (DayOne Malaysia I)” means any insurance policy or takaful certificate obtained or taken out by DayOne Malaysia I in respect of the relevant Project.

“Insurances/Takaful (DayOne Malaysia II)” means any insurance policy or takaful certificate obtained or taken out by DayOne Malaysia II in respect of the relevant Project.

“Insurances/Takaful (DayOne Malaysia III)” means any insurance policy or takaful certificate obtained or taken out by DayOne Malaysia III in respect of the relevant Project.

“Intellectual Property” means:

(a)

any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and

(b)	the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist).

“Intercompany Loans/Advances” means the intercompany loans/advances granted or to be granted by (a) the Company to any DayOne Company and/or Additional Obligor, and (b) by any DayOne Company and/or Additional Obligor to the Company, from time to time.

“Intercreditor Deed” means the intercreditor deed dated on or about the Original Agreement Date and made between (1) the Company, (2) each DayOne Company, (3) the Offshore Financiers, (4) the Murabahah Financiers, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Security Agent, (8) the Common Terms Agent, (9) the BG Financiers and (10) the Hedge Counterparties, which expression shall, where the context so admits, include the Amendment and Restatement Deed (ICD) and any amendment(s) or variation(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof).

“Interest Period” means, in relation to a Loan, each period determined in accordance with Clause 5.4 (Selection of Interest Periods and Profit Periods) and, in relation to an Unpaid Sum, each period determined in accordance with clause 7.3 (Default interest) of the Offshore Facility Agreement.

“IT Load” means in relation to a Project, the amount of energy used by, or the data centre load consumed or dedicated to, equipment such as servers, storage equipment and communication switches and routers.

“KTP Plot 1 Facility” means the existing term loan facilities of up to [***] pursuant to the KTP Plot 1 Facility Agreement.

“KTP Plot 1 Facility Agreement” means the facility agreement dated 29 May 2024 [***].

“KTP Plot 1 Project” means the proposed development of a [***] square meters of data centre space comprising [***] data centre properties (Building [***]) with a total power capacity of [***] megawatts in Kempas Lama, Johor on the KTP Plot 1 Project Land.

“KTP Plot 2 Project” means the proposed development of a [***] square meters of data centre space comprising [***] data centre properties (Building [***]) with a total power capacity of [***]megawatts in Kempas Lama, Johor on the KTP Plot 2 Project Land.

“KTP Plot 3 Project” means the proposed development of a [***] square meters of data centre space comprising [***] data centre properties (Building [***]) with a total power capacity of [***] megawatts in Kempas Lama, Johor on the KTP Plot 3 Project Land.

“KTP Plot 1 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“KTP Plot 2 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“KTP Plot 3 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under part of the respective issue documents of title bearing particulars [***] Johor which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“Land Charges” means:

(a)	the Land Charge (NTP Plot 1 Project);

(b)	the Land Charge (NTP Plot 2 Project);

(c)	the Land Charge (NTP Plot 3 Project);

(d)	the Land Charge (NTP Plot 4 Project);

(e)	the Land Charge (NTP Plot 5 Project);

(f)	the Land Charge (KTP Plot 1 Project);

(g)	the Land Charge (KTP Plot 2 Project);

(h)	the Land Charge (KTP Plot 3 Project); and

(i)

any other land charge in respect of such land on which an Approved Project will be developed and/or constructed on, as may be required by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) to be made between an Additional Obligor and the Security Agent.

“Land Charge (KTP Plot 1 Project)” means the Malaysian law governed land charge dated on or about the First Utilisation Date and made between DayOne Malaysia II and the Security Agent in respect of the KTP Plot 1 Project Land.

“Land Charge (KTP Plot 2 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia II and the Security Agent in respect of the KTP Plot 2 Project Land.

“Land Charge (KTP Plot 3 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia II and the Security Agent in respect of the KTP Plot 3 Project Land.

“Land Charge (NTP Plot 1 Project)” means the Malaysian law governed land charge dated on or about the First Utilisation Date and made between DayOne Malaysia I and the Security Agent in respect of the NTP Plot 1 Project Land.

“Land Charge (NTP Plot 2 Project)” means the Malaysian law governed land charge dated on or about the First Utilisation Date and made between DayOne Malaysia I and the Security Agent in respect of the NTP Plot 2 Project Land.

“Land Charge (NTP Plot 3 Project)” means the Malaysian law governed land charge dated on or about the First Utilisation Date and between DayOne Malaysia III and the Security Agent in respect of the NTP Plot 3 Project Land.

“Land Charge (NTP Plot 4 Project)” means the Malaysian law governed land charge dated on or about the First Utilisation Date and made between DayOne Malaysia III and the Security Agent in respect of the NTP Plot 4 Project Land.

“Land Charge (NTP Plot 5 Project)” means the Malaysian law governed land charge to be made between DayOne Malaysia I and the Security Agent in respect of the NTP Plot 5 Project Land.

“LEED” means the Leadership in Energy and Environmental Design, an internationally recognised green building rating and assessment method.

“Legal Reservations” means:

(a)

the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Acts;

(c)	the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defences of set-off or counterclaim;

(d)	the limitation of the enforcement of the terms of leases of real property by laws of general application to those leases;

(e)	similar principles, rights and remedies under the laws of any Relevant Jurisdiction;

(f)	the possibility that security over a bank account or chose in action which is expressed to be a fixed charge may be held by a court to take effect as a floating charge; and

(g)

any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion supplied to the Common Terms Agent as a condition precedent under this Agreement on or before the Financial Close Date.

“Limitation Acts” means the Limitation Act 1959 and the Foreign Limitation Periods Act 2012 of Singapore.

“Loan” has the meaning given to the term in the Offshore Facility Agreement.

“LOI” means a letter of intent issued by a Whitelist Offtaker to the Company, a DayOne Company and/or an Additional Obligor in relation to such Whitelist Offtaker’s take up commitment of the IT Load of a relevant Project.

“Majority Joint Coordinators” means at least four (4) out of the seven (7) Joint Coordinators and in the case where two (2) Joint Coordinators are from the same banking group, such two (2) Joint Coordinators shall be treated and deemed as one (1) Joint Coordinator.

“Majority Total Term Financiers” means:

(a)

if there are no Total Principal Outstanding under the Facilities, the Total Term Financiers whose Commitments aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the aggregate Commitments under the Facilities (or, if the aggregate Commitments under the Facilities have been reduced to zero, aggregated more than sixty-six and two-thirds per cent. (66 2⁄3%) of the aggregate Commitments under the Facilities immediately prior to the reduction); or

(b)

at any other time, the Total Term Financiers whose participations in the Total Principal Outstanding under the Facilities aggregate more than sixty-six and two-thirds per cent. (66 2⁄3%) of the Total Principal Outstanding under the Facilities.

“Material Adverse Effect” means a material adverse effect on or a material adverse change in:

(a)	the business, operations, assets, property, condition (financial or otherwise) or prospects of any Obligor or the Group taken as a whole;

(b)	the ability of any Obligor to perform its obligations under any Finance Documents to which it is a party; or

(c)	the validity, legality or enforceability of any Finance Document, or any rights or remedies of any Finance Party under the Finance Documents.

“Material Contracts” means:

(a)	the Material Contracts (DayOne Malaysia I);

(b)	the Material Contracts (DayOne Malaysia II);

(c)	the Material Contracts (DayOne Malaysia III);

(d)

and any main construction contracts, power supply agreements and equipment supply agreements in relation to a Project entered into by an Additional Obligor as acceptable by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers); and

(e)

any other material contracts as may be agreed by each of the Company, each DayOne Company and an Additional Obligor (as applicable), and the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“Material Contracts (DayOne Malaysia I)” means any main construction contracts, power supply agreements and equipment supply agreements in relation to the Projects entered into by DayOne Malaysia I and which expression includes any amendments and supplemental agreements entered into thereof.

“Material Contracts (DayOne Malaysia II)” means any main construction contracts, power supply agreements and equipment supply agreements in relation to the Projects entered into by DayOne Malaysia II and which expression includes any amendments and supplemental agreements entered into thereof.

“Material Contracts (DayOne Malaysia III)” means any main construction contracts, power supply agreements and equipment supply agreements in relation to the Projects entered into by DayOne Malaysia III and which expression includes any amendments and supplemental agreements entered into thereof.

“Minimum FSRA Amount” means:

(a)

in respect of the USD FSRA, at any time, the aggregate amount equivalent to the principal amount and the interest payable under the Offshore Facility for the next three (3) Months (other than the principal amount payable on the Final Maturity Date), at that time, the interest payable being calculated as follows:

(i)	prior to the date falling three Months after the Utilisation Date, the Daily Rate on the day falling ten (10) RFR Banking Days prior to that date; or

(ii)

on or after the date falling three Months after the Utilisation Date, the Compounded Reference Rate (as defined in the Offshore Facility Agreement) on the last day of the immediately preceding Interest Period of that Offshore Facility Loans (as defined in the Offshore Facility Agreement); and

(b)

in respect of the RM FSRA, at any time, the aggregate amount equivalent to the principal amount and the profit payable under the Murabahah Facility for the next three (3) Months (other than the principal amount payable on the Final Maturity Date), at that time.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	other than where paragraph (b) below applies:

(i)

(subject to paragraphs (iii) and (iv) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month;

(iii)

with respect to the Offshore Facility, an Interest Period for any Loan shall begin on the Utilisation Date of the relevant Loan and end on the 15th of the calendar month in which that Interest Period is to end (or any other date as may be agreed by the Common Terms Agent), subject to the “Business Day Conventions” under the Compounded Rate Terms (as defined in the Offshore Facility Agreement); and

(iv)

with respect to the Murabahah Facility, a Profit Period shall begin on the date of the Disbursement and end on the 15th of the calendar month in which that Profit Period is to end (or any other date as may be agreed by the Common Terms Agent), subject to Business Day convention; and

(b)

with respect to the Offshore Facility, in relation to any other period for the accrual of commission or fees for which there are rules specified as “Business Day Conventions” in the Compounded Rate Terms (as defined in the Offshore Facility Agreement), those rules shall apply.

The above rules will only apply to the last Month of any period.

“MOU” means a memorandum of understanding entered into between the Company, any DayOne Company and/or any Additional Obligor with a Whitelist Offtaker in relation to such Whitelist Offtaker’s take up commitment of the IT Load of a relevant Project.

“Murabahah Contract” shall have the meaning given to it in the Murabahah Facility Agreement.

“Murabahah Facility” means collectively, the Initial Murabahah Facility and the Upsize Murabahah Facility granted to the Company and the DayOne Companies by the Murabahah Financiers based on the Shariah principle of commodity Murabahah (via a Tawarruq arrangement) pursuant to the Murabahah Facility Agreement and if the accordion option is exercised pursuant to the Murabahah Facility Agreement, the Murabahah Facility shall include the Accordion Facility.

“Murabahah Facility Agreement” means the murabahah facility agreement dated on or about the Original Agreement Date between, inter alia, (1) the Company, (2) each DayOne Company, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators, (6) the Murabahah Financiers and (7) the Murabahah Facility Agent, which expression shall, where the context so admits, include the Amendment and Restatement Deed (MFA) and any amendment(s) or variation(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof).

“Murabahah Financier” means:

(a)	any Original Murabahah Financier;

(b)	any Accordion Financier in respect of the Murabahah Facility; and

(c)	any party which has become a Party in accordance with Clause 19 (Changes to the Finance Parties),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement or other Finance Documents.

“Natural Environment” means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

(a)	air (including, without limitation, air within natural or man-made structures, whether above or below ground);

(b)	water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and

(c)	land (including, without limitation, land under water).

“NCP” means a partner who offers hosted software and hardware services in a cloud or managed services model to end-user customers leveraging products of NVIDIA.

“NTP Plot 1 Facility” means the existing term loan facilities of [***] pursuant to the NTP Plot 1 Facilities Agreement.

“NTP Plot 1 Facilities Agreement” means the facility agreement dated 10 July 2023 [***] and any other supplemental agreements and amendment documents.

“NTP Plot 1 Project” means the [***] square meters with power capacity of [***] megawatts of [***] in Nusajaya, Johor, on the NTP Plot 1 Project Land.

“NTP Plot 1 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 2 Facility” means the short term loan of [***] granted to DayOne Malaysia I pursuant to the NTP Plot 2 Facility Agreement.

“NTP Plot 2 Facility Agreement” means the facility agreement dated 9 December 2024 [***] and any other supplemental agreements and amendment documents.

“NTP Plot 2 Project” means the two (2) data centre properties comprising:

(a)	a [***] square meters with power capacity of [***] megawatts data centre [***] and

(b)	a [***] square meters with power capacity of [***] megawatts data centre [***]

in Nusajaya, Johor, on the NTP Plot 2 Project Land.

“NTP Plot 2 Project Land” means all that piece of freehold land measuring approximately [***], and held under issue document of title bearing particulars [***] which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 3 and 4 Facility” means the short term loan facility of [***] to the NTP Plot 3 and 4 Facility Agreement.

“NTP Plot 3 and 4 Facility Agreement” means the facility agreement dated 18 October 2024 made between, [***] and any other supplemental agreements and amendment documents.

“NTP Plot 3 Project” means the proposed development of a [***] square meters data centre property with a power capacity of [***] megawatts [***] Nusajaya, Johor on the NTP Plot 3 Project Land.

“NTP Plot 3 Project Land” means all that piece of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***], which expression shall include the Building, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 4 Project Land” means all those pieces of freehold land measuring approximately [***] hectares, and held under part of the issue document of title bearing particulars [***], which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NTP Plot 4 Project – Phase 1” means the proposed development of a [***] square meters data centre property with a total power capacity of [***] in Nusajaya, Johor on the NTP Plot 4 Project Land.

“NTP Plot 4 Project – Phase 2” means the proposed development of [***] square meters data centre properties comprising [***] [***] with a total power capacity of [***] megawatts on the NTP Plot 4 Project Land.

“NTP Plot 5 Project” means the proposed development of [***] square meters of data centre space comprising [***] with a total power capacity of [***] megawatts in Nusajaya, Johor on the NTP Plot 5 Project Land.

“NTP Plot 5 Project Land” means all those pieces of freehold land measuring approximately [***] hectares, and held under issue document of title bearing particulars [***], which expression shall include the Buildings, all other buildings and fixtures presently or from time to time erected thereon and any amalgamated, any re-alienated and any subdivided land held under different issue documents of title or strata titles.

“NVIDIA” means Nvidia Corporation a multinational corporation and technology company headquartered in Santa Clara, California and incorporated in Delaware in the United States of America.

“Obligor” means the Company, a DayOne Company, the DayOne Parent or any Additional Obligor, and “Obligors” shall be construed accordingly.

“Obligors’ Agent” means the Company, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.4 (Obligors’ Agent).

“OFAC” means the Office of Foreign Assets Control of the US Department of Treasury.

“Offshore Facility” means collectively, the Initial Offshore Facility and the Upsize Offshore Facility granted to the Company and the DayOne Companies by the Offshore Financiers pursuant to the Offshore Facility Agreement and if the accordion option is exercised pursuant to the Offshore Facility Agreement, the Offshore Facility shall include the Accordion Facility.

“Offshore Facility Agreement” means the offshore facility agreement dated on or about the Original Agreement Date between (1) the Company, (2) the DayOne Companies, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Green Financing Coordinators; (6) the Offshore Financiers, (7) the Offshore Facility Agent and (8) the Hedge Counterparties which expression shall, where the context so admits, include the Amendment and Restatement Deed (OFA) and any amendment(s) or variation(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof).

“Offshore Financier” means:

(a)	any Original Offshore Financier;

(b)	any Accordion Financier in respect of the Offshore Facility; and

(c)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 19 (Changes to the Finance Parties),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement or other Finance Documents.

“Original Agreement Date” means 15 May 2025.

“Original Finance Party” means an Original Offshore Financier or an Original Murabahah Financier.

“Original Financial Statements” means:

(a)

in relation to DayOne Singapore, and each DayOne Company, the audited financial statements of DayOne Singapore, and each DayOne Company for the financial year ended 31 December 2023, and the unaudited financial statements of DayOne Singapore, and each DayOne Company for the financial year ended 31 December 2024;

(b)	in relation to the Company, the audited reviewed financial statements of the Company as at 31 July 2024; and

(c)	in relation to the DayOne Parent, the audited consolidated financial statements for its financial year ended 31 December 2024.

“Party” means a party to this Agreement.

“Perfection Requirements” means the making or the procuring of the appropriate registrations, filings, endorsements, notarisation, stampings, translations and/or notifications in respect of the Security Documents as specifically referred to in any legal opinion delivered pursuant to this Agreement.

“Permitted Disposal” means any sale, lease, transfer or other disposal:

(a)	of assets made in the ordinary course of business of the disposing entity;

(b)	of assets in exchange for other assets comparable or superior as to type and value and for a similar purpose;

(c)	of obsolete or redundant vehicle, plant and equipment;

(d)	of Cash Equivalent Investments for cash or in exchange for other Cash Equivalent Investments;

(e)	of any shares of a Subsidiary of the Company who is not an Obligor;

(f)	of any assets in connection with any other projects which are not the Projects; or

(g)	of any assets made with the prior written consent of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers),

provided always that no Event of Default has occurred or would occur, or any financial covenants set out under Clause 15 (Financial covenants) is breached or would be breached, following such sale, lease, transfer or disposal.

“Permitted Distribution” means:

(a)	any capital distribution or payment of dividends by any DayOne Company to the Company;

(b)

any capital distribution or payment of dividends by the Company and/or any DayOne Company to [***] or any other third party shareholder in respect of the WGDH Preference Shares in accordance with the terms of the relevant subscription agreement, provided always that:

(i)	no amounts due under the Facilities which remain unpaid;

(ii)

such capital distributions and/or dividend payments are not made with the monies standing to the credit of the Project Accounts and/or the Finance Service Reserve Account (save and except for any capital distributions and/or dividend payments made pursuant to Clauses 17.1(d) and 17.2(d) of this Agreement) or proceeds from the Facilities or revenue and income from the Projects; and

(iii)	such capital distributions and/or dividend payment are made in compliance with all applicable laws including availability of profits and retained earnings;

(c)

(save and except for those falling within paragraphs (a) or (b) above or paragraph (e) below), any capital distribution or payment of dividends by the Company and/or any DayOne Company to their respective shareholders (whether direct or indirect) out of EBITDA (as calculated on the most recent test date) for the purposes of cashflow recycling for further investments, provided always that:

(i)	the Net Leverage Ratio (as calculated on the most recent test date) is less than five point two (5.2) times prior to and following such capital distribution or payment of dividends;

(ii)

the Buildings within the Completed Projects and the Approved Projects with, in aggregate, at least eighty-five per cent. (85%) of the total IT Load of all such Completed Projects and Approved Projects, are ready-for-service;

(iii)	no Default has occurred and is continuing or would occur as a result of such capital distribution or payment of dividends;

(iv)	the amount of the Total Principal Outstanding required to be prepaid under Clause 7.13 (Mandatory prepayment – Permitted Distribution) is prepaid in accordance with such Clause; and

(v)	after giving effect to such distribution, the Finance Service Coverage Ratio of at least one point two (1.2) times under Clause 15.1(b) (Finance Service Coverage Ratio) is satisfied;

(d)	the repayment of the intercompany loan granted by DayOne Singapore to DayOne Malaysia II with the proceeds of the KTP Plot 1 Facility; and

(e)	any distributions or payment of dividends by any Obligor made with the prior written consent of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“Permitted Financial Indebtedness” means:

(a)	the Financial Indebtedness arising under the Existing Facilities until it is refinanced by the Facilities following the first Utilisation;

(b)	any Financial Indebtedness arising under the Finance Documents;

(c)	any Financial Indebtedness arising under the BG Facilities;

(d)	any Financial Indebtedness arising under the Hedging Arrangements;

(e)	any Financial Indebtedness arising under a Permitted Guarantee;

(f)	any Subordinated Indebtedness subject to the Subordination Deed or otherwise fully subordinated to the Facilities;

(g)	the Financial Indebtedness arising from the corporate credit card facility of RM100,000 granted to DayOne Malaysia I by [***]; and

(h)	any Financial Indebtedness incurred with the prior written consent of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“Permitted Guarantee” means:

(a)	the guarantees granted by the Company, each DayOne Company and any Additional Obligor in respect of the Offshore Facility, the Murabahah Facility, the BG Facilities and the Hedging Arrangements;

(b)	any guarantee given in respect of the netting or set-off arrangements permitted pursuant to paragraph (a) of the definition of “Permitted Security; and

(c)	any guarantees granted by the Company and/or DayOne Companies with the prior written consent of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“Permitted Security” means:

(i)	any netting or set-off arrangement entered into by the Company and/or DayOne Companies in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(ii)	any payment or close-out netting or set-off arrangement pursuant to any hedging transaction entered into by the Company and/or DayOne Companies for the purposes of:

(A)	hedging any risk to which the Obligor is exposed in its ordinary course of trading; or

(B)	its interest rate, profit rate or currency management operations which are carried out in the ordinary course of business and not for speculative purposes,

excluding in each case, any Security or Quasi-Security under a credit support arrangement in relation to a hedging transaction;

(iii)

any lien arising by operation of law and in the ordinary course of trading provided that the debt or financing obtained which is secured thereby is paid when due or contested in good faith by appropriate proceedings and properly provisioned;

(iv)

any pledge or deposit of cash by the Company or any DayOne Company of an aggregate amount of not exceeding RM230,000,000 with any BG Issuer for the purposes of issuance of bank guarantees in favour of suppliers or contractors of the Company or a DayOne Company in relation to the Projects or to any relevant authorities, statutory bodies and utility companies in relation to a Project or other beneficiaries acceptable to the BG Issuer and where such amount of deposit or pledge is funded with monies from a Project Account, the amount returned by such BG Issuer upon the cancellation of such bank guarantee shall be immediately credited back into the relevant Project Account;

(v)

any Security or Quasi-Security created pursuant to the finance documents in relation to the Existing Facilities which have been disclosed to the Common Terms Agent prior to Original Agreement Date and which will be released and discharged after the Existing Facilities are refinanced by the Facilities;

(vi)	any Security or Quasi-Security created pursuant to any Finance Document;

(vii)

any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to an Obligor in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by the Obligor; or

(viii)	any Security or Quasi-Security created or subsisting with the prior written consent of the Common Terms Agent,

“Pipeline Project” means a project as may be agreed by the Company and the Majority Joint Coordinators.

“Pipeline Project Costs” means the total development cost in respect of a Pipeline Project.

“Professional Consultants” means the requisite professional consultant or experts which shall include, but not limited to, the Quantity Surveyor, the main contractor, the project manager or any such experts as may be required in relation to the Projects and as approved by the Common Terms Agent (acting upon the instructions of the Majority Total Term Financiers).

“Profit Period” means, in relation to a Disbursement, each period determined in accordance with Clause 5.4 (Selection of Interest Periods and Profit Periods).

“Project Accounts” means:

(a)	the Project Account (Company);

(b)	the Project Account (DayOne Malaysia I);

(c)	the Project Account (DayOne Malaysia II);

(d)	the Project Account (DayOne Malaysia III);

(e)	the Project Account (DayOne Parent); and

(f)	any bank account to be opened and maintained by an Additional Obligor with the applicable Account Bank and designated as such.

“Project Account (Company)” means:

(a)	the RM-denominated account opened and maintained by Company with [***] bearing account number [***] and designated as such; and

(b)	the USD-denominated account opened and maintained by Company with [***] bearing account number [***] and designated as such.

“Project Account (DayOne Companies)” means collectively:

(a)	the Project Account (DayOne Malaysia I);

(b)	the Project Account (DayOne Malaysia II); and

(c)	the Project Account (DayOne Malaysia III).

“Project Account (DayOne Malaysia I)” means:

(a)	the RM-denominated account opened and maintained by DayOne Malaysia I with the applicable Account Bank bearing account number [***] and designated as such;

(b)	the USD-denominated account opened and maintained by DayOne Malaysia I with the applicable Account Bank bearing account number [***] and designated as such; and

(c)	the Existing Project Accounts (DayOne Malaysia I).

“Project Account (DayOne Malaysia II)” means:

(a)	the RM-denominated account opened and maintained by DayOne Malaysia II with [***] bearing account number [***] and designated as such;

(b)	the USD-denominated account opened and maintained by DayOne Malaysia II with [***] bearing account number [***] and designated as such; and

(c)	the Existing Project Account (DayOne Malaysia II).

“Project Account (DayOne Malaysia III)” means:

(a)	the RM-denominated account opened and maintained by DayOne Malaysia III with [***] bearing account number [***] and designated as such; and

(b)	the USD-denominated account opened and maintained by DayOne Malaysia III with [***] bearing account number [***] and designated as such.

“Project Account (DayOne Parent)” means the USD-denominated account opened and maintained or to be opened and maintained by the DayOne Parent with [***] and designated as such.

“Project Cost” means in respect of the relevant Development Project:

(a)	the Project Cost (NTP Plot 3 Project);

(b)	the Project Cost (NTP Plot 4 Project – Phase 1);

(c)	the Project Cost (NTP Plot 4 Project – Phase 2);

(d)	the Project Cost (NTP Plot 5 Project)

(e)	the Project Cost (KTP Plot 1 Project);

(f)	the Project Cost (KTP Plot 2 Project); and

(g)	the Project Cost (KTP Plot 3 Project).

“Project Cost (NTP Plot 3 Project)” means the total development cost in respect of NTP Plot 3 Project being [***] comprising the following:

(a)	land – [***];

(b)	building, shell and core – [***];

(c)	power infrastructure – [***]; and

(d)	fit-outs and machinery and equipment cost – [***],

subject to the final figures to be confirmed by the Quantity Surveyor and notified in writing by the Company to the Common Terms Agent.

“Project Cost (NTP Plot 4 Project – Phase 1)” means the total development cost in respect of NTP Plot 4 Project – Phase 1 being [***] comprising the following:

(a)	land – [***];

(b)	building, shell and core – [***];

(c)	power infrastructure – [***];

(d)	fit-outs and machinery and equipment cost – [***]; and

(e)	common park infrastructure – [***],

subject to the final figures to be confirmed by the Quantity Surveyor and notified in writing by the Company to the Common Terms Agent.

“Project Cost (NTP Plot 4 Project – Phase 2)” means the total development cost in respect of NTP Plot 4 Project – Phase 2 being [***] comprising the following:

(a)	building, shell and core – [***];

(b)	power infrastructure – [***]; and

(c)	fit-outs and machinery and equipment cost – [***],

subject to the final figures to be confirmed by the Quantity Surveyor and notified in writing by the Company to the Common Terms Agent.

“Project Cost (NTP Plot 5 Project)” means the total development cost in respect of NTP Plot 5 Project being [***] comprising the following:

(a)	land – [***];

(b)	building, shell and core – [***];

(c)	power infrastructure – [***]; and

(d)	fit-outs and machinery and equipment cost – [***],

subject to the final figures to be confirmed by the Quantity Surveyor and notified in writing by the Company to the Common Terms Agent.

“Project Cost (KTP Plot 1 Project)” means the total development cost in respect of KTP Plot 1 Project being [***] comprising the following:

(a)	land – [***];

(b)	building, shell and core – [***];

(c)	power infrastructure – [***]; and

(d)	fit-outs and machinery and equipment cost – [***],

subject to the final figures to be confirmed by the Quantity Surveyor and notified in writing by the Company to the Common Terms Agent.

“Project Cost (KTP Plot 2 Project)” means the total development cost in respect of KTP Plot 2 Project being [***] comprising the following:

(a)	land – [***];

(b)	building, shell and core – [***];

(c)	power infrastructure – [***]; and

(d)	fit-outs and machinery and equipment cost – [***],

subject to the final figures to be confirmed by the Quantity Surveyor and notified in writing by the Company to the Common Terms Agent.

“Project Cost (KTP Plot 3 Project)” means the total development cost in respect of KTP Plot 3 Project being [***] comprising the following:

(a)	land – [***];

(b)	building, shell and core – [***];

(c)	power infrastructure – [***]; and

(d)	fit-outs and machinery and equipment cost – [***],

subject to the final figures to be confirmed by the Quantity Surveyor and notified in writing by the Company to the Common Terms Agent.

“Projected Drawdown/Disbursement Schedule” means the initial drawdown/disbursement schedule in respect of the Facilities submitted to the Common Terms Agent, as may be amended by the Company and/or each DayOne Company from time to time and agreed by the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers).

“Projects” means collectively:

(a)	the Completed Projects; and

(b)	the Development Projects, and each a “Project”.

“Project Value” means in respect of a Project:

(a)

in the case where such Project has not achieved Completion, the market value of such Project on a completed basis as provided and confirmed in a valuation report (in form and substance acceptable to the Common Terms Agent) issued by the Approved Valuer to the Common Terms Agent (for and on behalf of the Total Term Financiers), LESS the Cost to Complete; and

(b)

in the case where such Project has achieved Completion, the prevailing fair market value of such Project (on an as-is basis) as provided and confirmed in a valuation report (in form and substance acceptable to the Common Terms Agent) issued by the Approved Valuer to the Common Terms Agent (for and on behalf of the Total Term Financiers).

“Quantity Surveyor” means Northcroft Lim Perunding Sdn. Bhd. or such other independent quantity surveyor acceptable to the Common Terms Agent (acting on the instructions of all the Total Term Financiers acting reasonably).

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Assets.

“Related Fund”, in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

“Relevant Jurisdiction” means, in relation to an Obligor:

(a)	its jurisdiction of incorporation;

(b)	any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.

“Repeating Representations” means each of the representations set out in Clauses 13.1 (Status) to Clause 13.6 (Governing law and enforcement) inclusive, paragraph (a) of Clause 13.9 (No default), Clause 13.10 (No misleading information) (save for representations relating to projections or projected information), Clause 13.11 (Financial statements), Clause 13.13 (Pari passu ranking) to Clause 13.15 (Authorised signatures), Clause 13.19 (Good title to assets), Clause 13.22 (Sanctions) and Clause 13.23 (Anti-corruption laws).

“Restricted Party” means a person that is:

(a)	listed on, or owned or controlled by a person listed on, or acting on behalf of a person listed on, any Sanctions List;

(b)	located in, incorporated under the laws of, or owned or (directly or indirectly) controlled by, or acting on behalf of, a person located in or organised under the laws of a Sanctioned Country; or

(c)

otherwise a target of Sanctions (“target of Sanctions” signifying a person with whom a US person or other national of a Sanctions Authority would be prohibited or restricted by law from engaging in trade, business or other activities).

“Review Event” means an event where a written notification from any Finance Party or Obligor is issued to the Common Terms Agent (whom shall promptly notify the Offshore Facility Agent and the Murabahah Facility Agent, which in turn shall notify all the parties in respect of the Finance Documents), upon such party becoming aware that any of the following conditions is not satisfied or is breached:

(a)

in respect of the period commencing from the Original Agreement Date and ending on 30 December 2027, all customers contracts and service agreements in relation to the Projects shall be acceptable to the Majority Total Term Financiers such that no single Whitelist Offtaker (and its associated companies) shall form more than seventy-five per cent. (75%) of the IT Load of the Completed Projects and the Approved Projects; and

(b)

in respect of the period commencing from 31 December 2027 and thereafter, all customers contracts and service agreements in relation to the Projects shall be acceptable to the Majority Total Term Financiers such that no single Whitelist Offtaker (and its associated companies) shall form more than sixty-five per cent. (65%) of the IT Load of the Completed Projects and the Approved Projects.

“Review Event Cure Period” means a period of 6 Months from the date of the written notification from the Common Terms Agent to the Company and each DayOne Company informing that a Review Event has occurred or if extended subject to the following conditions, a further 6 Months (upon the expiry of the original 6 Months):

(i)	the Common Terms Agent having received documentary evidence reasonably satisfactory to it that the Obligors are in discussion with potential customers in good faith to cure the Review Event; and

(ii)	the consent of Majority Total Term Financiers having been obtained.

“RFR Banking Day” means any day other than:

(a)	a Saturday or Sunday; and

(b)

a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.

“RM FSRA” means the Shariah compliant Ringgit Malaysia-denominated finance service reserve account opened and maintained by the Company with the applicable Account Bank and designated as such.

“Sanctioned Country” means at any time, a country or territory which is the subject or target of any comprehensive or country-wide or territory-wide Sanctions, including but not limited to North Korea, Iran, Syria, Cuba, Crimea region of the Ukraine and Israel.

“Sanctions” means the economic sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by:

(a)	the US government;

(b)	the United Nations;

(c)	the European Union;

(d)	the United Kingdom;

(e)	Singapore;

(f)	Hong Kong;

(g)	Malaysia; or

(h)

the respective governmental institutions and agencies of any of the foregoing, including the Office of Foreign Assets Control of the US Department of Treasury, the United States Department of State, His Majesty’s Treasury (“HMT”), the Monetary Authority of Singapore and BNM (together the “Sanctions Authorities”).

“Sanctions Authority” means each of the institutions referred to in paragraph (h) of the definition of “Sanctions”.

“Sanctions List” means the “Specially Designated Nationals and Blocked Persons” list maintained by the Office of Foreign Assets Control of the US Department of Treasury, the UK Sanctions List maintained by Foreign, Commonwealth & Development Office, or any similar list maintained by, or public announcement of Sanctions designation made by, any of the Sanctions Authorities.

“Secured Party” means a Finance Party, a Receiver or any Delegate.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Documents” means:

(a)	the Assignment Documents;

(b)	the Completion and Cost Overrun Undertaking;

(c)	the Debentures;

(d)	the Share Charge;

(e)	the Land Charges;

(f)

any other document entered into by an Obligor creating or expressed to create any Security over all or any part of its assets in respect of the obligations of the Obligors under any of the Finance Documents; and

(g)	any other document designated as such by the Common Terms Agent, the Security Agent and the Company.

“Security Margin Ratio” means at any time, the ratio of the Total Principal Outstanding to the Security Value (expressed as a percentage) at that time.

“Security Value” means the aggregate of the following:

(a)	the amount of all the Project Value;

(b)	the moneys standing to the credit of the Project Accounts; and

(c)	the value of any other Transaction Security acceptable to the Majority Total Term Financiers.

“Selection Notice” means a notice substantially in the form set out in Schedule 5 (Selection Notice).

“Service Agreements” means:

(a)	the Service Agreements (DayOne Malaysia I);

(b)	the Service Agreements (DayOne Malaysia II);

(c)	the Service Agreements (DayOne Malaysia III);

(d)

any service agreements in relation to a Project including but not limited to, any co-location service agreement(s) that an Additional Obligor has entered into with any Whitelist Offtaker and any guarantees issued in favour of such Additional Obligor under or pursuant to any such service agreements; and

(e)

any other service agreements in relation to a Project as may be agreed by each of the Company, each DayOne Company and an Additional Obligor (as applicable), and the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

“Service Agreements (DayOne Malaysia I)” means any service agreements in respect of a Project including but not limited to, any co-location service agreement(s) that DayOne Malaysia I has entered into with any Whitelist Offtaker and any guarantees issued in favour of DayOne Malaysia I under or pursuant to any such service agreements, and which expression includes any amendments and supplemental agreements entered into thereof.

“Service Agreements (DayOne Malaysia II)” means any service agreements in respect of a Project including but not limited to, any co-location service agreement(s) that DayOne Malaysia II has entered into with any Whitelist Offtaker and any guarantees issued in favour of DayOne Malaysia II under or pursuant to any such service agreements, and which expression includes any amendments and supplemental agreements entered into thereof.

“Service Agreements (DayOne Malaysia III)” means any service agreements in respect of a Project including but not limited to, any co-location service agreement(s) that DayOne Malaysia III has entered into with any Whitelist Offtaker and any guarantees issued in favour of DayOne Malaysia III under or pursuant to any such service agreements, and which expression includes any amendments and supplemental agreements entered into thereof.

“Share Charge” means the charge over shares made or to be made between the Company and the Security Agent, whereby the Company has charged or shall charge in favour of the Security Agent all of the issued shares of each of the DayOne Companies and if applicable, any Additional Obligor, held by the Company.

“Shariah Advisers” means MAYBANK ISLAMIC BERHAD (Registration No. 200701029411 (787436-M)) and OCBC AL-AMIN BANK BERHAD (Registration No. 200801017151 (818444-T)).

“SIAC Rules” has the meaning given to such term in Clause 31.1 (Arbitration).

“Subordinated Indebtedness” means all and any sums, obligations and liabilities which are now or may hereafter become owing/due and payable or incurred by the Company and each DayOne Company (in each case, whether alone or jointly, or jointly or severally, with any other person, whether actually or contingently and whether as principal or surety or in any other capacity) to the Subordination Party including, without limitation, (in each case) all claims, rights, remedies and/or proceeds in respect thereof which the Subordination Party has subordinated or which will be subordinated pursuant to and under and in accordance with the terms of the Subordination Deed.

“Subordination Deed” means the deed made or to be made between the Company, each DayOne Company, the Subordination Party and the Security Agent whereby the Subordination Party’s rights under the Subordinated Indebtedness are subordinated to the respective rights and claims of the Total Term Financiers under or in connection with the Facilities and the Finance Documents.

“Subordination Party” means DayOne Singapore, the DayOne Parent and any other member of the Group which is a party to the Subordination Deed or accedes as a party to the Subordination Deed in accordance with the provisions of the Subordination Deed.

“Subsidiary” means, in relation to any company or corporation, a company or corporation:

(a)	which is controlled, directly or indirectly, by the first mentioned company or corporation;

(b)	more than half the issued equity share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation; or

(c)	which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or charges payable in connection with any failure to pay or any delay in paying any of the same) by an Obligor.

“Total Commitment” means at any time the aggregate of the Commitments under each Facility, being US Dollars Four Billion and One Hundred Million (USD4,100,000,000) and Ringgit Malaysia Thirteen Billion (RM13,000,000,000) at the Original Agreement Date and which may be increased pursuant to an accordion increase in accordance with the Offshore Facility Agreement and the Murabahah Facility Agreement respectively.

“Total Principal Outstanding” means the total principal amounts outstanding under the Facilities.

“Total Term Financiers” means collectively, the Offshore Financiers and the Murabahah Financiers.

“Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under the Security Documents.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 8 (Form of Transfer Certificate) or any other form agreed between the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent and the Company.

“Transfer Date” means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)

the date on which the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent (as applicable), and the relevant Total Term Financier execute the relevant Assignment Agreement or Transfer Certificate.

“Treasury Transactions” means any derivative transaction, including, any derivative transaction structured in accordance with Shariah principles, entered into in connection with protection against or benefit from fluctuation in any rate or price.

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents.

“Upsize Facilities” means collectively, the Upsize Offshore Facility and the Upsize Murabahah Facility.

“Upsize Offshore Facility” means the US Dollar Two Billion and Four Hundred Million (USD2,400,000,000) term loan facility granted to the Company and the DayOne Companies by the Offshore Financiers.

“Upsize Murabahah Facility” means the Ringgit Malaysia Five Billion and Five Hundred Million (RM5,500,000,000) term financing-i facility granted to the Company and the DayOne Companies by the Murabahah Financiers.

“US” means the United States of America.

“US Tax Obligor” means:

(a)	an Obligor which is resident for tax purposes in the US; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.

“USD FSRA” means the USD-denominated finance service reserve account opened and maintained by the Company with the applicable Account Bank and designated as such.

“Utilisation” means a utilisation made or to be made under the Offshore Facility or the Murabahah Facility.

“Utilisation Date” means the date of a Utilisation.

“Utilisation Request” means a notice substantially in the form set out in Schedule 4 (Utilisation Request).

“WGDH Preference Shares” means the redeemable non-convertible cumulative preference shares to be issued by the Company to [***] or any other third party shareholder.

“Whitelist Offtaker” means any of the following companies:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)	[***];

(h)	[***];

(i)	[***];

(j)	[***];

(k)	[***];

(l)	[***];

(m)	[***];

(n)	[***];

(o)	[***];

(p)	[***];

(q)	[***];

(r)	[***];

(s)	[***];

(t)	[***];

(u)	[***];

(v)	[***];

(w)	[***];

(x)	[***]; and

(y)

any other offtaker(s) with an aggregate capacity commitment not exceeding [***] of the total IT Load of the Projects, any other offtaker(s), provided that the aggregate capacity commitment of all offtakers falling within this item (z) does not exceed [***] of the total IT Load of the Projects (“Aggregate Offtaker Limit”), and provided further that if the aggregate capacity commitment of all such offtakers subsequently exceeds the Aggregate Offtaker Limit (whether as a result of an increase in the capacity commitment of an existing offtaker or the addition of a new offtaker), any such additional capacity commitment of any offtaker in excess of the Aggregate Offtaker Limit (“Exceeded Capacity”) will require the consent of the Majority Total Term Financiers. For the avoidance of doubt, all such offtakers will remain as Whitelist Offtakers in respect of their capacity commitments up to the Aggregate Offtaker Limit, and the requirement for consent from the Majority Total Term Financiers will pertain to the specific offtaker(s) Exceeded Capacity only, in each case, include any of their Affiliates, and any other companies as acceptable to the Majority Total Term Financiers.

1.2	Construction

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)

any “Administrative Party”, “DayOne Parent”, any “Mandated Lead Arranger”, any “Joint Coordinator”, any “Green Financing Coordinator”, any “Finance Party”, any “Obligor”, any “Party” or any “Secured Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(ii)	any “Designated Account (Company)” or any “Project Account” include any such account as may be renewed, re-designated, recoded or renumbered from time to time;

(iii)	a document in “agreed form” is a document which is previously agreed in writing by or on behalf of the Company and the Common Terms Agent;

(iv)

an “amendment” includes a supplement, restatement, variation, novation, extension (whether of maturity or otherwise), re-enactment or replacement (however fundamental and whether or not more onerous), and “amended” is to be construed accordingly;

(v)

“arm’s length basis” means, in relation to any transaction entered into by any Obligor, that its terms are not less favourable to such Obligor than could reasonably be expected to be obtained in a comparable transaction with a person that is not an Affiliate of the relevant Obligor;

(vi)	“assets” includes present and future properties, revenues and rights of every description;

(vii)	a “billion” means a cardinal number represented in the United States of America by 1 followed by 9 zeros;

(viii)	“disposal” includes a sale, transfer, assignment, grant, lease, licence, declaration of trust or other disposal, whether voluntary or involuntary, and “dispose” will be construed accordingly;

(ix)	a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(x)

“guarantee” means any guarantee, letter of credit, bond, indemnity or similar contractual assurance against loss, or any contractual obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan/financing to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(xi)	“including” shall be construed as “including without limitation” (and cognate expressions shall be construed similarly);

(xii)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(xiii)

unless a contrary indication appears, “interest” and “default interest” mean the interest and default interest payable to the Finance Parties (other than the Murabahah Facility Agent and the Murabahah Financiers) under or in connection with the Finance Documents to which they are a party;

(xiv)

unless a contrary indication appears, “profit” and “late payment charge” mean the profit and late payment charge payable to the Murabahah Facility Agent or the Murabahah Financiers under or in connection with the Finance Documents to which they are a party as the Murabahah Facility Agent and the Murabahah Financiers;

(xv)

“know your customer procedures” is a reference to the checks requested by a Finance Party to meet its obligations under applicable law or regulation to verify the identity of a person who is (or is to be become) its customer;

(xvi)

a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(xvii)

a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xviii)	a provision of law is a reference to that provision as amended or re-enacted;

(xix)	a time of day is a reference to Kuala Lumpur time and in the case of the Offshore Facility, Hong Kong time;

(xx)

unless a contrary indication appears in this Agreement, “approval of the Common Terms Agent”, the “consent of the Common Terms Agent”, “waived by the Common Terms Agent”, “in form and substance satisfactory and acceptable to the Common Terms Agent”, “declared by the Common Terms Agent”, “in the opinion of the Common Terms Agent” or any similar formulation means the approval or consent of the Common Terms Agent, or waiver by the Common Terms Agent, acting on the instructions of the Majority Total Term Financiers (or, if expressly so provided, all the Total Term Financiers) via the Offshore Facility Agent and the Murabahah Facility Agent respectively;

(xxi)

unless a contrary indication appears in this Agreement or the Offshore Facility Agreement, “approval of the Offshore Facility Agent”, the “consent of the Offshore Facility Agent”, “waived by the Offshore Facility Agent”, “in form and substance satisfactory and acceptable to the Offshore Facility Agent”, “in the opinion of the Offshore Facility Agent” or any similar formulation means the approval or consent of the Offshore Facility Agent, or waiver by the Offshore Facility Agent, acting on the instructions of the Majority Financiers (as defined in the Offshore Facility Agreement) (or, if expressly so provided, all the Offshore Financiers); and

(xxii)

unless a contrary indication appears in this Agreement or the Murabahah Facility Agreement, “approval of the Murabahah Facility Agent”, the “consent of the Murabahah Facility Agent”, “waived by the Murabahah Facility Agent”, “in form and substance satisfactory and acceptable to the Murabahah Facility Agent”, “in the opinion of the Murabahah Facility Agent” or any similar formulation means the approval or consent of the Murabahah Facility Agent, or waiver by the Murabahah Facility Agent, acting on the instructions of the Majority Financiers (as defined in the Murabahah Facility Agreement) (or, if expressly so provided, all the Murabahah Financiers).

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been waived.

(d)

Where this Agreement specifies an amount in a given currency (the “specified currency”) “or its equivalent”, the “equivalent” is a reference to the amount of any other currency which, when converted into the specified currency utilising the Common Terms Agent’s spot rate of exchange for the purchase of the specified currency with that other currency at or about 11:00 a.m. on the relevant date, is equal to the relevant amount in the specified currency.

(e)

Unless stated otherwise in a Finance Document (other than a Hedging Agreement), where any amount denominated in US Dollar is required to be converted to Ringgit Malaysia or any amount denominated in Ringgit Malaysia is required to be converted to US Dollar under any Finance Document (other than any Hedging Agreement) or for purposes of any Finance Document (other than any Hedging Agreement), the Common Terms Agent’s spot rate shall be used for any such conversion.

For purposes of determination or computation of any amount under a Finance Document (other than a Hedging Agreement) relating to a Utilisation, and a voluntary cancellation and the determination or computation of ‘Majority Total Term Financiers’ (save and except for the purpose under Clause 18.14 (Acceleration)), the Agreed FX Rate shall be used.

1.3	Currency

In this Agreement:

(a)	“RM” and “Ringgit Malaysia” denote lawful currency for the time being of Malaysia; and

(b)	“USD” and “US Dollar” denote lawful currency for the time being of the United States of America.

1.4	Third Party Rights

(a)

Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore (the “CRTPA”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

1.5	Common Terms Agent’s actions

Any reference in this Agreement to an action of the Common Terms Agent shall be construed as a reference to the Common Terms Agent acting on the instructions of the Offshore Facility Agent and the Murabahah Facility Agent in accordance with the provisions of this Agreement. For the avoidance of doubt, the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent shall acquire the same rights and assume the same obligations amongst themselves under this Agreement.

1.6	‘Green loan/financing’ provisions

The Parties acknowledge and agree that a failure to perform or comply with:

(a)

the requirement to substantially apply at least RM8,000,000,000 (or its equivalent) borrowed/financed under the Facilities in accordance with the Green Loan/Financing Principles Memorandum for the purposes of Clause 3.1 (Purpose);

(b)	Clause 14.9 (Green Certifications);

(c)	Clause 16.23(Green Project Classification Event(s)); or

(d)	the Green Loan/Financing Principles Memorandum,

(together, being the “Green Provisions”) may give rise to the Utilisations advanced under this Agreement no longer being deemed in compliance with Green Loan/Financing Principles but that such failure to perform or comply with a Green Provision shall not give rise to a Default or an Event of Default nor shall any Finance Party have any rights or remedies against any Obligor as a result.

1.7	Supremacy

Unless the contrary intention appears:

(a)	a term used in any other Finance Document or in any notice given in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement;

(b)

in the case of any conflict between the terms of this Agreement and the terms of any other Finance Document (other than the Intercreditor Deed), the terms of this Agreement shall prevail unless doing so would prejudice the validity or enforceability of the Security created or intended to be created by any Security Document; and

(c)	in the case of any conflict between the terms of this Agreement and the Intercreditor Deed, the Intercreditor Deed shall prevail.

SECTION 2

THE FACILITIES

2.	THE FACILITIES

2.1	The Facilities

Subject to the terms of the Finance Documents:

(a)	the Offshore Financiers agree to make available to the Company and each DayOne Company the Offshore Facility in accordance with the provisions of the Offshore Facility Agreement; and

(b)	the Murabahah Financiers agree to make available to the Company and each DayOne Company the Murabahah Facility in accordance with the provisions of the Murabahah Facility Agreement.

2.2	Increase – Accordion Option

(a)

Subject to consultation and agreement with the Majority Joint Coordinators, the Company or any DayOne Company may, by delivery to the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent of a duly completed Accordion Increase Request, request for the Accordion Facility. The Accordion Increase Request may only be submitted no later than 42 Months from the Original Agreement Date. An Accordion Increase Request is irrevocable. Only one (1) Accordion Increase Request may be delivered under this Agreement.

(b)	The Accordion Facility Commitment requested in an Accordion Increase Request is subject to the following conditions:

(i)

the Accordion Facility Commitment will be assumed by one or more existing Total Term Financiers willing to provide such increase and/or by other banks, financial institutions, trusts, funds or other entities selected by the Company and the Mandated Lead Arrangers (each an “Accordion Financier”) which the Accordion Financier shall become a Party as a Total Term Financier;

(ii)

the Common Terms Agent has received a copy of (A) the signed Service Agreements in respect of the Pipeline Projects to be financed by the Accordion Facility, and/or (B) such other documentary evidence confirming a Whitelist Offtaker’s in-principle commitments such as a LOI, an MOU and/or any official documentation of reservation of capacity from any Whitelist Offtaker(s) relating to such Pipeline Projects, reasonably satisfactory to the Common Terms Agent (acting upon the instruction of all the Accordion Financiers). If, for purposes of this paragraph, the Common Terms Agent has accepted documents set out under item (B) above, the Company shall within six (6) Months from the first Utilisation Date of the Accordion Facility, provide to the Common Terms Agent the relevant signed Service Agreements in respect of such Pipeline Project;

(iii)

the Common Terms Agent has received an updated Construction Plan, any financial model, business plan and/or any other information to be agreed by the Company and the Majority Joint Coordinators in respect of the Pipeline Projects to be financed by the Accordion Facility;

(iv)

each of the financial covenants (other than the Net Leverage Ratio) set out in Clause 15.1 (Financial conditions) is complied with and will be complied with following the incurrence of the Accordion Facility, and the Net Leverage Ratio as detailed in Clause 15.1 (Financial conditions) (pro forma for the incurrence of Accordion Facility) is at least zero point five (0.5) times lower than the Net Leverage Ratio for the applicable Relevant Financial Period (as referred to in Clause 15.1(c) (Net Leverage Ratio));

(v)

all assets in relation to the Pipeline Projects to be financed by the Accordion Facility shall be provided as security to the Total Term Financiers to secure the Facilities with such security to be perfected as a condition precedent to the Accordion Increase Effective Date, unless agreed to be deferred as a condition subsequent by the Majority Joint Coordinators;

(vi)

all contracts and/or Service Agreements in relation to the Pipeline Projects to be financed by the Accordion Facility shall be acceptable to the Accordion Financiers such that no single Whitelist Offtaker (and its associated companies) shall hold more than sixty-five (65%) per cent. of the total IT Load in respect of the Completed Projects and the Approved Projects by 31 December 2027;

(vii)

the Common Terms Agent receives the Accordion Increase Request no later than forty-five (45) Business Days before the proposed Accordion Increase Effective Date, provided that due diligence, “know your customer” and other similar procedures required (if deemed necessary, acting on the instruction of the Total Term Financiers) have been conducted and carried out, and are satisfactory to the Accordion Financiers;

(viii)	the maximum amount of the Accordion Facility does not exceed RM3,500,000,000 or any other greater amount agreed to by all the Total Term Financiers;

(ix)

no Event of Default is continuing or would result from the proposed request for the Accordion Facility, in each case on the date of the Accordion Increase Request or the Accordion Increase Effective Date;

(x)

the repayment or payment schedule of the Accordion Facility shall be determined and mutually agreed between the Company and the Majority Joint Coordinators prior to the Accordion Increase Effective Date, provided always that (A) there shall be no amendment to the Final Maturity Date, and (B) the Accordion Facility shall not have a weighted average life shorter than the remaining weighted average life of the Initial Term Facilities;

(xi)

the Common Terms Agent has received confirmation from each Accordion Financier that the Accordion Financier has obtained credit approval and agrees to assume such part of the Accordion Facility Commitment;

(xii)	the Company has paid an accordion fee as may be mutually agreed between the Company and the Majority Joint Coordinators prior to the Accordion Increase Effective Date;

(xiii)

to the extent required by law, any approval, consent, authorisation and/or exemption from any regulatory body or authority (including but not limited to the approval of BNM) have been or shall be obtained; and

(xiv)	any other additional conditions as may be imposed by the Accordion Financiers and agreed by the Company.

(c)

The allocation of the Accordion Facility Commitment under the Offshore Facility and the Murabahah Facility shall be determined by the Company and the Majority Joint Coordinators and as set out in the Accordion Increase Request, and may not be on a pro rata basis (in respect of the Offshore Facility, the allocated amount of the Accordion Facility Commitment denominated in Ringgit Malaysia shall be converted into US Dollar at the applicable Agreed FX Rate or any other exchange rate to be mutually agreed between the Company and the Majority Joint Coordinators).

Accordion Increase Accession Agreement

(d)

Within five (5) Business Days from the date the Common Terms Agent (acting upon the instruction of the Accordion Financiers) is satisfied that all the conditions under Clause 2.2(b) have been fulfilled to its satisfaction, the Company, the DayOne Companies and the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent shall execute the Accordion Increase Accession Agreement.

(e)

Each relevant Finance Party irrevocably authorises the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent (as applicable) to execute a duly completed Accordion Increase Accession Agreement on its behalf.

(f)

An Accordion Increase Accession Agreement shall come into effect on the date (the “Accordion Increase Effective Date”) when the Accordion Increase Accession Agreement has been executed by the final party thereto and the date on which all of the conditions described under Clause 2.2(b) above have been met. The Common Terms Agent shall notify the Parties and the Accordion Financier that the Accordion Increase Effective Date has occurred.

(g)	Subject to this Clause 2.2, on the Accordion Increase Effective Date the Accordion Facility Commitment shall become available for utilisation by the Company and the DayOne Companies.

Accordion Financiers

(h)	On the Accordion Increase Effective Date:

(i)

the Company, each DayOne Company and each Accordion Financier shall assume obligations towards one another and/or acquire rights against one another had such Accordion Financier been an original party to this Agreement as a Total Term Financier;

(ii)

the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent, the Mandated Lead Arrangers, the Joint Coordinators, the Security Agent, the existing Total Term Financiers and such Accordion Financiers shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had such Accordion Financier been an original party to this Agreement as a Total Term Financier; and

(iii)

such Accordion Financier shall become a Party as a “Total Term Financier”. In relation to any accession pursuant to this Clause 2.2, each Party acknowledges and agrees that the Common Terms Agent shall not be obliged to enquire as to the accuracy of any representation or warranty made by an Accordion Financier in respect of its eligibility as a Total Term Financier.

2.3	Finance Parties’ rights and obligations

(a)

The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing/due and payable to that Finance Party under the Finance Documents and, for the avoidance of doubt, any amount owed/due and payable by an Obligor which relates to a Finance Party’s participation in a Facility or its role under a Finance Documents (including any such amount payable to the Common Terms Agent, the Offshore Facility Agent or the Murabahah Facility Agent on its behalf) is a debt owing/due and payable to that Finance Party by that Obligor.

(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

2.4	Obligors’ Agent

(a)

Each Obligor (other than the Company) by its execution of this Agreement irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)

the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including, without limitation, any Utilisation Request and Selection Notice) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.

3.	PURPOSE

3.1	Purpose

The Company and/or each DayOne Company shall apply all amounts utilised under the Facilities towards the following purposes:

(a)

in respect of the Offshore Facility and the Murabahah Facility (excluding the Accordion Facility), the refinancing of the Existing Facilities in full (including to repay DayOne Singapore in respect of the intercompany loan granted by DayOne Singapore to DayOne Malaysia II with the proceeds of the KTP Plot 1 Facility);

(b)	in respect of the Offshore Facility and the Murabahah Facility (excluding the Accordion Facility), the part-financing of the Initial Development Project Costs;

(c)	in respect of the Offshore Facility (other than the Accordion Facility), the financing of the transaction costs and expenses in relation to the Offshore Facility (other than the Accordion Facility);

(d)

in respect of the Murabahah Facility (other than the Accordion Facility), the financing of the transaction costs and expenses in relation to the Murabahah Facility (other than the Accordion Facility); and

(e)

in respect of the Accordion Facility, to part-finance the maximum limit of the lower of (i) RM3,500,000,000 and (ii) seventy per cent. (70%) of the Pipeline Project Costs, or, upon the occurrence of the DayOne Parent IPO, sixty-five per cent. (65%) of the Pipeline Project Costs, and for the purposes of paragraphs (a), (b), (c), (d) and (e) above, at least RM8,000,000,000 (or its equivalent) borrowed/financed under the Facilities shall substantially be applied in accordance with the Green Loan/Financing Principles Memorandum.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount utilised pursuant to the Finance Documents.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

The Company and/or each DayOne Company may not deliver a Utilisation Request unless each of the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent has received all of the documents and other evidence listed in Schedule 2 (Conditions PRECEDENT) in form and substance satisfactory to the Common Terms Agent (acting upon the instructions of the Offshore Facility Agent and the Murabahah Facility Agent). The Common Terms Agent shall notify the Company and the Finance Parties promptly upon the Common Terms Agent being so satisfied.

4.2	Further conditions precedent

The Total Term Financiers in respect of a Facility will only be obliged to fund a Utilisation if:

(a)	on the date of the relevant Utilisation Request and on the proposed date of the Utilisation for such Utilisation, the conditions set out in Schedule 2 (Conditions PRECEDENT) have been satisfied;

(b)	following the making of such Utilisation, the Total Principal Outstanding shall not exceed the aggregate of the following:

(i)

seventy per cent. (70%) (or, or in the event the DayOne Parent IPO has occurred, sixty-five per cent. (65%)) of the prevailing fair market value (on as-is-basis) of the Completed Projects based on the then latest valuation report in respect of the Completed Projects; and

(ii)

seventy per cent. (70%) (or in the event the DayOne Parent IPO has occurred, sixty-five per cent. (65%)) of the aggregate of (A) the cumulative certified cost incurred as of the financial quarter before the current financial quarter at that relevant time (“Current Financial Quarter”) for such Approved Projects, and (B) the projected capital expenditure to be incurred by the Company for the Current Financial Quarter for such Approved Projects (based on the latest Projected Capex Schedule submitted to the Common Terms Agent under Clause 14.8 (Projected Capex Schedule)). For the purpose of this paragraph (ii), if any part of the Approved Project Costs or projected capital expenditure are denominated in US Dollars, such amount shall be converted to Ringgit Malaysia at the Common Terms Agent’s spot rate;

(c)

in relation to a Development Project, no Utilisation is permitted unless such Development Project has been declared as an Approved Project by the Common Terms Agent in accordance with Clause 16.15(k) (Approved Projects and Approved Buildings);

(d)

the applicable Security Margin Ratio detailed under Clause 15.4 (Security Margin) is complied with and shall remain complied with following the making of the proposed Utilisation, with detailed calculations certifying compliance with the Security Margin Ratio provided in each Utilisation Request;

(e)	the then prevailing Minimum FSRA Amount is maintained in the relevant Finance Service Reserve Account;

(f)	no Default has occurred and continuing or would occur as a result of the proposed Utilisation;

(g)	the representations and warranties made or deemed to be made by each Obligor are true in all material respects;

(h)	in respect of a Utilisation for purposes of part-financing the Initial Development Project Costs:-

(A)

the Common Terms Agent has received such documentary evidence (in form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers via the Offshore Facility Agent and the Murabahah Facility Agent)) confirming that there is no Cost Overrun in respect of such Approved Project. In the event that there is a Cost Overrun, the Common Terms Agent has received such documentary evidence (in form and substance satisfactory to the Common Terms Agent acting on the instruction of all the Total Term Financiers via the Offshore Facility Agent and the Murabahah Facility Agent) confirming that the Cost Overrun has been fully funded by additional equity or subordinated shareholder and/or intercompany loans or advances or funds available to the Company;

(B)

the Common Terms Agent has received the Projected Capex Schedule as referred to under Clause 14.8 (Projected Capex Schedule) and the latest monthly report in respect of the construction progress of such Development Project issued by the Quantity Surveyor as referred to under Clause 14.7(a) (Construction Progress);

(C)

the Common Terms Agent has received such documentary evidence (in form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers via the Offshore Facility Agent and the Murabahah Facility Agent)) confirming that an amount equivalent to at least thirty per cent. (30%) (or in the event the DayOne Parent IPO has occurred, thirty five per cent. (35%)) of the relevant DayOne Company’s capital expenditure in respect of the Current Financial Quarter (based on the latest Projected Capex Schedule submitted to the Common Terms Agent under Clause 14.8 (Projected Capex Schedule)) has been funded (without double-counting) via equity or subordinated shareholders and/or inter-company loans or advances granted to the relevant DayOne Company and such amount has been credited to the relevant Project Account to be utilised for payments of such DayOne Company’s capital expenditure for the Current Financial Quarter;

(D)

in relation to the Approved Projects, the aggregate Total Principal Outstanding allocated to such Approved Projects (as per the Drawdown/Disbursement Allocation Table) in respect of the Current Financial Quarter does not exceed seventy per cent. (70%) (or in the event the DayOne Parent IPO has occurred, sixty five per cent. (65%)) of the aggregate of (A) the cumulative certified cost incurred as of the financial quarter before the Current Financial Quarter for such Approved Projects, and (B) the projected capital expenditure to be incurred by the Company for the Current Financial Quarter for such Approved Projects (based on the latest Projected Capex Schedule submitted to the Common Terms Agent under Clause 14.8 (Projected Capex Schedule));

(E)

the Common Terms Agent has received the projected cashflow forecasts in respect of the Projects duly certified by the Quantity Surveyor for the financial quarter immediately after the Current Financial Quarter;

(F)

the Common Terms Agent has received such documentary evidence (in form and substance satisfactory to the Common Terms Agent) confirming that no more than twenty per cent. (20%) of the IT Load on an aggregated basis for the Completed Projects and the Approved Projects which has been financed by the Facilities is evidenced via a LOI or an MOU and for the avoidance of doubt, the remaining balance of at least 80% of the IT Load on an aggregated basis for the Completed Projects and the Approved Projects which has been financed by the Facilities is evidenced by the relevant signed Service Agreements; and

(G)	the Common Terms Agent has received the Drawdown/Disbursement Allocation Table satisfactory to the Common Terms Agent; and

(i)	any other conditions to a Utilisation as provided in the Offshore Facility Agreement and the Murabahah Facility Agreement have been satisfied.

4.3	Waiver of conditions

(a)

The conditions specified in Clause 4.1 (Initial conditions precedent) are inserted solely for the benefit of the Finance Parties (other than the Hedge Counterparties) and may be waived on their behalf, in whole or in part and with or without conditions, by the Common Terms Agent, without prejudicing the right of the Common Terms Agent or the relevant Finance Parties (other than the Hedge Counterparties) to require fulfilment of such conditions in whole in respect of any other Utilisations.

(b)

The conditions specified in Clause 4.2 (Further conditions precedent) are inserted solely for the benefit of the Finance Parties (other than the Hedge Counterparties) and may be waived on their behalf, in whole or in part and with or without conditions, by the Common Terms Agent, without prejudicing the right of the Common Terms Agent or the relevant Finance Parties (other than the Hedge Counterparties) to require fulfilment of such conditions in whole in respect of any other Utilisations.

SECTION 3

UTILISATION

5.	UTILISATION

5.1	Delivery of a Utilisation Request

(a)	The Company or any DayOne Company may not deliver any Utilisation Request unless the Financial Close Date has occurred.

(b)

The Company or a DayOne Company may utilise a Facility by delivery to the Common Terms Agent (via email to [***] or any email address as may be notified by the Common Terms Agent), the Offshore Facility Agent (via email to [***] or any email address as may be notified by the Offshore Facility Agent) and the Murabahah Facility Agent (via email to [***] or any email address as may be notified by the Common Terms Agent), a duly completed Utilisation Request no later than 11 a.m. five (5) Business Days prior to the date of proposed Utilisation.

5.2	Utilisation Request

(a)	Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Utilisation Date is a Business Day within the Availability Period applicable to that Facility;

(ii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount);

(iii)	the proposed Interest Period and Profit Period comply with Clause 5.4 (Selection of Interest Periods and Profit Periods);

(iv)	the description of the purpose of the proposed Utilisation complies with Clause 3.1 (Purpose).

(b)

Only one Utilisation may be requested in each Utilisation Request and such one Utilisation shall comprise one Loan (as defined in the Offshore Facility Agreement) and one Disbursement (as defined in the Murabahah Facility Agreement) as the Common Terms Agent may notify the Offshore Facility Agent and the Murabahah Facility Agent in accordance with paragraph (c) below.

(c)

The Common Terms Agent shall upon receipt of a Utilisation Request, compute the amount of the proposed Utilisation to be allocated under each of the Offshore Facility and the Murabahah Facility, such that the amount of the proposed Utilisation to be disbursed is on a pro rata basis between the Offshore Facility and the Murabahah Facility. The Common Terms Agent shall on the same day it receives a Utilisation Request, notify the Offshore Facility Agent and the Murabahah Facility Agent of the amount to be disbursed under the Offshore Facility (after conversion to US Dollar at the applicable Agreed FX Rate) and the Murabahah Facility respectively.

(d)	Any Utilisation under the Upsize Facilities may only be made after the Initial Term Facilities have been fully utilised.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be Ringgit Malaysia.

(b)

The amount of the proposed Utilisation must be an amount which is not more than the Available Offshore Facility and the Available Murabahah Facility respectively, and which is a minimum of RM150,000,000.00 (or its equivalent) or, in either case, if less, the Available Offshore Facility or the Available Murabahah Facility.

5.4	Selection of Interest Periods and Profit Periods

(a)

The Company or a DayOne Company may select an Interest Period for a Loan and/or a Profit Period for a Disbursement in a Utilisation Request or (in respect of a Loan that has already been borrowed or a Disbursement which has already been disbursed) in a Selection Notice.

(b)

Each Selection Notice for a Loan/Disbursement is irrevocable and must be delivered to the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent by the Company or a DayOne Company to which that Loan/Disbursement was made not later than 11 a.m. five (5) Business Days prior to the last day of the relevant Interest Period/Profit Period.

(c)

If the Company or a DayOne Company fails to deliver a Selection Notice to the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent in accordance with paragraph (b) above, the relevant Interest Period/Profit Period will be one (1) Month.

(d)

Subject to this Clause 5.4, the Company or a DayOne Company may select an Interest Period/Profit Period of one (1) Month or three (3) Months or any other period agreed between the Company, the Common Terms Agent and all the Total Term Financiers in relation to the relevant Loan/Disbursement. The Interest Period/Profit Period selected in respect of the relevant Loan/Disbursement shall be the same in respect of both the Offshore Facility and the Murabahah Facility.

(e)	An Interest Period for a Loan or a Profit Period for a Disbursement shall not extend beyond the Final Maturity Date.

(f)

Each Interest Period for a Loan or a Profit Period for a Disbursement shall start on the Utilisation Date relating to such Loan or Disbursement, or (if the Loan or Disbursement has already been made) on the last day of the preceding Interest Period of such Loan or Profit Period for a Disbursement (as the case may be), provided that:

(i)	the first Interest Period/Profit Period in relation to each Loan/Disbursement shall start on the date on which that Loan/Disbursement is made; and

(ii)

the first Interest Period/Profit Period in relation to each Loan/Disbursement after the first Loan/Disbursement shall end on the last day of the then current Interest Period/Profit Period in respect of that Facility so that all existing Loans/Disbursements shall be consolidated (to the extent not already consolidated in accordance with this paragraph) into a single Loan/Disbursement upon the expiry of each Interest Period/Profit Period.

(g)

If the Interest Periods of two (2) or more Loans under the Initial Offshore Facility or the Upsize Offshore Facility (as the case may be) end on the same date, those Loans will be consolidated into, and treated as, a single Loan on the last day of the Interest Period, and if the Profit Periods of two (2) or more Disbursements under the Initial Murabahah Facility or the Upsize Murabahah Facility (as the case may be) end on the same date, those Disbursements will be consolidated into, and treated as, a single Disbursement on the last day of the Profit Period. For the avoidance of doubt, no consolidation shall occur between Loans under the Initial Offshore Facility and Loans under the Upsize Offshore Facility, or between Disbursements under the Initial Murabahah Facility and Disbursements under the Upsize Murabahah Facility.

SECTION 4

REPAYMENT AND PAYMENT, PREPAYMENT AND CANCELLATION

6.	REPAYMENT AND PAYMENT

6.1	Repayment of the Offshore Facility

The Company and each DayOne Company shall repay the Total Principal Outstanding in respect of the Offshore Facility in accordance with the terms of the Offshore Facility Agreement.

6.2	Payment of the Murabahah Facility

The Company and each DayOne Company shall pay the Total Principal Outstanding in respect of the Murabahah Facility in accordance with the terms of the Murabahah Facility Agreement.

7.	PREPAYMENT AND CANCELLATION

7.1	Mandatory prepayment – Change of Control

(a)	If a Change of Control occurs:

(i)	the Company shall promptly notify the Common Terms Agent upon becoming aware of any such Change of Control;

(ii)	none of the Company and DayOne Companies may request for a Utilisation and no Finance Party shall be obliged to fund a Utilisation;

(iii)

the Company and the Total Term Financiers shall enter into negotiations in good faith (for a period of no more than ninety (90) days (or such other period as may be agreed between the Company and the Majority Total Term Financiers from the date of the occurrence of such Change of Control (the “Review Period”) to form a view and agree on any action to be taken by the Company or any amendment to the terms of the Facilities or the Finance Documents (including, for avoidance of doubt, the transfer of part or all of DayOne Parent’s undertakings and obligations under the relevant Finance Documents to the incoming sponsor arising from the change in shareholding) to remedy or overcome the effects of the Change of Control on such terms acceptable to the Majority Total Term Financiers (acting reasonably) together with the completion of “know your customer” requirements;

(iv)

if a Total Term Financier becomes a Non-Consenting Financier, it may within one (1) Month from the last day of the Review Period (or such longer period as may be agreed between the Company and such Non-Consenting Financier), require that the Company prepay its participation under the relevant Facilities and cancel its Commitments. In such an event, the Company shall either prepay the participation of that Non-Consenting Financier within one (1) Month (or such longer period as may be agreed between the Company and such Non-Consenting Financier) of such notice from the Non-Consenting Financier (and that Non-Consenting Financier’s commitments shall be cancelled) or provide to the Common Terms Agent a notice of its intention to replace that Non-Consenting Financier by requiring that Non-Consenting Financier to transfer all (and not part only) of its rights and obligations as a Total Term Financier under the Finance Documents to another Total Term Financier or other bank, financial institution, trust, fund or other entity selected by the Company which confirms its willingness to assume and does assume all the obligations of such Non-Consenting Financier for a purchase price in cash payable at the time of the transfer in an amount equal to the Non-Consenting Financier’s participation in the Utilisation and all accrued profit/interest, any Break Costs and other amounts payable to the Non-Consenting Financier in relation thereto under the Finance Documents.

For the purpose of this Clause 7.1(a)(iv), “Non-Consenting Financier” means any Total Term Financier who does not approve the Change of Control by the last day of the Review Period.

(b)	For the purpose of Clause 7.1(a) above, “Change of Control” means, without the prior written consent of the Common Terms Agent (acting on the instructions of all the Total Term Financiers):

(i)	any person or group of persons acting in concert gains the power to:

(A)	cast, or control the casting of, more than thirty five percent. (35%) of the maximum number of votes that might be cast at a general meeting of DayOne Parent;

(B)	appoint or remove a majority of the directors of DayOne Parent; or

(C)	give directions with respect to the major and strategic operating and financial policies of DayOne Parent with which the directors or other equivalent officers of DayOne Parent are obliged to comply.

(ii)

the DayOne Parent ceases to own (directly or indirectly) less than one hundred per cent. (100%) of the issued share capital of the Company consisting of ordinary shares or ceases Control of the Company. For the purposes of this paragraph (ii), “Control” means having the power to direct the management and policies or to control the composition of the board of directors whether through the ownership of share capital of that entity, by contract or otherwise; or

(iii)	the Company ceases to control, or own (directly or indirectly) less than one hundred per cent. (100%) of the issued share capital of each of the DayOne Companies.

7.2	Mandatory prepayment – Cessation of Listing

If, at any time after the DayOne Parent IPO, DayOne Parent ceases to be listed on at least one of the Approved Stock Exchanges, the Total Commitments shall be cancelled and all the Total Principal Outstanding, together with accrued profit/interest, and all other amounts accrued under the Finance Documents shall become immediately due and payable by the Company and each DayOne Company.

7.3	Mandatory prepayment – Termination of Service Agreements

(a)	If a Service Agreement Termination Event exists, occurs or has occurred, the Company and the DayOne Companies shall:

(i)	promptly notify the Common Terms Agent upon becoming aware of such Service Agreement Termination Event; and

(ii)	immediately initiate discussions with potential customers to procure a Replacement Service Agreement satisfactory to the Majority Total Term Financiers.

(b)

If the relevant DayOne Company fails to enter into a Replacement Service Agreement prior to the expiry of the applicable Service Agreement Replacement Period in respect of the relevant Service Agreement which is subject to such Service Agreement Termination Event:

(i)

the relevant DayOne Company shall apply the Service Agreement Termination Amount in respect of such relevant Service Agreement which is subject to such relevant Service Agreement Termination Event towards prepayment of the Total Principal Outstanding together with accrued profit/interest, and all other amounts accrued under the Finance Documents; and

(ii)

if the Service Agreement Termination Amount under paragraph (i) above is less than the Service Agreement Prepayment Amount applicable to such relevant Service Agreement which is subject to such relevant Service Agreement Termination Event, the relevant DayOne Company shall make an additional prepayment of the Total Principal Outstanding in such amount so that the total amounts prepaid by the relevant DayOne Company in respect of the relevant Service Agreement Termination Event is equal to the Service Agreement Prepayment Amount applicable to such relevant Service Agreement which is subject to such relevant Service Agreement Termination Event.

(c)	Any prepayment made by the relevant DayOne Company shall be applied in accordance with Clause 7.16 (Application of prepayments).

(d)	In this Clause 7.3:

(i)

“Service Agreement Termination Amount” means in respect of any Service Agreement which is subject to a Service Agreement Termination Event, any amount received or to be received by the relevant DayOne Company arising from or in connection with the relevant Service Agreement from the Service Agreement Termination Event.

(ii)

“Service Agreement Termination Event” means at any time over a [***] period, any one or more Service Agreements with [***] MW capacity commitments signed by the relevant DayOne Company is terminated by a customer prior to its original termination date (but excluding any such Service Agreement for which the relevant DayOne Company has entered into a Replacement Service Agreement).

(iii)

“Replacement Service Agreement” means in respect of any Service Agreement which is subject to a Service Agreement Termination Event, a replacement contract which shall be (i) of an equivalent value to that Service Agreement and (ii) executed by the relevant DayOne Company with a Whitelist Offtaker, satisfactory to the Majority Total Term Financiers.

(iv)

“Service Agreement Prepayment Amount” means an amount as determined by the Company and/or the DayOne Companies in consultation with the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) in accordance with the following formula:

A x B

A = the Ringgit Malaysia value per megawatt as determined by the Company and/or the DayOne Companies in consultation with the Common Terms Agent in accordance with the following formula:

Total Commitments divided by the total capacity (in megawatts) of all the Buildings within the Projects (which for avoidance of doubt is RM30,000,000,000.00 divided by [***] megawatts (rounded to the nearest megawatt), being [***] per megawatt (prior to the Accordion Increase Effective Date) and an amount to be confirmed by the Common Terms Agent upon Accordion Increase Effective Date).

B = in respect of any Service Agreement which is subject to a Service Agreement Termination Event, the capacity of such Service Agreement which is being so terminated or cancelled or reduced (as the case may be).

(v)	“Service Agreement Replacement Period” means in respect of any Service Agreement which is subject to a Service Agreement Termination Event:

A.

subject to extension in accordance with paragraph (B) below, [***] Months from the date of the Service Agreement Termination Event during that relevant [***] Month period (as referred to in the definition of “Service Agreement Termination Event”); or

B.

if the Company and/or the relevant DayOne Company delivers to the Common Terms Agent documentary evidence satisfactory to the Majority Total Term Financiers (acting reasonably) that discussions have been initiated by the relevant DayOne Company with potential customers who is a Whitelist Offtaker to obtain a Replacement Service Agreement satisfactory to the Majority Total Term Financiers (acting reasonably), [***] Months from the date of that Service Agreement Termination Event during that relevant [***] period (as referred to in the definition of “Service Agreement Termination Event”).

7.4	Mandatory prepayment – Disposal Proceeds

(a)

The Company or any DayOne Company shall prepay the Total Principal Outstanding, and cancel the Available Offshore Facility Commitments and/or the Available Murabahah Facility Commitments, in amounts equal to the amount of Disposal Proceeds at the times and in the order of application contemplated by Clause 7.16 (Application of prepayments).

(b)	For the purpose of Clause 7.4(a) above:

“Disposal” means a sale, lease, licence, transfer or other disposal by the Company and/or any DayOne Company of any of its assets or undertakings in respect of any Projects (whether by a single transaction or series of transactions).

“Disposal Proceeds” means one hundred per cent (100%) of the consideration receivable by the Company or a DayOne Company for any Disposal (excluding any Excluded Disposal) made by the Company and/or such DayOne Company, less any costs and expenses and related taxes in connection with such Disposal.

“Excluded Disposal” means a Disposal (other than a Permitted Disposal) which book value does not exceed RM7,000,000.00 on a single transaction basis and RM50,000,000.00 on a calendar year basis and a Permitted Disposal.

7.5	Mandatory prepayment – Insurance/Takaful Proceeds

(a)

The Company or any DayOne Company shall prepay the Total Principal Outstanding and cancel the Available Offshore Facility Commitments and/or the Available Murabahah Facility Commitments, in amounts equal to the amount of Net Insurance/Takaful Proceeds at the times and in the order of application contemplated by Clause 7.16 (Application of prepayments).

(b)	For the purpose of Clause 7.5(a) above:

“Net Insurance/Takaful Proceeds” means the proceeds received by any DayOne Company pursuant to a claim made under the Insurances/Takaful except for Excluded Insurance/Takaful Proceeds, and after deducting any fees and other expenses incurred in relation to such claim.

“Excluded Insurance/Takaful Proceeds” means any proceeds of an insurance/takaful claim which any DayOne Company (or as applicable, an Additional Obligor) notifies the Common Terms Agent are, or are to be, applied:

(i)	to meet a third party claim;

(ii)	in the replacement, reinstatement and/or repair of the assets in relation to the relevant Project in respect of which the relevant insurance/takaful claim was made; or

(iii)

in the case of any excess proceeds of an insurance/takaful claim after application of such proceeds for purposes set out in paragraph (ii) above, which does not exceed RM7,000,000 on a single claim basis and RM50,000,000 on a calendar year basis, in each case as soon as reasonably possible (but in any event within one (1) Month) after receipt.

7.6	Mandatory prepayment – Expropriation

If the authority or ability of any Obligor to conduct its business is wholly or substantially curtailed by any seizure, compulsory acquisition, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to such Obligor or any of its assets, the Total Commitments shall be cancelled and all Total Principal Outstanding, together with accrued profit/interest, and all other amounts accrued under the Finance Documents shall become immediately due and payable by the Company and each DayOne Company.

7.7	Mandatory prepayment – Illegality

If, at any time, it is or will become unlawful in any applicable jurisdiction for a Total Term Financier to perform any of its obligations as contemplated by the Offshore Facility Agreement or the Murabahah Facility Agreement or this Agreement or to fund or maintain its participation in any Facilities or it is or will become unlawful for any Affiliate of a Total Term Financier for that Total Term Financier to do so:

(a)	that Total Term Financier shall promptly notify the Common Terms Agent upon becoming aware of that event;

(b)	upon the Common Terms Agent notifying the Company and each DayOne Company, the Commitment of that Total Term Financier will be immediately cancelled; and

(c)

to the extent that the Financier’s participation has not been transferred pursuant to Clause 32 (Replacement of a Total Term Financier), the Company and each DayOne Company shall repay or pay that Total Term Financier’s participation in Utilisation made by the Company and/or such DayOne Company on the earlier of the following dates:

(i)	the last day of the Interest Period or the Profit Period for that Utilisation occurring after the Common Terms Agent has notified the Company and each DayOne Company; and

(ii)	the date specified by that Total Term Financier in the notice delivered to the Common Terms Agent (being no earlier than the last day of any applicable grace period permitted by law).

7.8	Mandatory prepayment – Early Redemption

If, at any time, the Company redeems early the WGDH Preference Shares, the Company shall prepay the Total Principal Outstanding and cancel the Available Offshore Facility Commitments and/or the Available Murabahah Facility Commitments, in amounts equal to the amount of the early redemption paid to [***] or such third party shareholder, at the times and in the order of application contemplated by Clause 7.16 (Application of prepayments).

7.9	Mandatory prepayment – Disposal of stake in DayOne Company / Additional Obligors

If the Company transfers, sells or otherwise disposes any of its shares in any of the DayOne Companies and/or the Additional Obligors without the prior written consent of the Common Terms Agent, the Total Commitments shall be cancelled and all the Total Principal Outstanding together with accrued interest / profit and all other amounts accrued under the Finance Documents shall become immediately due and payable by the Company and each DayOne Company.

7.10	Mandatory prepayment – Non-compliance of Laws

If any Obligor breaches or fails to comply with any laws applicable to it and such breach or non-compliance results in a penalty or punishment that would reasonably likely to have a material adverse effect on such Obligor’s business operations and/or its ability to perform any payment obligations under any of the Facilities, the Total Commitments shall be cancelled and all the Total Principal Outstanding, together with accrued profit / interest, and all other amounts accrued under the Finance Documents shall become immediately due and payable by the Company.

7.11	Mandatory prepayment – Review Event

If the Company fails to cure or remedy a Review Event within the Review Event Cure Period, the Company shall prepay, within five (5) Business Days from the last day of the Review Event Cure Period, five per cent. (5%) of the Total Principal Outstanding and thereafter, each subsequent repayment under the Offshore Facility or each scheduled payment under the Murabahah Facility (except for the final repayment under the Offshore Facility and the final scheduled payment under the Murabahah Facility) after the Review Event Cure Period shall be increased by 1% of the Total Commitments.

7.12	Mandatory prepayment – DayOne Parent IPO

Upon the occurrence of the DayOne Parent IPO, if the Total Principal Outstanding at that time exceeds the aggregate of the following:

(a)	sixty-five per cent. (65%) of the prevailing fair market value (on as-is-basis) of the Completed Projects; and

(b)	sixty-five per cent. (65%) of the Approved Project Costs incurred as at that time,

the Company and each DayOne Company shall, within twenty (20) Business Days of notification in writing by the Common Terms Agent, prepay the Total Principal Outstanding in amounts sufficient to ensure that the Total Principal Outstanding does not exceed the aggregate of sixty-five per cent. (65%) of the prevailing fair market value (on as-is-basis) of the Completed Projects and sixty-five per cent. (65%) of the Approved Project Costs incurred as at that time.

7.13	Mandatory prepayment – Permitted Distribution

If the Company or any DayOne Company makes a Permitted Distribution to its shareholders (whether direct or indirect) for the purposes of cashflow recycling for further investments as more particularly described in paragraph (c) of the definition of “Permitted Distribution”, the Company shall prepay the Total Principal Outstanding and cancel the Available Offshore Facility Commitments and/or the Available Murabahah Facility Commitments (“Prepayment and Cancellation”), based on the following proportion:

Permitted Distribution        :     70

Prepayment and Cancellation      :     30

at the times and in the order of application contemplated under Clause 7.16 (Application of prepayments). For the avoidance of doubt, the amount of prepayment and cancellation shall be equivalent to 3/7 and approximately 42.8571% of such Permitted Distribution.

7.14	Voluntary prepayment/early settlement

(a)

The Company and each DayOne Company may, if it gives the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent not less than five (5) Business Days (or such shorter period as the Majority Total Term Financiers may agree) prior notice, prepay or early settle the Facilities (in whole or in part but subject to a minimum amount of RM150,000,000).

(b)

The Common Terms Agent shall upon receipt of a prepayment/early settlement notice pursuant to paragraph (a) above, compute the amount of the proposed prepayment/early settlement to be settled under each of the Offshore Facility and the Murabahah Facility, such that the participation of the Offshore Financiers and the Murabahah Financiers are reduced on a pro rata basis in accordance with Clause 7.17 (Distribution and FX Conversion). The Common Terms Agent shall on the same day it receives such prepayment/early settlement notice, notify the Offshore Facility Agent and the Murabahah Facility Agent of the amount to be prepaid/early settled under the Offshore Facility (after conversion to US Dollar at the applicable Agreed FX Rate in accordance with Clause 7.17(c) (Distribution and FX Conversion)) and the Murabahah Facility respectively.

(c)	The Company and each DayOne Company may only prepay the Facilities in accordance with the terms of this Agreement and, the Offshore Facility Agreement or the Murabahah Facility Agreement.

7.15	Voluntary cancellation

(a)

The Company and each DayOne Company may, if it gives the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent not less than five (5) Business Days (or such shorter period as the Majority Total Term Financiers may agree) prior notice, cancel the whole or a part of the Available Offshore Facility and the Available Murabahah Facility (if, in part, being a minimum amount of RM150,000,000).

(b)

The Common Terms Agent shall upon receipt of a cancellation notice pursuant to paragraph (a) above, compute the amount of the Available Offshore Facility and the Available Murabahah Facility to be cancelled, such that the proposed cancellation shall reduce the Commitments of the Offshore Financiers and the Murabahah Financiers on a pro rata basis in accordance with Clause 7.17(c) (Distribution and FX Conversion). The Common Terms Agent shall on the same day it receives such cancellation notice, notify the Offshore Facility Agent and the Murabahah Facility Agent of the amount to be cancelled under the Offshore Facility (after conversion to US Dollar at the applicable Agreed FX Rate in accordance with Clause 7.17(c) (Distribution and FX Conversion)) and the Murabahah Facility respectively.

(c)	The Company and each DayOne Company may only cancel the Facilities in accordance with the terms of this Agreement and, the Offshore Facility Agreement or the Murabahah Facility Agreement.

7.16	Application of prepayments

(a)

Any prepayment of the Total Principal Outstanding pursuant to Clause 7.1 (Mandatory prepayment – Change of Control), Clause 7.2 (Mandatory prepayment – Cessation of Listing), Clause 7.3 (Mandatory prepayment – Termination of Service Agreements), Clause 7.4 (Mandatory prepayment – Disposal Proceeds), Clause 7.5 (Mandatory prepayment – Insurance/Takaful Proceeds), Clause 7.6 (Mandatory prepayment – Expropriation), Clause 7.7 (Mandatory prepayment – Illegality), Clause 7.8 (Mandatory prepayment – Early Redemption), Clause 7.9 (Mandatory prepayment – Disposal of stake in DayOne Company / Additional Obligors), Clause 7.10 (Mandatory prepayment – Non-compliance of Laws), Clause 7.11 (Mandatory prepayment – Review Event), Clause 7.12 (Mandatory prepayment – DayOne Parent IPO), Clause 7.13 (Mandatory prepayment – Permitted Distribution) and Clause 7.14 (Voluntary prepayment/early settlement) and Clause 7.14 (Mandatory prepayment – Permitted Distribution) shall be applied in the inverse order of maturity (if applicable) and pro rata to each Total Term Financier’s participation in the Total Principal Outstanding.

(b)

In the case of a prepayment pursuant to Clause 7.3 (Mandatory prepayment – Termination of Service Agreements), Clause 7.4 (Mandatory prepayment – Disposal Proceeds), Clause 7.5 (Mandatory prepayment – Insurance/Takaful Proceeds) and Clause 7.11 (Mandatory prepayment – Review Event) where the amounts required to be utilised towards prepayment exceed the Total Principal Outstanding at the time of such prepayment, such excess amounts shall be credited or cause to be credited into a Project Account.

7.17	Distribution and FX Conversion

(a)	The amount of any prepayment or cancellation pursuant to Clause 7 to be applied to the relevant Facilities shall be computed in Ringgit Malaysia.

(b)	The amount of any prepayment or cancellation of the Facilities shall be applied between:

(i)	the Initial Term Facilities; and

(ii)	the Upsize Facilities,

on a pro rata basis,

(A)

in respect of a prepayment, by reference to the aggregate principal amount of the Loans/Utilisation (as the case may be) outstanding under each of the Initial Term Facilities and the Upsize Facilities relative to the aggregate principal amount of the Loans/Utilisations outstanding under all the Facilities; and

(B)

in respect of a cancellation, by reference to (i) the aggregate available commitment in respect of the Initial Term Facilities or (ii) the aggregate available commitment in respect of the Upsize Facilities, relative to amount of the Total Commitments.

For the purposes of determining the amount to be applied to or to be cancelled under the Offshore Facilities, (1) the Loans or the Available Offshore Facility Commitment (as the case may be) under the Initial Offshore Facility shall be converted into Ringgit Malaysia (RM) at the Agreed FX Rate of USD1.00 to RM4.41176 and (2) the Loans or the Available Offshore Facility Commitment (as the case may be) under the Upsize Offshore Facility shall be converted into Ringgit Malaysia (RM) at the Agreed FX Rate of USD1.00 to RM3.95833.

(c)

The amount allocated to the Initial Term Facilities and the Upsize Facilities pursuant to paragraph (b) above shall, in each case, be apportioned on a pro rata basis between the relevant Murabahah Facility and the relevant Offshore Facility. For the purposes of determining the amount to be apportioned pursuant to this paragraph (c), the Loans or the Available Offshore Facility Commitment (as the case may be) under the Initial Offshore Facility shall be converted into Ringgit Malaysia (RM) at the Agreed FX Rate of USD1.00 to RM4.41176 and (2) the Loans or the Available Offshore Facility Commitment (as the case may be) under the Upsize Offshore Facility shall be converted into Ringgit Malaysia (RM) at the Agreed FX Rate of USD1.00 to RM3.95833.

(d)	For the purpose of determining the amount payable to the Financiers under the Offshore Facilities:

(i)

the amount in Ringgit Malaysia (RM) allocated to the Initial Offshore Facility pursuant to paragraph (c) above shall be converted into United States Dollar (USD) at the Agreed FX Rate of RM4.41176 to USD1.00, and the amount so converted shall constitute the amount required to be prepaid or cancelled in respect of the Initial Offshore Facility; and

(ii)

the amount in Ringgit Malaysia (RM) allocated to the Upsize Offshore Facility pursuant to paragraph (c) above shall be converted to United States Dollar (USD) at the Agreed FX Rate of RM3.95833 to USD1.00, and the amount so converted shall constitute the amount required to be prepaid or cancelled in respect of the Upsize Offshore Facility.

7.18	Restrictions

(a)

Any notice of cancellation or prepayment given by any Party under this Clause 7 (Prepayment and cancellation) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)

Any prepayment under this Agreement, the Murabahah Facility Agreement or the Offshore Facility Agreement shall be made together with accrued profit/interest on the amount prepaid and any Break Costs under the Finance Documents.

(c)	The Company and each DayOne Company may not utilise any part of any Facility which is prepaid.

(d)	The Company and each DayOne Company may not repay, pay or prepay all or any part of any Facility except at the times and in the manner expressly provided for in the Finance Documents.

(e)

If the Common Terms Agent receives a notice under this Clause 7 (Prepayment and cancellation) it shall promptly forward a copy of that notice to the Company, each DayOne Company, the Total Term Financiers and the Hedge Counterparties.

(f)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

SECTION 5

COSTS OF UTILISATION

8.	FEES, COSTS AND EXPENSES

8.1	Upfront/Coordinating fee

The Company shall pay to the Joint Coordinators an upfront/coordinating fee in the amount and at the times agreed in a Fee Letter.

8.2	Administrative fee

The Company shall pay to the applicable Administrative Parties such fees in the amount and at the times agreed in a Fee Letter.

8.3	Transaction expenses

The Company shall within ten (10) Business Days (in the case of legal fees, within thirty (30) Business Days) of demand pay each Finance Party the amount of all costs and expenses (including legal fees) reasonably incurred by any of them (and, in the case of the Security Agent, any Receiver or Delegate) in connection with the negotiation, preparation, execution, syndication and perfection of:

(a)	the Finance Documents and any other documents referred to in the Finance Documents; and

(b)	any other Finance Documents executed after the Original Agreement Date.

8.4	Amendment costs

If:

(a)	an Obligor requests an amendment, waiver or consent;

(b)	an amendment is required pursuant to Clause 22.9 (Change of currency); or

(c)

any amendment or waiver is contemplated or agreed pursuant to clause 22.4 (Replacement of Rate) of the Offshore Facility Agreement and clause 23.4 (Replacement of Screen Rate) of the Murabahah Facility Agreement,

the Company shall, within ten (10) Business Days (in the case of legal fees, within thirty (30) Business Days) of demand, reimburse each Finance Party for the amount of all costs and expenses (including legal fees) reasonably incurred by any of them (and, in the case of the Security Agent, any Receiver or Delegate) in responding to, evaluating, negotiating or complying with or implementing that request or requirement.

8.5	Enforcement and preservation costs

The Company shall, within ten (10) Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) together with any applicable Indirect Tax, incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document or the Transaction Security and with any proceedings instituted by or against that Finance Party as a consequence of it entering into a Finance Document, taking or holding the Transaction Security, or enforcing those rights or the investigation of any possible Default.

8.6	Administrative Parties’ ongoing costs

(a)

In the event of (i) a Default, (ii) an Administrative Party being requested by an Obligor or any Finance Party to undertake duties which the Administrative Party and the Company agree to be of an exceptional nature and/or outside the scope of the normal duties of that Administrative Party under the Finance Documents or (iii) an Administrative Party and the Company agreeing that it is otherwise appropriate in the circumstances, the Company shall pay to that Administrative Party any additional remuneration (together with any applicable Indirect Tax) that may be agreed between them.

(b)

If that Administrative Party and the Company fail to agree upon the nature of the duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Administrative Party and approved by the Company and the determination of any investment bank shall be final and binding upon the parties to this Agreement.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

9.	TAX GROSS UP AND INDEMNITIES

9.1	Definitions

(a)	In this Agreement:

“Tax Credit” means a credit against, relief or remission for, or repayment/payment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document other than a FATCA Deduction.

“Tax Payment” means an increased payment made by an Obligor to a Finance Party under Clause 9.2 (Tax gross-up) or a payment under Clause 9.3 (Tax indemnity).

(b)

Unless a contrary indication appears, in this Clause 9 (Tax Gross Up and Indemnities) a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

9.2	Tax gross-up

(a)

All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without any Tax Deduction unless such Obligor is required to make a Tax Deduction, in which case the sum payable by such Obligor (in respect of which such Tax Deduction is required to be made) shall be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made.

(b)

The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Common Terms Agent accordingly. Similarly, a Finance Party shall notify the Common Terms Agent on becoming so aware in respect of a payment payable to that Finance Party. If the Common Terms Agent receives such notification from a Finance Party it shall notify the Company.

(c)

If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(d)

Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor shall deliver to the Common Terms Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

9.3	Tax indemnity

(a)

Without prejudice to Clause 9.2 (Tax gross-up), if any Finance Party is required to make any payment of or on account of Tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for purposes of Tax to be received or receivable by such Finance Party whether or not actually received or receivable) or if any liability in respect of any such payment is asserted, imposed, levied or assessed against any Finance Party, the Obligors shall, within ten (10) Business Days of demand of the Common Terms Agent, promptly indemnify the Finance Party which suffers a loss or liability as a result against such payment or liability, together with any charges, penalties, costs and expenses payable or incurred in connection therewith, provided that this Clause 9.3 (Tax indemnity) shall not apply to:

(i)

any Tax imposed on and calculated by reference to the net income actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which such Finance Party is incorporated or treated as resident for Tax purposes;

(ii)

any Tax imposed on and calculated by reference to the net income of the Facility Office of such Finance Party actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which its Facility Office is located; or

(iii)	relates to a FATCA Deduction required to be made by a Party.

(b)

A Finance Party intending to make a claim under paragraph (a) shall notify the Common Terms Agent of the event giving rise to the claim, whereupon the Common Terms Agent shall notify the Company thereof.

(c)	A Finance Party shall, on receiving a payment from an Obligor under this Clause 9.3 (Tax indemnity), notify the Common Terms Agent.

9.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to that Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by that Obligor provided always that, the Finance Party shall be the sole judge of the amount of any such benefit and of the date on which it is received.

9.5	Stamp taxes

The Obligors shall:

(a)	pay all stamp duty, registration and other similar Taxes payable in respect of any Finance Document; and

(b)

within ten (10) Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

9.6	Indirect Tax

(a)

All amounts expressed in a Finance Document to be payable by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax. If any Indirect Tax is chargeable on any supply made by any Finance Party to any Party in connection with a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the Indirect Tax and such Finance Party must provide an appropriate Indirect Tax invoice to the relevant Party.

(b)

Where a Finance Document requires any Party to reimburse a Finance Party for any cost or expense, that Party shall also at the same time pay and indemnify the Finance Party against all Indirect Tax incurred by that Finance Party as part of that cost or expense to the extent the Finance Party reasonably determines that it is not entitled to credit or repayment/payment in respect of the Indirect Tax.

9.7	FATCA Information

(a)	Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)

supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA;

(iii)

supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)

If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)

Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)

If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)

If an Obligor is a US Tax Obligor or the Common Terms Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Offshore Financier or Murabahah Financier shall, within ten (10) Business Days of:

(i)	where an Obligor is a US Tax Obligor and the relevant Total Term Financier is an Original Offshore Financier or an Original Murabahah Financier, the Original Agreement Date;

(ii)	where an Obligor is a US Tax Obligor on a Transfer Date and the relevant Total Term Financier is a New Finance Party, the relevant Transfer Date;

(iii)	the date a new US Tax Obligor accedes as an Obligor;

(iv)	where an Obligor is not a US Tax Obligor, the date of a request from the Common Terms Agent, supply to the Common Terms Agent:

(A)	a withholding certificate on Form W-8, Form W-9 or any other relevant form; or

(B)

any withholding statement or other document, authorisation or waiver as the Common Terms Agent may require to certify or establish the status of such Total Term Financier under FATCA or that other law or regulation.

(f)

The Common Terms Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from any Total Term Financier pursuant to paragraph (e) above to the relevant Obligor.

(g)

If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Common Terms Agent by any Total Term Financier pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Total Term Financier shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Common Terms Agent unless it is unlawful for that Total Term Financier to do so (in which case the relevant Total Term Financier shall promptly notify the Common Terms Agent). The Common Terms Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the relevant Obligor.

(h)

The Common Terms Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from any Total Term Financier pursuant to paragraph (e) or (g) above without further verification. The Common Terms Agent shall not be liable for any action taken by it under or in connection with paragraph (e), (f) or (g) above.

(i)

Without prejudice to any other term of this Agreement, if a Total Term Financier fails to supply any withholding certificate, withholding statement, document, authorisation, waiver or information in accordance with paragraph (e) above, or any withholding certificate, withholding statement, document, authorisation, waiver or information provided by any Total Term Financier to the Common Terms Agent is or becomes materially inaccurate or incomplete, then such Total Term Financier shall indemnify the Common Terms Agent, within three (3) Business Days of demand, against any cost, loss, Tax or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Common Terms Agent (including any related interest/profit and penalties) in acting as Common Terms Agent under the Finance Documents as a result of such failure.

9.8	FATCA Deduction

(a)

Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)

Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), and in any case at least three (3) Business Days prior to making a FATCA Deduction, notify the Party to whom it is making the payment and, on or prior to the day on which it notifies that Party, shall also notify the Company and each DayOne Company, the Common Terms Agent and the other Finance Parties.

10.	INCREASED COSTS

10.1	Increased costs

(a)

Subject to Clause 10.3 (Exceptions) the Company shall, within ten (10) Business Days of a demand by the Common Terms Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or

(ii)

compliance with any law or regulation made after the Original Agreement Date. The term “law” and “regulation” in this paragraph (a) shall include, without limitation, any law or regulation concerning capital adequacy, prudential limits, liquidity, reserve assets or Tax.

(b)	In this Agreement “Increased Costs” means:

(i)

a reduction in the rate of return from a Facility or on a Finance Party’s (or its Affiliate’s) overall capital (including, without limitation, as a result of any reduction in the rate of return on capital brought about by more capital being required to be allocated by such Finance Party);

(ii)	an additional or increased cost in connection with a Facility; or

(iii)	a reduction of any amount due and payable under any Finance Document, other than as provided for in any of the Finance Documents,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

10.2	Increased cost claims

(a)

A Finance Party intending to make a claim pursuant to Clause 10.1 (Increased costs) shall notify the Common Terms Agent of the event giving rise to the claim, following which the Common Terms Agent shall promptly notify the Company.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Common Terms Agent, provide a certificate confirming the amount of its Increased Costs.

10.3	Exceptions

(a)	Clause 10.1 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)

compensated for by Clause 9.3 (Tax indemnity) (or would have been compensated for under Clause 9.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (a) of Clause 9.3 (Tax indemnity) applied); or

(iv)	attributable to the breach by the relevant Finance Party or its Affiliates of any law or regulation.

(b)	In this Clause 10.3, a reference to a “Tax Deduction” has the same meaning given to the term in Clause 9.1 (Definitions).

11.	OTHER INDEMNITIES

11.1	Currency indemnity

(a)

If any sum due from an Obligor under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within ten (10) Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

11.2	Other indemnities

The Company and the DayOne Companies shall (and shall procure that each Obligor will), within ten (10) Business Days of demand, fully indemnify each Finance Party and their respective directors, employees, agents, representatives and officers from and against any cost, expense, claim, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)

any information produced or approved by the Obligors in relation to or in connection with the Facilities or the Finance Documents being or being alleged to be misleading and/or deceptive in any respect;

(c)	any enquiry, investigation, subpoena (or similar order) or litigation with respect to any Obligor or with respect to the transactions contemplated or financed under the Finance Documents;

(d)

a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 16 (Sharing Among the Finance Parties) of the Offshore Facility Agreement and Clause 17 (Sharing Among the Finance Parties) of the Murabahah Facility Agreement;

(e)

funding, or making arrangements to fund, its participation in any Facility requested by the Company or any DayOne Company in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of the Finance Documents (other than by reason of default or negligence by that Finance Party alone);

(f)	a Facility (or part of a Facility) not being prepaid in accordance with a notice of prepayment given by the Company or any DayOne Company (as the case may be); or

(g)

any actions, claims, proceedings, liabilities, costs and expenses whatsoever brought or claimed by any person and howsoever arising (including, without limitation, to the sale, delivery, non-delivery, handling, storage, use, possession, seizure, forfeiture of, or in relation to, the Commodities) in connection with the Commodities, other than any actions, claims, proceedings, liabilities, costs and expenses arising from the ownership of the Commodities by any of the Finance Parties.

11.3	Obligors’ Indemnity to the Common Terms Agent

Each Obligor (other than the DayOne Parent) shall within ten (10) Business Days of demand indemnify the Common Terms Agent and its directors, employees, agents, representatives and officers from and against any cost, expense, claim, loss or liability incurred by the Common Terms Agent as a result of:

(a)	any failure by any Obligor to comply with or to perform any of the obligations expressed to be assumed by it in the Finance Documents;

(b)	investigating any event which it reasonably believes is a Default;

(c)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(d)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents.

11.4	Indemnity separate

The indemnity provided by each Obligor under a Finance Document shall constitute obligations of each Obligor separate and independent from its other obligations under the Finance Document, shall give rise to separate and independent causes of action against each Obligor, shall apply irrespective of any indulgence granted to any Obligor from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof or proofs in the liquidation or dissolution of any Obligor for a liquidated sum or sums in respect of amounts due under the Finance Document or under any such judgement or order.

11.5	Continuing indemnity

Each indemnity of each Obligor contained in a Finance Document shall survive the termination of the Finance Document and the resignation and/or termination of any Finance Party.

12.	MITIGATION BY THE FINANCE PARTIES

12.1	Mitigation

(a)

Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 9 (Tax Gross Up and Indemnities) or Clause 10 (Increased Costs) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

12.2	Limitation of liability

(a)

The Company shall promptly indemnify each Finance Party against all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 9.4 (Tax Credit) and Clause 12.1 (Mitigation).

(b)

A Finance Party is not obliged to take any steps under Clause 9.4 (Tax Credit) and Clause 12.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

12.3	Conduct of Business by the Finance Parties

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (Tax or otherwise) in whatever manner it thinks fit;

(b)

subject to paragraphs (a) and (b) in Clause 9.4 (Tax Credit), oblige any Finance Party to investigate or claim any credit, relief, remission or repayment/payment available to it or the extent, order and manner of any claim; or

(c)	subject to paragraphs (a) and (b) in Clause 9.4 (Tax Credit), oblige any Finance Party to disclose any information relating to its affairs (Tax or otherwise) or any computations in respect of Tax.

SECTION 7

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

13.	REPRESENTATIONS

Each Obligor (other than DayOne Parent) makes the representations and warranties set out in this Clause 13 (Representations) to each Finance Party on the Original Agreement Date.

13.1	Status

(a)	Each Obligor is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(b)	Each Obligor has the power to sue and be sued in its own name and to own its assets and carry on its business as it is being conducted respectively.

13.2	Power and authority

(a)

Each Obligor has the power to enter into, perform and deliver, and has taken or obtained all necessary corporate and other action and consents to authorise its entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

(b)

No limit placed on the Obligors’ powers will be exceeded as a result of the borrowing/financing, granting of Security or giving of guarantees or indemnities contemplated by the Finance Documents to which the respective Obligors are a party.

13.3	Binding obligations

Subject to the Legal Reservations and (in the case of any Security Document) any applicable Perfection Requirements:

(a)	the obligations expressed to be assumed by it in each Finance Document to which it is or will be a party are legal, valid, binding and enforceable obligations; and

(b)

(without limiting the generality of paragraph (a) above), each Security Document to which it is or will be a party creates the Security which that Security Document purports to create and that Security is valid and effective.

13.4	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents and the granting of the Transaction Security do not and will not:

(a)	conflict with:

(i)	any law or regulation applicable to it;

(ii)	each Obligor’s constitutional documents; or

(iii)	any agreement or instrument binding upon any Obligor or any of their assets or constitute a default or termination event (howsoever described) under any such agreement or instrument;

(b)	(except as provided in any Security Documents) result in the creation of, or oblige it to create, any Security over any of its assets.

13.5	Validity and admissibility in evidence

All Authorisations required:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party and the transactions contemplated thereby;

(b)	to make the Finance Documents to which it is a party admissible in evidence in any arbitration proceeding under the SIAC Rules;

(c)	to enable each other Obligor to carry on its business, trade and ordinary activities; and

(d)

to enable it to create any Transaction Security expressed to be granted or created by it by or pursuant to, or (as the case may be) any Transaction Security expressed to have been granted or created by it and to be evidenced in, any Security Document and to ensure that such Transaction Security has the priority and ranking it is expressed to have, have been obtained or effected and are in full force and effect, except for any registrations and filings specifically referred to in Clause 13.8 (Registration, filing requirements), which Authorisations will be promptly effected after the Original Agreement Date.

13.6	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of the Finance Documents will be recognised and enforced in the Relevant Jurisdictions.

(b)

Subject to the Legal Reservations, the irrevocable submission of each Obligor to arbitration proceedings under the SIAC Rules is legal, valid, binding and enforceable and any arbitration award obtained will be recognised and be enforceable against the Obligors and its assets in Malaysia.

13.7	Deduction of Tax

Subject to the Legal Reservations, each Obligor is not required under the laws of its Relevant Jurisdictions to make any Tax Deduction from any payment it may make under any Finance Document.

13.8	Registration, filing requirements

It is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in any Relevant Jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents, to ensure the validity, enforceability or priority of any Finance Documents or any other document, save and except for the Perfection Requirements including:

(a)	the stamping of the Finance Documents in accordance with the Stamp Act 1949 of Malaysia;

(b)

the lodgement of the relevant Statements of Particulars to be Lodged with Charge (as prescribed by the Companies Commission of Malaysia) in relation to the charges created under the Security Documents with the Companies Commission of Malaysia for the registration of such charges with the Companies Commission of Malaysia in accordance with Section 352 of the Companies Act 2016 of Malaysia;

(c)

the registration of the Assignment Documents, the Share Charge and the Debentures as instruments containing a power of attorney, with the High Court of Malaya for such powers of attorney clause to be exercisable in West Malaysia; and

(d)	the registration of the Land Charges with the relevant land office,

which duties, registrations, filings, taxes or fees will be paid, made or effected (as the case may be) within the relevant timeframe stipulated under this Agreement and in any case within the relevant statutorily prescribed timeframe.

13.9	No default

(a)

No Event of Default is continuing or might reasonably be expected to result from the making of a Utilisation or the entry into, performance of, or any transaction contemplated by, any Finance Document.

(b)

No other event or circumstance is outstanding which constitutes a default or termination event (howsoever described) under the Finance Documents or any other agreement or instrument which is binding on it or any Obligor or to which its (or any Obligor’s) assets are subject which might have a Material Adverse Effect.

13.10	No misleading information

Except as disclosed in writing to the Common Terms Agent and the Mandated Lead Arrangers prior to the Original Agreement Date:

(a)

any factual information contained in or provided by or on behalf of any Obligor in connection with the Facilities was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated;

(b)

any financial projections have been prepared on the basis of recent historical information and are based on assumptions which the Obligor reasonably believed to be reasonable at the time those assumptions were made;

(c)	nothing has occurred or arisen and no information has been given or withheld that results:

(i)	in any information, forecasts or projections referred to in paragraphs (a) and (b) above being untrue or misleading in any material respect; and

(ii)	any assumption or ground on which any financial projection or forecast referred to in paragraphs (a) and (b) above is based being unreasonable; and

(d)

all other information supplied by or on behalf of any Obligor (including its advisers) is true, complete and accurate in all material respects as at the date it was given and is not misleading in any material respect.

13.11	Financial statements

(a)

Its financial statements most recently supplied to the Common Terms Agent, (which, at the Original Agreement Date, are the Original Financial Statements) were prepared in accordance with GAAP consistently applied save to the extent expressly disclosed in such financial statements.

(b)

Its financial statements most recently supplied to the Common Terms Agent, (which, at the Original Agreement Date, are the Original Financial statements) give a true and fair view (if audited) or fairly represent (if unaudited) its financial condition and operations (consolidated in the case of the Company) for the period to which they relate save to the extent expressly disclosed in the financial statements.

(c)	There has been no material adverse change in its business or financial condition (or the business or consolidated financial condition of the Group) since the date of the Original Financial Statements.

13.12	No proceedings pending or threatened

(a)

No litigation, arbitration, or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it or any other Obligor.

(b)

There is no unsatisfied judgment or award which might reasonably be expected to have a Material Adverse Effect against it or, to the best of its knowledge and belief (having made due and careful enquiry), any other Obligor given by any court, arbitral body or agency.

13.13	Pari passu ranking

Without limiting Clause 13.14 (Ranking of Security), its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the present and future claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

13.14	Ranking of Security

The Transaction Security has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security.

13.15	Authorised signatures

Any person specified as its authorised signatory under Schedule 2 (Conditions Precedent) or Clause 14.4 (Information: miscellaneous) is authorised to sign a Utilisation Request and other notices on its behalf.

13.16	No breach of laws

It has not (and none of the other Obligor has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.

13.17	Environmental and Social compliance

(a)

Each Obligor (other than the DayOne Parent) is in compliance with Clause 16.3 (Environmental and Social compliance) and to the best of its knowledge and belief (having made due and careful enquiry), there are no circumstances which may prevent or materially interfere with such compliance in the future.

(b)

No Environmental or Social Claim which, if determined against the Obligors (other than the DayOne Parent), might reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against any of them.

13.18	No Financial Indebtedness, loans/advances, guarantees or Security

(a)	The Company and each DayOne Company has no Financial Indebtedness other than as expressly permitted by the terms of this Agreement.

(b)	Except as expressly permitted by the terms of this Agreement:

(i)	no Security or Quasi-Security exists over any of the present or future assets of the Company and each of the DayOne Companies; and

(ii)

the execution by the Obligors of the Finance Documents to which it is a party, and the exercise of its rights and the performance of its obligations under those Finance Documents will not result in the creation of, or any obligation to create, any Security over or in respect of any of its assets, except in favour of the Security Agent.

(c)	The Company has not made available any loan/advance or other facility or issued any guarantee other than as expressly permitted by the terms of this Agreement.

13.19	Good title to Assets

Each Obligor (other than the DayOne Parent) has good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use all assets necessary to carry on its respective business as it is presently being, and as it is proposed to be, conducted.

13.20	Legal and beneficial ownership

It is, or upon granting the relevant Security will be, the absolute legal and beneficial owner of the assets over which it purports to grant Security pursuant to or as evidenced in any Security Document to which it is or will be a party, free from any claims, third party rights or competing interests other than as expressly permitted by the terms of this Agreement.

13.21	Group structure

As at the Original Agreement Date:

(a)	each DayOne Company is a direct and wholly owned Subsidiary of the Company;

(b)	the Company is a direct wholly owned Subsidiary of DayOne Singapore; and

(c)	DayOne Singapore is a direct wholly owned Subsidiary of the DayOne Parent.

13.22	Sanctions

Neither the Company, any member of the Group and any other Obligors, joint ventures, nor any of their respective directors, officers or employees nor, to the best of its knowledge, any persons acting on any of their behalf:

(a)	is a Restricted Party; or

(b)	has received notice of or is aware of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority.

13.23	Anti-Bribery and Corruption Laws and Anti-Money Laundering and Terrorism Financing Laws

(a)

Each Obligor and (to the best of each Obligor’s knowledge and belief) each member of the Group has conducted its businesses in compliance with the applicable Anti-Bribery and Corruption Laws and Anti-Money Laundering and Terrorism Financing Laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(b)

No Obligor, (to the best of each Obligor’s knowledge and belief) any member of the Group nor its directors, officers, agents or representatives, have, for the purpose of gaining or maintaining unlawful or improper benefits for the Obligors or any member of the Group, directly or indirectly:

(i)

violated any of the applicable Anti-Bribery and Corruption Laws and Anti-Money Laundering and Terrorism Financing Laws or made, undertaken, offered to make, promised to make or authorised the payment or giving of a prohibited payment;

(ii)	used funds or other assets, or made any promise or undertaking in such regard, for the establishment or maintenance of a secret or unrecorded fund; or

(iii)	made any false or fictitious entries in any books or records of any Obligor or any member of the Group relating to any prohibited payment.

13.24	Insolvency

No:

(a)	corporate action, legal proceeding or other procedure or step described in Clause 18.7(Insolvency proceedings); or

(b)	creditors’ process described in Clause 18.8 (Creditors’ process),

has been taken or, to the Company’s knowledge, threatened in relation to it, any Obligor, and none of the circumstances described in Clause 18.6 (Insolvency) applies to it or any of them.

13.25	Taxation

(a)

It has duly and punctually paid and discharged all Taxes imposed upon it or its assets or, as the case may be, upon such its assets within the time period allowed without incurring penalties, save to the extent that:

(i)	payment is being contested by it in good faith;

(ii)	the same has been disclosed in writing to the Common Terms Agent and the Mandated Lead Arrangers, and adequate reserves are being maintained for those Taxes; and

(iii)

payment can be lawfully withheld and failure to pay those Taxes will not or is not reasonably likely to result in the imposition of any penalty nor in any Security ranking in priority to the claims of any Finance Party under any Finance Document or to any Security created under or evidenced in any Security Document.

(b)	No Obligor is materially overdue in the filing of any Tax returns.

(c)	No claims or investigations are being or are reasonably likely to be asserted, made or conducted against any Obligor with respect to Taxes.

(d)	It is resident for Tax purposes only in the jurisdiction of its incorporation.

13.26	Intellectual Property

(a)	The Company and each DayOne Company:

(i)

is the sole legal and beneficial owner of or has licensed to it on normal commercial terms all the Intellectual Property which is material for the conduct of its business as it is being, and it is proposed to be, conducted;

(ii)	does not, in carrying on its businesses, infringe any Intellectual Property of any third party in any respect; and

(iii)

has taken all formal or procedural actions (including payment of fees) required to safeguard, maintain in full force and effect and preserve its ability to enforce any material Intellectual Property owned by it.

(b)	There has been no actual or threatened infringement of, or challenge to, the validity of any Intellectual Property owned by or licensed to the Company and each DayOne Company.

13.27	Shariah compliance

No Obligor has relied on any representation by any Finance Party as to the Shariah compliance of the transactions contemplated by the Finance Documents and by signing this Agreement, each Obligor confirms that it is satisfied to the extent that it requires to be satisfied that such transactions are Shariah-compliant. It confirms that it does not have any objection, nor will it raise any objections, as to matters of Shariah compliance in respect of or otherwise in relation to any of the provisions of the Finance Documents.

13.28	Repetition and acknowledgement of reliance

(a)

The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on (i) the date of a Utilisation Request, (ii) a Utilisation Date, and (iii) the first day of each Interest Period or Profit Period.

(b)

Each Obligor acknowledges that each Finance Party has entered into the Finance Documents and accepted the Security granted in favour of the Security Agent under the Finance Documents in full reliance upon the representations and warranties made or deemed to be made under this Clause 13 (Representations).

14.	INFORMATION UNDERTAKINGS

The undertakings in this Clause 14 (Information Undertakings) remain in force from the Original Agreement Date for so long as any amount is outstanding under the Finance Documents.

14.1	Financial statements

The Company shall supply to the Common Terms Agent in sufficient copies for all the Finance Parties:

(a)	as soon as the same become available, but in any event within one hundred and eighty (180) days after the end of each of the relevant Obligor’s financial years:

(i)	the audited financial statements of the Company for that financial year;

(ii)	the audited financial statements of each DayOne Company for that financial year; and

(iii)	the audited consolidated financial statements of the DayOne Parent and the Company for that financial year;

(b)	as soon as the same become available, but in any event within ninety (90) days after the end of each financial half of the relevant Obligor’s financial years:

(i)	the unaudited financial statements of the Company for that financial half year;

(ii)	the unaudited financial statements of each DayOne Company for that financial half year; and

(iii)	the unaudited consolidated financial statements of the DayOne Parent and the Company for that financial half year.

14.2	Compliance Certificate

(a)

The Company shall supply to the Common Terms Agent, with each set of financial statements delivered pursuant to paragraph (a) and (b) of Clause 14.1 (Financial statements), a Compliance Certificate which shall:

(a)	confirm that no Default is continuing (or if a Default is continuing, specify the Default and the steps being taken to remedy the same);

(b)	set out (in reasonable detail) computations as to compliance with Clause 15 (Financial Covenants) as at the date those financial statements were drawn up; and

(c)	be used to test the Security Margin Ratio as detailed under Clause 15.4 (Security Margin).

(b)	Each Compliance Certificate shall be signed by an authorised signatory of the Company.

14.3	Requirements as to financial statements

(a)

Each set of financial statements delivered by the Company pursuant to Clause 14.1 (Financial statements) shall be certified by a director of the relevant company as giving a true and fair view (if audited) or fairly representing (if unaudited) its financial condition as at the date those financial statements were drawn up.

(b)

The Company shall procure that each set of financial statements of an Obligor delivered pursuant to Clause 14.1 (Financial statements) is prepared using GAAP, accounting practices and financial reference periods consistently applied for that Obligor unless, in relation to any set of financial statements, it notifies the Common Terms Agent that there has been a change in GAAP, the accounting practices or reference periods and its Auditors (or, if appropriate, the Auditors of the Obligor) deliver to the Common Terms Agent:

(i)	a description of any change necessary for those financial statements to reflect GAAP, accounting practices and reference periods upon which that Obligor’s financial statements were prepared; and

(ii)

sufficient information, in form and substance as may be reasonably required by the Common Terms Agent, to enable the Total Term Financiers to make an accurate comparison between the financial position indicated in those financial statements and that Obligor’s Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

14.4	Information: miscellaneous

The Company shall supply to the Common Terms Agent (in sufficient copies for all the Total Term Financiers):

(a)

if the Common Terms Agent so reasonably requests, any documents dispatched by the Company or each DayOne Company to its shareholders (or any class of them) or its creditors generally at the same time as they are despatched;

(b)

promptly upon becoming aware of them, the details of any litigation, arbitration or investigative or administrative proceedings which are current, threatened or pending against any Group member, and which might, if adversely determined, be reasonably expected to have a Material Adverse Effect;

(c)	promptly upon becoming aware of them, details of any labour dispute which is current or threatened in relation to any Group member and might reasonably be expected to have a Material Adverse Effect;

(d)	promptly, such information as the Security Agent may reasonably require about the Charged Assets and compliance of the Obligors with the terms of any Security Documents;

(e)

promptly, any proposed change in the structure and shareholding of the Obligors and DayOne Singapore from that set out in the Clause 13.21 (Group structure). Any such change shall be subject to the Offshore Financiers’ and the Murabahah Financiers’ “know your customer” checks and requirements;

(f)

promptly, such further information regarding the financial condition, assets, business and operations of the Company and each DayOne Company or any other Group member (including any requested amplification or explanation of any item in the financial statements, budgets or other material provided by any Group member under this Agreement as any Total Term Financiers (through the Common Terms Agent) may reasonably request; and

(g)	promptly, notice of any change in authorised signatories of any Obligor signed by a director or company secretary of such Obligor accompanied by specimen signatures of any new authorised signatories, provided always that nothing under this Clause shall require the Company to disclose or provide any information which the Company may be prohibited from providing in order to comply with any law or regulation.

14.5	Notification of default

(a)

Each Obligor shall notify the Common Terms Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)

Promptly upon a request by the Common Terms Agent, the Company shall supply to the Common Terms Agent a certificate signed by a director or authorised signatory on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default or the Event of Default and the steps, if any, being taken to remedy it).

14.6	Use of websites

(a)

Each Obligor may satisfy its obligation under this Agreement to deliver any information in relation to those Finance Parties (the “Website Finance Parties”) who accept this method of communication by posting the information onto an electronic website designated by the Company and the Common Terms Agent (the “Designated Website”) if:

(i)	the Common Terms Agent expressly agrees (after consultation with each of the Finance Parties) that it will accept communication of the information by this method;

(ii)	both the Company and the Common Terms Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the Company and the Common Terms Agent.

If any Finance Party (a “Paper Form Finance Party”) does not agree to the delivery of information electronically, then the Common Terms Agent shall notify the Company accordingly and the Company shall supply the information to the Common Terms Agent (in sufficient copies for each Paper Form Finance Party) in paper form. In any event the Company shall supply the Common Terms Agent with at least one (1) copy in paper form of any information required to be provided by it.

(b)

The Common Terms Agent shall supply each Website Finance Party with the address of and any relevant password specifications for the Designated Website following designation of that website by the Company and the Common Terms Agent.

(c)	The Company shall promptly upon becoming aware of its occurrence notify the Common Terms Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Company becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If the Company notifies the Common Terms Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by each Obligor under this Agreement after the date of that notice shall be supplied in paper form unless and until the Common Terms Agent and each Website Finance Party is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)

Any Website Finance Party may request, through the Common Terms Agent, one (1) paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Company shall comply with any such request within ten (10) Business Days.

14.7	Construction Progress

Each Obligor shall ensure that each relevant DayOne Company shall, on a monthly basis throughout the construction period of each Development Project, within fifteen (15) Business Days after the end of each relevant financial month, submit to the Common Terms Agent (in sufficient copies for all the Total Term Financiers):

(a)	a report in respect of the construction progress of such Development Project issued by the Quantity Surveyor which shall include the following:

(i)	the details of the costs incurred against the cost estimate; and

(ii)

certification that there is no Cost Overrun or if there is a Cost Overrun, such Cost Overrun has been or shall be fully funded by additional equity or subordinated shareholder and/or intercompany loans or advances or funds available or reasonably projected to become available to the Company within forty-five (45) days from the incurrence of such Cost Overrun, provided that where such funds are reasonably projected to become available, the Company shall provide evidence satisfactory to the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers acting reasonably) and such projection shall be deemed to be accepted by the Common Terms Agent unless the Majority Total Term Financiers (acting reasonably) notify the Common Terms Agent of any objection within three (3) Business Days after the receipt of such evidence; and

(b)	a certificate signed by the director certifying and confirming the following:

(i)	the percentage of the Completion of such Development Project against the targeted completion timeline; and

(ii)	certification that such Development Project is progressing in accordance with the Construction Plan;

(c)

the relevant claim(s), the latest summary of physical work progress and the relevant documentary evidence comprising certification of work done and costs incurred duly certified by the Quantity Surveyor or other relevant professionals acceptable to the Common Terms Agent or such other supporting documents acceptable to the Common Terms Agent. All such documents to be submitted to the Common Terms Agent shall be duly certified by a director or an authorised signatory of the relevant DayOne Company.

The first report shall be submitted by the end of one Month from the Original Agreement Date.

14.8	Projected Capex Schedule

Each Obligor shall ensure that each relevant DayOne Company shall, on a quarterly basis throughout the construction period of each relevant Approved Project, within 15 days prior to each financial quarter, submit to the Common Terms Agent (in sufficient copies for all the Total Term Financiers), a schedule (in form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers)) setting out the capital expenditure to be incurred by the relevant DayOne Company in respect of the then forthcoming financial quarter as certified by the Quantity Surveyor (“Projected Capex Schedule”).

14.9	Green Certifications

(a)

As soon as practicable upon the completion of each Building but in any event no later than six (6) Months after the completion of each Building, each Obligor shall ensure that each relevant DayOne Company shall provide written documentation or such other documentation/report (in form and substance reasonably satisfactory to the Common Terms Agent (acting on the instructions of all Total Term Financiers)) (including LEED scorecard or architectural design brief, issued by a consultant acceptable to the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers)), evidencing or confirming that the relevant Building has been designed and will be built to meet the Green Building Certification at LEED “Gold” level or above (“Preliminary Green Certification”).

(b)

As soon as practicable upon the completion of each Building, each Obligor shall ensure that each relevant DayOne Company or Additional Obligor shall within twelve (12) Months from the date of completion of each of such Building, provide written documentation (“Final Green Certification”) evidencing that the relevant Building has achieved a Green Building Certification at LEED “Gold” level or above, as recognised and certified by the External Reviewer and/or the U.S. Green Building Council (as applicable), in form and substance reasonably satisfactory to the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

14.10	Annual budget for Buildings in operation

Each Obligor shall promptly (in any event no later than three (3) Months from the end of each calendar year), provide to the Common Terms Agent an annual budget in respect of each Project.

14.11	“Know your customer” checks

(a)

Each Obligor shall promptly upon the request of the Common Terms Agent or any other Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Common Terms Agent (for itself or on behalf of any Finance Party) or any Finance Party (for itself or on behalf of any prospective new Finance Party) in order for the Common Terms Agent, such Finance Party or any prospective new Finance Party to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)

Each Finance Party shall promptly upon the request of the Common Terms Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Common Terms Agent (for itself) in order for the Common Terms Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks (if deemed necessary, acting on the instruction of the Total Term Financiers) under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

15.	FINANCIAL COVENANTS

15.1	Financial conditions

The Company shall at all times ensure that:

(a)	Consolidated Tangible Net Worth:

(i)

in respect of the Company and in relation to the period commencing from its financial period ending on 31 December 2026 and every subsequent financial period thereafter, the Consolidated Tangible Net Worth (Company) shall not at any time be less than RM5,000,000,000 (or its equivalent); and

(ii)	in respect of DayOne Parent:

(A)	in relation to the period commencing from the Original Agreement Date and ending on 30 June 2026, the Consolidated Tangible Net Worth (DayOne Parent) is positive;

(B)

in respect of the period commencing from its financial period ending on 31 December 2026 and every subsequent financial period thereafter until the occurrence of the DayOne Parent IPO, the Consolidated Tangible Net Worth (DayOne Parent) shall not at any time be less than USD1,500,000,000 (or its equivalent); and

(C)	in respect of the period commencing from the completion of the DayOne Parent IPO and every subsequent financial period thereafter, the Consolidated Tangible Net Worth (DayOne Parent) is positive.

(b)	Finance Service Coverage Ratio:

Finance Service Coverage Ratio of at least one point two (1.2) times in respect of the period commencing from its financial period of twelve (12) Months ending on 31 December 2026 and every subsequent financial period of twelve (12) Months ending on 30 June or 31 December thereafter.

(c)	Net Leverage Ratio:

Net Leverage Ratio is maintained in the following manner:

Relevant Financial Period	Net Leverage Ratio
Financial period of 12 Months ending on 30 June 2028	Not more than 7.00 times

Financial period of 12 Months ending on 31 December 2028	Not more than 6.25 times

Financial period of 12 Months ending on 30 June 2029	Not more than 6.00 times

Financial period of 12 Months ending on 31 December 2029 and all other subsequent test dates thereafter	Not more than 5.00 times

15.2	Financial Testing

The financial covenants set out in Clause 15.1 (Financial conditions) shall be calculated in accordance with GAAP and tested semi-annually by reference to the financial statements delivered pursuant to Clause 14.1 (Financial statements) and/or Compliance Certificates delivered pursuant to Clause 14.2 (Compliance Certificate), and in respect of the Finance Service Coverage Ratio and the Net Leverage Ratio, the first test shall be in respect of the financial periods ending 31 December 2026 and 30 June 2028 respectively.

15.3	Financial definitions

In this Clause 15 (Financial Covenants):

“Borrowings/Financings” means at any time, the outstanding principal, capital or nominal amount and any fixed or minimum premium/contribution payable on prepayment or redemption of any indebtedness for or in respect of Financial Indebtedness (other than in respect of paragraph (g) of that definition for which the marked to market value shall be used) and any amount raised by the issue of redeemable shares (other than the WGDH Preference Shares) which are redeemable before the Final Maturity Date.

“Cash” means, at any time, cash at bank credited to an account in the name of each member of the Group with a reputable financial institution and to which each member of the Group is alone beneficially entitled and for so long as (a) that cash is payable/repayable on demand; (b) payment/repayment of that cash is not contingent on the prior discharge of any other indebtedness of such member of the Group or of any other person whatsoever or on the satisfaction of any other condition; (c) there is no Security over that cash (other than Transaction Security); and (d) such cash is freely and immediately available to be applied in payment, repayment or prepayment of the Facilities.

“Cash Equivalent Investments” means investments in the name of each member of the Group that are short term investments (excluding equity investments) which are readily convertible into cash without incurring any significant premium or penalty.

“Consolidated Tangible Net Worth (Company)” means at any time the aggregate of the Company’s shareholders equity (including paid-up capital, revenue and capital reserves) and any Subordinated Indebtedness but deducting:

(a)	(to the extent included) any amount shown in respect of goodwill or other intangible assets of the Company; and

(b)	(to the extent included) any provision for deferred taxation and minority interests,

and so that no amount shall be included or excluded more than once.

“Consolidated Tangible Net Worth (DayOne Parent)” means at any time in respect of DayOne Parent, the aggregate of:

(a)	the amount paid up or credited as paid up on the issued share capital and share premium or additional paid-in capital of DayOne Parent;

(b)

the amount contributed as mezzanine equity of DayOne Parent from time to time, which includes but is not limited to Series A, Series B and Series C redeemable preferred shares issued by DayOne Parent as well as future instruments of a substantially similar nature;

(c)	the principal amount of any instrument of a convertible nature classified as equity issued by DayOne Parent, which is not redeemable within the next twelve (12) months; and

(d)	the amount standing to the credit of the consolidated reserves of DayOne Parent and its Subsidiaries (expressed as a negative number in the case of negative consolidated reserves),

less (but without double counting) any amounts included above which are attributable to:

(i)	goodwill or intangible assets (other than capitalised software and other operational intangibles);

(ii)

provisions for current tax liabilities payable within twelve (12) months of the relevant date, but only to the extent such amounts are not already recognised as liabilities outside reserves; and for the avoidance of doubt, deferred tax assets and deferred tax liabilities are disregarded;

(iii)	minority interests; and

(iv)	any dividend or other distribution declared, recommended or made by DayOne Parent,

and calculated based on the then latest financial statements delivered to the Common Terms Agent pursuant to Clause 14 (Information Undertakings).

“EBITDA” means for any Relevant Period, the consolidated operating profit or loss of the Group for that Relevant Period, before taxation and adjusted by adding back:

(a)	depreciation charged to the profit during that Relevant Period;

(b)	any goodwill and intangible assets amortised during that Relevant Period against the profit and loss account; and

(c)

the aggregate amount of the accrued profit/interest, commission, fees, discounts, prepayment fees, premiums and/or charges and other financial payments in respect of the Total Debt paid or payable where in cash or capitalised in respect of that Relevant Period, and excludes:

(d)	any realised and unrealised gains or losses on any derivative instrument; and

(e)	its share in the profits or losses of each member of the Group’s associate companies and joint ventures; and

(f)	share based compensation; and

(g)	other income or expenses (including foreign exchange gain or loss),

all as determined by reference to, the then most recent financial statements of the Company prepared in accordance with applicable law and regulations and GAAP (or in the case for computation of EBITDA for purposes of determining Net Leverage Ratio, the then most recent financial statements for any relevant financial half year, annualised by multiplying by 2).

“Finance Service Coverage Ratio” means the ratio of Net Cash Available for Finance Service to Total Financing Service.

“Net Cash Available for Finance Service” means at any time, in relation to any Relevant Period, the aggregate of:

(a)	EBITDA attributable to the Projects; and

(b)	the monies standing to the credit of the Finance Service Reserve Account at the beginning of that Relevant Period.

“Net Leverage Ratio” means the ratio of Total Net Debt to EBITDA.

“Relevant Period” means a period of six months ending on the last day of the Company’s financial half or the last day of the Company’s financial year (as applicable).

“Total Debt” means at any time the aggregate amount of all obligations (excluding any Subordinated Indebtedness and Intercompany Loans/Advances) of each member of the Group for or in respect of the Borrowings/Financings and so that no amount shall be included or excluded more than once.

“Total Net Debt” means at any time the aggregate amount of all obligations of each member of the Group for or in respect of Borrowings/Financings but excluding any Subordinated Indebtedness and Intercompany Loans/Advances and deducting the aggregate amount of freely available Cash and Cash Equivalent Investments held by each member of the Group at such time, and so that no amount shall be included or excluded more than once.

“Total Financing Service” means for any Relevant Period, the total amount of profit/interest and principal amounts paid by the Company under the Facilities, LESS the amount of any scheduled periodic payments received by the Company under any Hedging Arrangements during that Relevant Period, PLUS any amount of any scheduled periodic payments paid by the Company under any Hedging Arrangements attributable to the Facilities relating to the Projects.

15.4	Security Margin

(a)

The Company shall ensure that, on and from the First Utilisation Date, the Security Margin Ratio does not, at any time, exceed seventy per cent. (70%) (or upon the occurrence of the DayOne Parent IPO, sixty-five per cent. (65%)).

(b)

In the event of the DayOne Parent IPO, the Company shall immediately ensure that the Security Margin Ratio does not exceed sixty-five per cent. (65%). If the Security Margin Ratio is breached, the Company shall, within twenty (20) Business Days of notification by the Common Terms Agent, prepay the Total Principal Outstanding in an amount sufficient to maintain the Security Margin Ratio of sixty-five per cent. (65%) or less.

(c)

In the event the applicable Security Margin Ratio is breached, the Company and/or any other party shall within fourteen (14) Business Days from it being notified of such breach by the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers), remedy such breach of the Security Margin Ratio by:

(i)

providing or procuring the provision of additional security (which shall be in cash, bank guarantee or any collateral or Security over such assets acceptable to the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers)) to restore the Security Margin Ratio to seventy per cent. (70%) or sixty-five per cent. (65%) (as applicable) or less; and/or

(ii)

prepaying the Total Principal Outstanding in an amount sufficient to reinstate the Total Principal Outstanding in an amount sufficient to restore the Security Margin Ratio to seventy per cent. (70%) or sixty-five per cent. (65%) (as applicable) or less.

(d)

The Security Margin Ratio shall be tested on each date, which is no later than thirty (30) days from the date of each valuation report provided to the Common Terms Agent pursuant to Clause 16.15(h) (Valuation report). Each test shall be accompanied by a Compliance Certificate, delivered to the Common Terms Agent and signed by an authorised signatory of the Company.

(e)

For purposes of computing the “Total Principal Outstanding” to determine the Security Margin Ratio, in respect of such part of the Total Principal Outstanding not denominated in RM, that amount shall be converted into RM at the Common Terms Agent’s spot rate.

16.	GENERAL UNDERTAKINGS

The undertakings in this Clause 16 (General Undertakings) remain in force from the Original Agreement Date for so long as any amount is outstanding under the Finance Documents.

16.1	Authorisations

Each Obligor shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect (and supply certified copies to the Common Terms Agent) any Authorisation required under any law or regulation of any Relevant Jurisdiction to:

(a)	enable it to perform its obligations under the Finance Documents;

(b)	ensure the legality, validity, enforceability or admissibility in evidence in its respective Relevant Jurisdictions of any Finance Document; and

(c)	enable it to carry on its business as it is being, and is proposed to be, conducted (including but not limited to undertaking the development of the Projects and constructing the Buildings).

16.2	Compliance with laws

Each Obligor (other than the DayOne Parent) shall comply in all material respects with all laws and regulations to which it or they may be subject.

16.3	Environmental and Social compliance

(a)	Each Obligor (other than the DayOne Parent) shall:

(i)	comply with all Environmental and Social Laws; and

(ii)	implement procedures to monitor compliance with and to prevent liability under any Environmental or Social Law,

where failure to do so has or reasonably likely to have a Material Adverse Effect.

(b)

Each Obligor (other than the DayOne Parent) shall obtain, maintain and ensure compliance with all Environmental and Social Permits required or desirable in connection with its businesses save and except for any non-compliance which would not adversely affect the carrying out of any of the Projects.

(c)	Each Obligor (other than the DayOne Parent) shall inform the Common Terms Agent in writing promptly upon becoming aware of:

(i)	any Environmental or Social Claim against it or any of them which is current, pending or threatened; or

(ii)	any facts or circumstances which will or might reasonably be expected to result in any Environmental or Social Claim being commenced or threatened against it (or any of them).

16.4	Preservation of assets

Each Obligor (other than the DayOne Parent) shall maintain in good working order and condition (ordinary wear and tear excepted) all its assets necessary or desirable in the conduct of its business.

16.5	Pari passu ranking

Each Obligor shall ensure that its payment obligations under the Finance Documents to which it is a party will rank and continue to rank at all times at least pari passu in right of priority and payment with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

16.6	Negative pledge

In this Clause 16.6(Negative pledge), “Quasi-Security” means an arrangement or transaction described in paragraph (b) below.

(a)	Each Obligor (other than the DayOne Parent) shall not create or permit to subsist any Security over all or part of any of the Projects or any of its other assets.

(b)	Each Obligor (other than the DayOne Parent) shall not:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by it;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into or permit to subsist any title retention arrangement;

(iv)	enter into or permit to subsist any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(v)	enter into or permit to subsist any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to a Permitted Security.

16.7	Disposal

(a)

Each of the Company and DayOne Companies shall not enter into a single transaction or a series of transactions (whether related or not), whether voluntary or involuntary and whether at the same time or over a period of time to sell, lease, transfer or otherwise dispose any of their assets or agree to do so.

(b)	Paragraph (a) above does not apply to a sale, lease, transfer or other disposal as required by law or regulation or a Permitted Disposal.

16.8	Merger

(a)	Each of the Company and DayOne Company shall not enter into any amalgamation, demerger, merger, consolidation or corporate restructuring or reconstruction.

(b)

Paragraph (a) above does not apply to an amalgamation, a demerger, merger, consolidation or corporate restructuring or reconstruction on a solvent basis where all of the businesses and assets of such Obligor remain within such Obligor, and no Change of Control (as referred to Clause 7.1 (Mandatory prepayment – Change of Control) would occur as a result of such amalgamation, demerger, merger, consolidation or corporate restructuring or reconstruction.

16.9	Change of Business

Each Obligor (other than the DayOne Parent) shall procure that no substantial change is made to the general nature of its business or the business of the Group taken as a whole from that carried on at the Original Agreement Date.

16.10	Loans, financing, guarantees and contingent liabilities

(a)

Each Obligor (other than the DayOne Parent) shall not (save and except for (i) a Permitted Guarantee, (ii) any Subordinated Indebtedness in accordance with the terms of the Subordination Deed, (iii) any intercompany loans/advances granted by the Company to its Subsidiaries subject to paragraph (b) below) and (iv) any intercompany advances as a result of the Cash Pooling Arrangement), without the prior written approval of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers):

(i)

make or allow to subsist any loans, financings, grant any credit or provide any other financial accommodation to or for the benefit of any person, save and except for any trade credit extended by an Obligor to its customers, suppliers or contractors on normal commercial terms and in the ordinary course of its business activities relating to the Projects; or

(ii)

give any guarantee to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any person except for any such liabilities incurred or arising out of its ordinary course of business in carrying out the Projects.

(b)

If the Company grants to its Subsidiaries any intercompany loans/advances (which in all cases shall not be made using funds standing to the credit of the Project Account (Company)) for the purposes of any new projects which will not be funded by the Facilities or the Accordion Facility, the Company shall promptly notify the Common Terms Agent in writing of:

(i)	its intention to undertake such new projects;

(ii)	the details of such new projects and the details of the project company that will be undertaking the new projects; and

(iii)

if such new projects are not financed by the Facilities, the details of the financing to be undertaken to fund such new projects, the ringfencing of the assets and cashflows for the Projects for the purposes of servicing and securing the Facilities and the ringfencing of the assets and cashflow for the new projects for the purposes of servicing and securing of the new financing.

16.11	Acquisitions and investments

(a)	Each Obligor (other than the DayOne Parent) shall not:

(i)	acquire all or part of the business, assets or undertaking of any other person (or, in each case, any interest in any of them);

(ii)	establish, incorporate or acquire any Subsidiary; or

(iii)	invest in any other person.

(b)

Each Obligor shall not enter into any option or similar arrangement under which a person has a present, future, actual or contingent right to require such Obligor to acquire any asset which, if exercised, would breach the terms of any of the Finance Documents.

(c)	Paragraph (a) shall not apply to any establishment or incorporation of a Subsidiary by the Company.

16.12	Share capital

Each Obligor (other than the DayOne Parent) shall not (save and except for a Permitted Distribution):

(a)

redeem, purchase, return, reduce or make any payment/repayment in respect of any of its share capital or make any asset or capital distribution to its shareholders or enter into any agreement to do so or make a payment/repayment in respect of any loans/financings or other indebtedness due and payable/owing to its shareholders; or

(b)

issue any shares or grant any person any right (whether conditional or unconditional) to call for the issue or allotment of any shares in the capital of such Obligor (including an option or a right of pre-emption or conversion) or enter into any agreement or resolve to do any of the foregoing, save and except for (i) any issuance of shares or grant of right which would not result in a Change of Control and (ii) any conversion of the Intercompany Loans/Advances granted by the Company to the DayOne Companies or an Additional Obligor into ordinary shares of such DayOne Company or Additional Obligor, on an annual basis.

16.13	Arm’s length basis

No Obligor shall enter into any transaction with any person except on arm’s length terms save and except for the following transactions:

(a)	transactions entered into with the DayOne Parent and/or any of its Subsidiaries; and/or

(b)

transactions entered into with GDS Holdings Limited and/or any of its Subsidiaries, provided that any such transactions are not to the detriment of the relevant Obligor and do not result in any breach of applicable laws.

16.14	Financial Indebtedness

(a)	Each of the Company and each DayOne Company shall not incur or allow to remain outstanding any Financial Indebtedness.

(b)	Paragraph (a) above does not apply to a Permitted Financial Indebtedness.

16.15	Projects

(a)	Area and capacity

(i)	NTP Plot 1 Project

The Company and DayOne Malaysia I shall ensure that the data centres constructed under the NTP Plot 1 Project (being Building [***]) occupy a total area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(ii)	NTP Plot 2 Project

The Company and DayOne Malaysia I shall ensure that the two (2) data centres constructed under the NTP Plot 2 Project comprising [***] occupy a total area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(iii)	NTP Plot 3 Project

The Company and DayOne Malaysia III shall ensure that the data centre constructed under the NTP Plot 3 Project occupies an area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(iv)	NTP Plot 4 Project – Phase 1

The Company and DayOne Malaysia III shall ensure that the data centre constructed under the NTP Plot 4 Project has an area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(v)	NTP Plot 4 Project – Phase 2

The Company and DayOne Malaysia III shall ensure that the data centre constructed under the NTP Plot 4 Project – Phase 2 occupies an area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(vi)	NTP Plot 5 Project

The Company and DayOne Malaysia I shall ensure that the data centre constructed under the NTP Plot 5 Project occupies an area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(vii)	KTP Plot 1 Project

The Company and DayOne Malaysia II shall ensure that the data centre constructed under the KTP Plot 1 Project occupies an area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(viii)	KTP Plot 2 Project

The Company and DayOne Malaysia II shall ensure that the data centre constructed under the KTP Plot 2 Project occupies an area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(ix)	KTP Plot 3 Project

The Company and DayOne Malaysia II shall ensure that the data centre constructed under the KTP Plot 3 Project occupies an area of at least [***] square meters with a total IT Load (after full fit-out) of [***] megawatts.

(b)	Construction Plans

The Company and the applicable DayOne Company shall ensure that the construction of the Buildings shall be completed and ready for service in accordance with the applicable Construction Plans.

(c)	Cost Overrun

The Company and the applicable DayOne Company and the DayOne Parent shall, in respect of the Projects, ensure that there is no Cost Overrun and if there is any Cost Overrun, such Cost-Overrun has been or shall be fully funded by the Obligors by additional equity or subordinated shareholder and/or intercompany loans or advances or funds available or reasonably projected to become available to the Company within forty-five (45) days from the incurrence of such Cost Overrun.

(d)	Material variation

The Company and each other Obligor shall not, without the prior consent of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) make any material variation to any of the Material Contracts or Service Agreements. For the purpose of this paragraph, “material variation” means:

(i)	in relation to a main construction contract any variation or amendment to such main construction contract which would result in:

(A)	an increase of [***] or more of the construction cost as stipulated in such main construction contract;

(B)	a reduction of more than [***] of the IT Load of the Project, as stipulated in the relevant Construction Plan; and/or

(ii)	in relation to the Service Agreements:

(A)	any variation or amendment to the capacity committed by any Whitelist Offtaker(s) (other than by way of an increase) or the tenure of such commitment (other than by way of extension or renewal);

(B)	any material decrease in the price of services, or any material change in the payment structure or renewal options; and

(C)

any material change in the provisions relating to termination rights, compensation and cure period thereof which would reasonably expected to adversely affect the rights or interests of the Finance Parties.

(e)	Arm’s length

Each Obligor shall ensure that all of the Service Agreements, LOIs and MOUs are entered into with a Whitelist Offtaker on an arm’s length basis.

(f)	Weighted average Service Agreement expiry

The Company and each DayOne Company shall ensure that the weighted average expiry of the Service Agreements shall not be less than seven (7) years on a portfolio basis.

(g)	Insurances/Takaful

Each Obligor shall:

(i)

in respect of each Project, effect and maintain the Insurances/Takaful with any of the Approved Insurers/Takaful Operators (in the case of a contractor’s all risk policy/contracts, any Approved Insurers/Takaful Operators or Generali Insurance Malaysia Berhad) against such risks (including but not limited to risk against physical loss, damage and/or fire) and contingencies and to such extent usually covered/insured against by prudent companies located in the same or a similar location and carrying on similar business, and shall cause the Security Agent to be endorsed as loss payee in respect of each of the Insurances/Takaful;

(ii)

ensure that prior to the Completion of each Project, the covered/insured sum in respect of the contractor’s all risk policy/contracts and/or erection all risk insurance policy/takaful certificate taken out for the Projects shall not be less than the aggregate contract value of the construction contracts or the main contractor contract in relation to each of the relevant Building; and

(iii)

ensure that on and after Completion, the covered/insured sum in respect of the industrial all risk insurance policy/takaful certificate taken out for the Projects shall not be less than the fire insurance/takaful reinstatement value of each of the relevant Building under the Projects, and in the case where the fire insurance/takaful reinstatement value is not specified, the gross development value of each of the relevant Building.

(h)	Valuation report

(i)

The Company shall on an annual basis, but in any case no later than 12 Months from the date it last delivered a valuation report in respect of a Project, provide a valuation report in respect of each Project prepared by an Approved Valuer to the Common Terms Agent. Such report shall be addressed to the Common Terms Agent (for and on behalf of the Total Term Financiers) and the Security Agent (for and on behalf of the Total Term Financiers).

(ii)

Any annual valuation report shall specify the then current market value of each of the Completed Projects and the Development Projects on an ‘as-is’ basis and a gross development value of each of the Completed Projects and the Development Projects on a completed basis (inclusive of fire insurance/takaful reinstatement value and land value), using assumptions and methodologies reasonably acceptable to all Total Term Financiers.

(iii)	Any valuation report shall be dated no more than three (3) Months prior to the submission to the Common Terms Agent.

(iv)

The Common Terms Agent (acting on the instructions of the Total Term Financiers) may at any time procure or arrange for an updated valuation to be conducted on the Projects. If such updated valuation report reveals that the applicable Security Margin Ratio is not complied with, the cost and expense in respect of procuring such valuation report shall be borne by the Company. If the applicable Security Margin Ratio continues to be complied with following such updated valuation, the Company shall not be obliged to bear the cost and expense for procuring such updated valuation.

(i)	Renewal or extension of service agreements

(i)

Any renewal or extension of the existing service agreements with an NCP, and/or establishment of any new LOI, MOU, service agreements, and/or official documentation of reservation of any capacity with an NCP, is permitted only if the underlying arrangement with such NCP complies with all the applicable laws, legal requirements and adheres to the export control regulations of the United States of America.

(ii)	The Company and the DayOne Companies shall ensure that, on or after the date of the Amendment and Restatement Deed (CTA), neither the Company nor the DayOne Companies will:

(1)	enter into any new service agreements with [***]; or

(2)	renew or extend any existing service agreements (“Existing [***] Contracts”) with [***],

save and except where such renewal or extension is required pursuant to the terms of the relevant Existing [***] Contracts or any other agreements entered into between the Company, the DayOne Companies and [***] prior to the date of the Amendment and Restatement Deed (CTA).

(j)	Capacity commitments

The Company shall ensure that no more than 20% of the capacity commitment of the total IT Load on an aggregated basis of the Completed Projects and the Approved Projects are evidenced by a LOI or an MOU.

(k)	Approved Projects and Approved Buildings

(i)	If an Obligor requires a Development Project to be funded by the Facilities:

(A)	in respect of a Building within a Development Project, the Common Terms Agent shall have received documentary evidence confirming that:

(1)

in relation to a Building within a Development Project (other than the NTP Plot 3 Project and the NTP Plot 4 Project – Phase 1), at least [***] of the IT Load of such Building has been committed to be taken up by a Whitelist Offtaker, including but not limited to a LOI, an MOU, a signed colocation service agreement (or its equivalent) and/or other official documentation and on terms satisfactory to the Majority Total Term Financiers;

(2)

in relation to a Building within the NTP Plot 3 Project or the NTP Plot 4 Project – Phase 1, 100% of the IT Load of such Building has been committed to be taken up by a Whitelist Offtaker, including but not limited to a LOI, an MOU, a signed colocation service agreement (or its equivalent) and/or other official documentation and on terms satisfactory to the Majority Total Term Financiers;

(B)	in respect of a Development Project, the Common Terms Agent shall have received the following documents:

(1)

a copy of the Construction Plan and executed construction contract or main contractor contract relating to such Approved Building (in the form and substance satisfactory to the Majority Total Term Financiers);

(2)

the valuation report issued by an Approved Valuer and addressed to the Common Terms Agent (in the form and substance satisfactory to the Majority Total Term Financiers) in respect of such Approved Building;

(3)	the letter of appointment of the Quantity Surveyor in respect of such Approved Building (in the form and substance satisfactory to the Majority Total Term Financiers); and

(4)

a detailed breakdown of the Approved Project Cost which shows the breakdown of cost in respect of such Approved Building and such Approved Capacity which shall determine the amount that may be funded by the Facilities, and upon its receipt, the Common Terms Agent shall within three (3) Business Days upon such receipt provide all such documents and information (“Said Documents/Information”) to the Offshore Facility Agent and Murabahah Facility Agent.

Each Financier shall, within seven (7) Business Days from its receipt of the Said Documents/Information from the Offshore Facility Agent or the Murabahah Facility Agent (“Said Period”), reply and confirm to the Offshore Facility Agent or the Murabahah Facility Agent (as the case may be) that all the Said Documents/Information are acceptable and satisfactory to it, whereupon, the Offshore Facility Agent and the Murabahah Facility Agent in turn shall on the same day, notify the Common Terms Agent. If any Financier does not reply or confirm to the Offshore Facility Agent or the Murabahah Facility Agent within the Said Period, the Offshore Facility Agent or the Murabahah Facility Agent (as the case may be) shall deem that such Financier has accepted and confirmed that all such documents and information are acceptable and satisfactory to it.

Upon the expiry of the Said Period, if the Common Terms Agent receives (or pursuant to the preceding paragraph, deems to have received) confirmation and acceptance from the Majority Total Term Financiers in accordance with the preceding paragraph, the Common Terms Agent shall declare that:

(I)	such Building has become an Approved Building; and

(II)	such Development Project or such portion of the relevant Development Project has become an Approved Project,

and the relevant Approved Project Cost will be funded by the Facilities upon the terms and subject to the conditions as may be imposed by the Majority Total Term Financiers. In the case where it is a Subsidiary of the Company, (other than a DayOne Company), that will be undertaking the Approved Project, such Subsidiary shall become an Additional Obligor whereby it shall guarantee the payment and repayment of the Facilities and provide security over its assets in relation to such Approved Project as security for the Facilities.

(ii)

In a case where an LOI or an MOU in respect of a Development Project had been accepted by the Common Terms Agent as evidence to declare such Development Project as an Approved Project, the Company and/or such relevant Obligor shall, within six (6) Months from the first date of the Utilisation to fund such Approved Project based on an LOI or an MOU, provide the Common Terms Agent with a certified true copy of the signed Service Agreement with the Whitelist Offtaker.

(iii)

In a case where an LOI or an MOU in respect of a Development Project had been accepted by the Common Terms Agent as evidence to declare such Development Project as an Approved Project but less than [***] of the IT Load of the Approved Buildings has been taken up by the Whitelist Offtaker(s), the Company and/or such relevant Obligor shall, within twelve (12) Months from the first date of the Utilisation to fund such Approved Project based on an LOI or an MOU, provide the Common Terms Agent with a certified true copy of an LOI, an MOU and/or any other equivalent documents issued by the Whitelist Offtaker(s) demonstrating the taking up of at least [***] of the IT Load of such Approved Buildings (“New LOI/MOU”). The Company and/or such relevant Obligor shall within six (6) Months from the Common Terms Agent’s receipt of the New LOI/MOU, ensure that a certified true copy of the signed Service Agreement in respect of such New LOI/MOU is delivered to the Common Terms Agent.

16.16	Changes to Constitutional Documents

No Obligor shall request, permit or make any change to its memorandum and articles of association or Constitution in a manner inconsistent with the transactions contemplated under the Finance Documents without the prior written consent of the Common Terms Agent (such consent not to be unreasonably withheld or delayed).

16.17	Treasury Transactions

No Obligor (other than the DayOne Parent) shall enter into any Treasury Transaction, other than:

(a)	the Hedging Arrangements;

(b)	spot and forward delivery foreign exchange contracts or any other foreign exchange hedging transactions entered into in the ordinary course of business and not for speculative purposes; and

(c)	any Treasury Transaction entered into for hedging of actual or projected real exposures arising in the ordinary course of trading activities of the Obligors.

16.18	Security

(a)

Each Obligor shall ensure that any Transaction Security expressed to be created by it by or pursuant to, or (as the case may be) expressed to have been created by it and to be evidenced in, any Security Document to which it is a party remains in full force and effect with the ranking and priority it is expressed to have.

(b)	No Obligor shall do or omit to do anything or knowingly permit or cause anything to be done or omitted to be done which would or could adversely affect any Transaction Security.

16.19	Further assurance

(a)

Each Obligor shall promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Common Terms Agent or Security Agent may reasonably specify (and in such form as the Common Terms Agent or Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):

(i)	to confer on the Security Agent or the Finance Parties all rights and benefits to be conferred on it or them under the Finance Documents;

(ii)

to perfect the Transaction Security created or intended to be created under or evidenced by the Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law;

(iii)

to confer on the Security Agent or the Finance Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Security Documents; and/or

(iv)	following the occurrence of an Event of Default which is continuing, to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)

Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Transaction Security conferred or intended to be conferred on the Security Agent or the Finance Parties by or pursuant to the Finance Documents.

16.20	Subordination

Each of the Company and each DayOne Company shall ensure and procure that its Financial Indebtedness which may be or become owing/due and payable to any shareholder, the DayOne Parent or any of the DayOne Parent’s Subsidiaries, are notified to the Common Terms Agent and subordinated to the liabilities and to the respective rights and claims of the Finance Parties under or in connection with the Facilities and the Finance Documents in accordance with the Subordination Deed.

16.21	Sanctions

Each Obligor shall comply in all material respects with all applicable Sanctions. Without limiting to the foregoing, each Obligor shall not, and shall not permit or authorise any other person to, directly or indirectly, use, lend/advance, make payments of, contribute or otherwise make available, all or any part of the proceeds of any Facility or other transaction(s) contemplated by this Agreement to fund any trade, business or other activities:

(i)	involving or for the benefit of any Restricted Party or any Sanctioned Country; or

(ii)

in any other manner that would reasonably be expected to result in the Company, any DayOne Company or any other Party being in breach of any Sanctions (if and to the extent applicable to either of them) or becoming a Restricted Party.

16.22	Anti-Bribery and Corruption Laws and Anti-Money Laundering and Terrorism Financing Laws

(a)

Each Obligor and each other members of the Group has conducted its businesses in compliance with the applicable Anti-Bribery and Corruption Laws and Anti-Money Laundering and Terrorism Financing Law and has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(b)

Neither any Obligor, nor, to the best of each Obligor’s knowledge and belief, any member of the Group, directors, officers or agents, have, for the purpose of gaining or maintaining unlawful or improper benefits for such Obligor or such member of the Group, directly or indirectly:

(i)

violated any of the applicable Anti-Bribery and Corruption Laws and Anti-Money Laundering and Terrorism Financing Law or made, undertaken, offered to make, promised to make or authorised the payment or giving of a prohibited payment;

(ii)	used funds or other assets, or made any promise or undertaking in such regard, for the establishment or maintenance of a secret or unrecorded fund; or

(iii)

made any false or fictitious entries in any books or records of any Obligor or any other member of the Group relating to any prohibited payment with respect to the transactions contemplated by this Agreement.

16.23	Green Project Classification Event(s)

(a)	The Company shall:

(i)

within 48 Months from the First Utilisation Date, apply a minimum of RM8,000,000,000 (or its equivalent) of the proceeds of the Facilities towards the Buildings that are being assessed for a Green Building Certification at LEED “Gold” level or above as recognised and certified by the U.S. Green Building Council (“Eligible Green Projects”); and

(ii)

for the purposes of classifying any Total Principal Outstanding (or part of the Total Principal Outstanding) as a green loan/financing, apply such amounts of the proceeds of the Facilities solely for the financing of Eligible Green Projects.

(b)	The Company undertakes to:

(i)

ensure and procure that within twelve (12) Months from the completion of any Building (except Building B and Building C within NTP Plot 1 Project), the Building achieves a Green Building Certification at LEED “Gold” level or above as recognised and certified by the U.S. Green Building Council pursuant to the final assessment, and provide the Final Green Certification to the Common Terms Agent;

(ii)	no later than 30 September 2025, provide the Final Green Certification for Building B and Building C of NTP Plot 1 Project;

(iii)

no later than twelve (12) Months from the completion of the relevant Building, provide the Final Green Certification together with the relevant design briefs for Building [***] within NTP Plot 3 Project, Building [***] within NTP Plot 4 Project – Phase 1, each of the Buildings within NTP Plot 4 Project – Phase 2, [***] within NTP Plot 5 Project, each of the Buildings within KTP Plot 1 Project, Buildings [***] within KTP Plot 2 Project and Buildings [***] within KTP Plot 3 Project;

(iv)

operate, develop and manage the Building such that the Building continues to maintain a Green Building Certification at LEED “Gold” level or above, as recognised and certified by the U.S. Green Building Council;

(v)	comply with the paragraph 3 (Reporting) of the Green Loan/Financing Principles Memorandum; and

(vi)	indicate any amounts allocated towards Eligible Green Projects in the Drawdown/Disbursement Allocation Table provided in each of the Utilisation Requests.

(c)

So long as any Green Project Classification Event(s) has occurred and no declassification pursuant to a Declassification Event has occurred, the proceeds of any Utilisation shall be considered proceeds of a Green Facility under the Green Loan/Financing Principles and the Green Loan/Financing Principles Memorandum shall apply.

(d)

The Parties agree that, upon the occurrence of any Green Project Classification Event(s), any Total Principal Outstanding (or part of the Total Principal Outstanding) may be described as a “Green Facility that is aligned with the Green Loan/Financing Principles” (or similar description) in any announcements and publicity issued by the Finance Parties.

(e)

Other than as required by law or regulation, the Company shall not make any public announcement describing any Total Principal Outstanding (or part of the Total Principal Outstanding) as a “Green Facility that is aligned with the Green Loan/Financing Principles” (or similar description) without the prior written approval of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers).

16.24	Hedging Arrangements

(a)

In the event the interest rate benchmark or the profit rate benchmark (as applicable) in respect of the Facilities exceeds the projected interest rate or the projected profit rate as stipulated under the G2 Financial Projection, the Company and each DayOne Company shall, at the minimum, enter into Hedging Arrangements to hedge its exposures to fluctuations in the interest rate or profit rate (as applicable) in respect of at least fifty per cent. (50%) of the Facilities (“Minimum Hedging Requirement”).

For the purposes of this paragraph “G2 Financial Projection” shall mean the financial projection document bearing file name ‘NTP 1-5 and KTP 1-3 – DayOne Internal) DayOne Malaysia Comprehensive Model update (2025.11.30)’ circulated by the DayOne Companies to the Mandated Lead Arrangers via electronic mail on 21 January 2026, which expression shall include any amendment(s) or variations(s) thereof and addition(s) thereto or in substitution thereof, as may be agreed between the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers) and the Company.

(b)

The first Hedging Arrangement shall be entered into by the Company and/or a DayOne Company within three (3) Months from the First Utilisation Date. Subsequently, the Company and/or a DayOne Company shall enter into additional Hedging Arrangements, if required, to meet the Minimum Hedging Requirement, the first assessment of which shall take place no later than six (6) Months after the First Utilisation Date and subsequent assessments shall be made every six (6) Months thereafter.

(c)

The Company and each DayOne Company shall ensure that the aggregate notional amount, currency amount or asset quantities (as applicable) of the hedging transactions in effect at any time under the Hedging Agreements in respect of a Facility (determined separately in respect of the particular type of hedging) shall be not more than 100 per cent of the aggregate amount of the principal amounts outstanding under that Facility.

(d)	The Company, each DayOne Company and the Hedge Counterparties shall ensure that each Hedging Agreement complies with the requirements set out in Schedule 12 (Hedging Provisions).

(e)	The Company and each DayOne Company may make payments under the Hedging Agreements at any time only in accordance with the provisions of Schedule 12 (Hedging Provisions).

(f)	The provisions of Schedule 12 (Hedging Provisions) shall bind each Party.

(g)

The Hedge Counterparties shall not take any Hedging Enforcement Action (as defined in Schedule 12 (Hedging Provisions)) in respect of their liabilities under or in connection with any Hedging Agreements at any time other than as permitted under Schedule 12 (Hedging Provisions).

16.25	Acknowledgement to the Notices of Assignment

The Company and/or the DayOne Companies shall ensure that any acknowledgements to the notices of assignment required to be procured by the Company and/or the DayOne Companies from the relevant counterparties pursuant to the Assignment Documents after the Original Agreement Date shall be procured by the Company and/or the DayOne Companies on a commercially reasonable effort basis.

16.26	Conditions Subsequent

Each Obligor shall ensure that each condition subsequent listed in Schedule 3 (Conditions Subsequent) of this Agreement and Schedule 3 (Conditions Subsequent) of the Amendment and Restatement Deed (CTA) is delivered in form and substance satisfactory to the Common Terms Agent within the time periods outlined in Schedule 3 (Conditions Subsequent) of this Agreement and Schedule 3 (Conditions Subsequent) of the Amendment and Restatement Deed (CTA) respectively.

17.	ACCOUNTS UNDERTAKINGS

17.1	Project Account – Company

(a)	The Company shall open and maintain the Project Account (Company).

(b)

Prior to the occurrence of an Event of Default, the Company shall solely operate the Project Account (Company). Upon the occurrence of an Event of Default, the Company hereby irrevocably and unconditionally authorises the Security Agent to solely operate the Project Account (Company).

(c)

The Company shall ensure, cause or procure that (i) the proceeds of the Facilities (other than the proceeds of the first Utilisation which will be utilised to refinance the Existing Facilities); (ii) all proceeds, income, dividends, revenue and receivables it is entitled to in relation to the Projects; (iii) any amounts transferred by any DayOne Company and/or Additional Obligor pursuant to Clause 17.2(d)(i), (iv) any amounts transferred by any DayOne Company from the Existing Project Accounts and (v) any amounts transferred pursuant to Clause 7.16(a) (Application of prepayments), are deposited or credited into the Project Account (Company).

(d)	No amounts may be withdrawn from the Project Account (Company) other than for the following purposes:

(i)	to transfer any amount to any Project Account (DayOne Companies) and Additional Obligor in accordance with and as required to facilitate the Cash Pooling Arrangement;

(ii)	to pay any amount due to the Finance Parties, the BG Financiers and Hedge Counterparties;

(iii)	to transfer to the Finance Service Reserve Account to meet the then prevailing Minimum FSRA Amount in accordance with Clause 17.4 (Project Account (DayOne Parent));

(iv)

to pay capital contribution (whether by equity or shareholder loans or advances) to any DayOne Company or any Additional Obligor for the purposes of funding the capital expenditure, construction costs, development costs, taxes and operating costs related to a Project;

(v)	to pay any capital distribution or payment of dividends to any shareholders (direct or indirect) of the Company;

(vi)	to fund any Cost Overruns; and

(vii)	for such other purposes with the prior written consent of the Common Terms Agent (acting on behalf of all Total Term Financiers).

17.2	Project Account – DayOne Companies

(a)	Each DayOne Company and Additional Obligor shall open and maintain a Project Account.

(b)

Prior to the occurrence of an Event of Default, each DayOne Company and Additional Obligor shall solely operate their respective Project Account. Upon the occurrence of an Event of Default, each DayOne Company and Additional Obligor hereby irrevocably and unconditionally authorises the Security Agent to solely operate their respective Project Account.

(c)

Each DayOne Company and Additional Obligor shall ensure, cause or procure that (i) the proceeds of the Facilities (other than the proceeds of the first Utilisation which will be utilised to refinance the Existing Facilities), (ii) all proceeds, income and collection arising from or in connection with the Projects (including but not limited to the proceeds arising from the Service Agreements, the Material Contracts, the licences, the tenancies, the management contracts, the Insurances/Takaful, (iii) the Service Agreement Termination Amount (as referred to in Clause 7.3(d) (Mandatory prepayment – Termination of Service Agreements)), (iv) any amount released and returned by a BG Issuer to the relevant DayOne Company or Additional Obligor following a withdrawal under paragraph (d)(viii) below, (v) any amount transferred by any DayOne Company from the Existing Project Accounts (save that prior to the timeline prescribed under paragraph (f) below, a DayOne Company may utilise any amount standing to the credit of the Existing Project Accounts for the purpose of its capital expenditure and/or operational expenditure), (vi) any amounts transferred pursuant to Clause 7.16(a) (Application of prepayments), (vii) any amounts transferred pursuant to Clause 17.1(d)(i) (Project Account – Company) and (viii) within five (5) Business Days upon any amount deposited into the Existing Project Accounts (save that prior to the timeline prescribed under paragraph (f) below, a DayOne Company may utilise any amount standing to the credit of the Existing Project Accounts for the purpose of its capital expenditure and/or operational expenditure), all such amounts are deposited or credited into the relevant Project Account.

(d)	No amounts may be withdrawn from the Project Account other than for the following purposes:

(i)	to transfer any amount to the Project Account (Company) in accordance with and as required to facilitate the Cash Pooling Arrangement;

(ii)	to transfer to the Project Account (Company), any amount that is deposited into the Project Account (DayOne Companies) by any of the DayOne Companies from the Existing Project Accounts;

(iii)	to pay any amount due to the Finance Parties, the BG Financiers and Hedge Counterparties;

(iv)	to transfer to the Finance Service Reserve Account to meet the then prevailing Minimum FSRA Amount in accordance with Clause 17.4 (Finance Service Reserve Accounts);

(v)

to fund any operating costs in respect of a Completed Project provided that there is no deviation of more than five per cent. (5%) from the budgeted annual operating costs as stipulated in the then latest annual budget in respect of such Completed Project provided to the Common Terms Agent and the Security Agent pursuant to Clause 14.10 (Annual budget for Buildings in operation);

(vi)	to fund the construction cost, development cost of a Development Project and any capital expenditure in relation to a Project;

(vii)	to pay capital distribution and/or dividends to the Company which shall be credited into the Project Account (Company);

(viii)	to pay capital distribution and/or dividends to the shareholders (direct or indirect) of any of the DayOne Companies;

(ix)

to deposit with or pledge to a BG Issuer for the purposes of issuance of bank guarantees in favour of suppliers or contractors in relation to the Projects or to any relevant authorities, statutory bodies, utility companies or beneficiaries acceptable to the BG Issuer, such amount withdrawn which will, upon the cancellation of such bank guarantee, be released and returned by the BG Issuer to such DayOne Company or Additional Obligor shall be immediately credited back into the relevant Project Account; and

(x)	for such other purposes with the prior written consent of the Common Terms Agent (acting on behalf of all Total Term Financiers).

(e)

In respect of the Existing Project Accounts, a DayOne Company shall, prior to or upon the closing of an Existing Project Account, transfer to the Project Account or the Project Account (Company) (in accordance with and/or as required under the Cash Pooling Arrangement), all amounts standing to the credit of the Existing Project Accounts.

(f)

DayOne Malaysia I and DayOne Malaysia II shall, within six (6) Months from the first Utilisation Date, provide documentary evidence satisfactory to the Common Terms Agent, confirming that all the contract counterparties of the Service Agreements will remit all amounts due and payable under the relevant Service Agreements into the Project Account (other than the Existing Project Accounts).

17.3	Project Account (DayOne Parent)

(a)	The DayOne Parent shall open and maintain the Project Account (DayOne Parent).

(b)

Prior to the occurrence of an Event of Default, the DayOne Parent shall solely operate the Project Account (DayOne Parent). Upon the occurrence of an Event of Default, the DayOne Parent hereby irrevocably and unconditionally authorises the Security Agent to solely operate the Project Account (DayOne Parent).

(c)

The DayOne Parent shall ensure, cause or procure that all proceeds, income, dividends, revenue and receivables it is entitled to in relation to the Projects, are deposited or credited into the Project Account (DayOne Parent).

(d)	No amounts may be withdrawn from the Project Account (DayOne Parent) other than for the following purposes:

(i)

to pay capital contribution (whether by equity or shareholder loans or advances) to the Company and each of the DayOne Companies for the purposes of funding the capital expenditure, construction costs, development costs, taxes and operating costs related to a Project;

(ii)	to fund any Cost Overruns;

(iii)	to cover any profit or interest due and payable under the Murabahah Facility and the Offshore Facility;

(iv)	to pay the Total Principal Outstanding to ensure compliance of the applicable Security Margin Ratio;

(v)	to cure any breach in any of the financial covenants undertaken by each Company and/or the DayOne Companies under this Agreement;

(vi)	to transfer to the Finance Service Reserve Account to meet the then prevailing Minimum FSRA Amount in accordance with the Intercreditor Deed; and

(vii)	to fund any amount due and payable to the Total Finance Parties.

17.4	Finance Service Reserve Accounts

(a)	The Company shall open and maintain the RM FSRA and the USD FSRA with the applicable Account Bank.

(b)	The Company hereby irrevocably and unconditionally authorises the Security Agent to solely operate the RM FSRA and the USD FSRA.

(c)

The Company shall ensure that the balance standing to the credit of the RM FSRA and the USD FSRA respectively is, at all times, of an amount which is at least equivalent to the then prevailing applicable Minimum FSRA Amount.

(d)

If and to the extent that the Company has insufficient funds to pay on the due date any amount of principal or interest/profit due and payable in accordance with the terms of any Finance Document, the Company irrevocably and unconditionally authorises the Security Agent (without the need for any further instruction) to instruct the applicable Account Bank to:

(i)	withdraw or debit from the RM FSRA or the USD FSRA (as applicable) such amount as is necessary to meet any such principal or interest/profit payment obligation under the relevant Facility; and

(ii)	apply the monies so withdrawn or debited towards discharging that principal or interest/profit payment obligation under the relevant Facility.

(e)	No amounts may be withdrawn from the RM FSRA and the USD FSRA, other than:

(i)	in order to make a payment of any principal and/or interest/profit amount due in accordance with the terms of the Offshore Facility Agreement and the Murabahah Facility Agreement (as the case may be);

(ii)	as permitted by this Clause 17.4 (Finance Service Reserve Accounts); or

(iii)	with the prior written consent of the Common Terms Agent (acting on behalf of the Majority Total Term Financiers).

(f)

In the event that the withdrawal or debiting of the RM FSRA and/or the USD FSRA in accordance with paragraphs (d) or (e) above causes the balance standing to the credit of the RM FSRA and/or the USD FSRA to fall below the then prevailing applicable Minimum FSRA Amount, the Company shall, within ten (10) days of the earlier of (i) it becoming aware of that fact, and (ii) the Common Terms Agent (upon being notified by the Security Agent (acting upon the instruction of the Majority Total Term Financiers)) notifying it of that fact, ensure that it deposits sufficient monies into the RM FSRA and/or the USD FSRA (as the case may be) to maintain the then prevailing applicable Minimum FSRA Amount.

18.	EVENTS OF DEFAULT

Each of the events or circumstances set out in Clause 18 (Events of Default) is an Event of Default (save for Clause 18.14 (Acceleration)).

18.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three (3) Business Days of its due date.

18.2	Financial covenants and conditions subsequent

Any requirement of Clause 15 (Financial Covenants) or Clause 16.26 (Conditions Subsequent) of this Agreement or Schedule 3 (Conditions Subsequent) to the Amendment and Restatement Deed (CTA) is not satisfied.

18.3	Other obligations

(a)

An Obligor does not comply with any provision of the Finance Documents (other than those set out in paragraph (b) below) or any condition attached to any waiver or consent given in respect of or in connection with any Finance Document unless the failure to comply is, in the opinion of the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers) (acting reasonably), capable of remedy and is remedied within fifteen (15) Business Days of the earlier of (i) the Common Terms Agent giving notice to such Obligor and (ii) any Obligor becoming aware of the failure to comply.

(b)	Paragraph (a) above does not apply to:

(i)	a non-compliance as referred to in Clause 18.1 (Non-payment) or Clause 18.2 (Financial covenants and conditions subsequent); and

(ii)

a non-compliance of any obligation under Clause 16 (General Undertakings) to the extent that such non-compliance would tantamount to a mandatory prepayment event under Clause 7 (Prepayment and Cancellation).

(c)	Any Security over all or any of the ordinary shares of the Company resulting in a breach of DayOne Singapore’s undertaking under the Subordination Deed.

18.4	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made, unless the circumstances giving rise to the misrepresentation is, in the opinion of the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers (acting reasonably)), capable of remedy and is remedied within fifteen (15) Business Days of the earlier of (i) the Common Terms Agent giving notice to such Obligor of such misrepresentation and (ii) such Obligor becoming aware of such misrepresentation.

18.5	Cross default

(a)	Any Financial Indebtedness of any Obligor (other than DayOne Parent) is not paid when due nor within any originally applicable grace period.

(b)

Any Financial Indebtedness of any Obligor (other than DayOne Parent) is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (howsoever described).

(c)	Any commitment for any Financial Indebtedness of any Obligor (other than DayOne Parent) is cancelled or suspended by any of its creditors as a result of an event of default (howsoever described).

(d)

Any creditor/financier of any Obligor (other than DayOne Parent) becomes entitled to declare any Financial Indebtedness of any Obligor (other than DayOne Parent) due and payable prior to its specified maturity as a result of an event of default (howsoever described).

(e)

No Event of Default will occur under this Clause 18.5 (Cross default) if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than [***] (or its equivalent in any other currency or currencies) provided that the creditor to whom such Financial Indebtedness is owed is not then taking any litigation or arbitration proceedings against the relevant Obligor (other than DayOne Parent) before any court or arbitral body (unless such Obligor is able to demonstrate that such litigation or arbitration proceeding is being defended or appealed against in good faith or is able to justify to the satisfaction of the Common Terms Agent (acting reasonably) that such litigation or arbitration suit/proceeding can be defended or appealed against).

18.6	Insolvency

(a)	Any Obligor:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	is deemed to, or is declared to, be unable to pay its debts under applicable law;

(iii)	is declared bankrupt or is wound up;

(iv)	suspends or threatens to suspend making payments on any of its debts; or

(v)

by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (or any class of them, but excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any Obligor is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of any Obligor. If a moratorium occurs, the ending of the moratorium will not remedy an Event of Default.

(d)	Paragraphs (a), (b) and (c) above shall only apply to the DayOne Parent during the subsistence of the Completion and Cost Overrun Undertaking.

18.7	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)

the suspension of payments, the bankruptcy, a moratorium of any indebtedness, winding-up, dissolution, administration, provisional supervision, judicial management or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of an Obligor other than a solvent liquidation or reorganisation of such Obligor;

(ii)	a composition, compromise or arrangement with any creditor of an Obligor or an assignment for the benefit of creditors generally of an Obligor (or a class of such creditors);

(iii)

the appointment of a liquidator (other than in respect of a solvent liquidation of an Obligor), receiver, administrator, administrative receiver, compulsory manager, curator, supervisory judge, provisional supervisor, judicial manager or other similar officer in respect of an Obligor or any of its assets; or

(iv)	enforcement of any Security over any assets of any Obligor, or any analogous procedure or step is taken in any jurisdiction.

(b)

Paragraph (a) above shall not apply to any corporate action, legal proceedings or other procedure or steps taken in any jurisdiction which is frivolous or vexatious and is discharged, stayed or dismissed within thirty (30) Business Days of commencement.

(c)	Paragraph (a) above shall only apply to the DayOne Parent during the subsistence of the Completion and Cost Overrun Undertaking.

18.8	Creditors’ process

(a)

Any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of any Obligor having an aggregate value of not less than [***] (or its equivalent in any other currency or currencies) and is not discharged within thirty (30) Business Days of commencement.

(b)	This Clause 18.8 shall only apply to the DayOne Parent during the subsistence of the Completion and Cost Overrun Undertaking.

18.9	Unlawfulness and invalidity

(a)	It is or becomes unlawful for any Obligor to perform any of its obligations under the Finance Documents.

(b)	Any obligation or obligations of any Obligor under any Finance Documents are not or cease to be legal, valid, binding or enforceable.

(c)

Any Finance Document ceases to be in full force and effect or any Transaction Security or any subordination under any Finance Document ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.

18.10	Repudiation and rescission of agreements

An Obligor rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.

18.11	Litigation and final judgments, court orders or arbitral awards

(a)

Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened in relation to the Finance Documents or the transactions contemplated therein or against any Obligor or its assets which has or might, in the reasonable opinion of the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers), be expected to have a Material Adverse Effect.

(b)	Any court judgment or order is made against any Obligor and such court judgement or order could reasonably be expected to have a Material Adverse Effect.

(c)	Any Obligor fails to pay or perform or comply with any final judgment, court order or arbitral award.

(d)	Paragraphs (a), (b) and (c) above shall only apply to the DayOne Parent during the subsistence of the Completion and Cost Overrun Undertaking.

18.12	Cessation of business

(a)	Any Obligor (other than the DayOne Parent) suspends or ceases to carry on or disposes of (or threatens to suspend or cease to carry on or to dispose of) all or a material part of its business.

(b)

The DayOne Parent suspends or ceases to carry on or disposes of (or threatens to suspend or cease to carry on or to dispose of) all or a material part of its business in relation to or in connection with any of the Projects.

18.13	Material adverse change

(a)	Any event or circumstance occurs which, in the reasonable opinion of the Common Terms Agent, has or is reasonably likely to have a Material Adverse Effect.

(b)	This Clause 18.13 shall only apply to the DayOne Parent during the subsistence of the Completion and Cost Overrun Undertaking.

18.14	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing, the Common Terms Agent may, and shall if so directed by the Majority Total Term Financiers:

(a)	by notice to the Company and each DayOne Company:

(i)	cancel all or any part of the Facilities whereupon they shall immediately be cancelled;

(ii)

declare that all or any amounts outstanding under the Finance Documents, together with all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and

(iii)	declare that all or any amounts under the Finance Documents be payable on demand, whereupon they shall immediately become payable on demand by the Common Terms Agent; and

(b)	exercise or direct the Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents in accordance with the Intercreditor Deed.

SECTION 10

CHANGES TO THE PARTIES

19.	CHANGES TO THE FINANCE PARTIES

19.1	Assignments and transfers by the Finance Parties

(a)

Subject to this Clause 19 (Changes to the Finance Parties), an Offshore Financier or a Murabahah Financier (the “Existing Finance Party”) may, with the prior consent of the Company (provided that such consent shall not be unreasonably delayed or withheld and consent shall be deemed to have been provided if the Company fails to respond within ten (10) Business Days from the date of receipt of a written request from such Offshore Financier and/or a Murabahah Financier):

(i)	assign any of its rights; or

(ii)	transfer by novation any of its rights and obligations,

under the Finance Documents to another bank or financial institution or to a trust, fund, a finance/loan-to-own fund, any vulture funds, distressed debt fund, hedge fund or any other entity in the equivalent or such other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans/financings, securities or other financial assets (the “New Finance Party”).

(b)

Following an Event of Default which is continuing, any Existing Finance Party may without the prior consent of the Company or any concurrence with the Company, assign any of its rights or transfer by novation any of its rights and obligations under the Finance Documents to any New Finance Party.

19.2	Conditions of assignment or transfer

(a)	An assignment will only be effective on:

(i)

receipt by the Common Terms Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Finance Party (in form and substance satisfactory to the Common Terms Agent) that the New Finance Party will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Finance Party; and

(ii)

performance by the Common Terms Agent of all necessary “know your customer” or other similar checks (if deemed necessary, acting on the instruction of the Total Term Financiers) under all applicable laws and regulations in relation to such assignment to a New Finance Party, the completion of which the Common Terms Agent shall promptly notify to the Existing Finance Party and the New Finance Party.

(b)	A transfer will only be effective if the New Finance Party the procedure set out in Clause 19.5 (Procedure for transfer) is complied with.

(c)

Each New Finance Party, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Common Terms Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Finance Party or Finance Parties in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Finance Party would have been had it remained a Finance Party.

(d)	If:

(i)	a Finance Party assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)

as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Finance Party or Finance Party acting through its new Facility Office under Clause 10 (Increased Costs), then the New Finance Party or Finance Party acting through its new Facility Office is only entitled to receive payment under that Clause to the same extent as the Existing Finance Party or Finance Party acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

19.3	Assignment or transfer fee

The New Finance Party shall, on the date upon which an assignment or transfer takes effect, pay to each of the Common Terms Agent, the Offshore Facility Agent and/or the Murabahah Facility Agent (for its own account) a fee of USD5,000.

19.4	Limitation of responsibility of Existing Finance Party

(a)	Unless expressly agreed to the contrary, an Existing Finance Party makes no representation or warranty and assumes no responsibility to a New Finance Party for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Finance Party confirms to the Existing Finance Party and the other Finance Parties that it:

(i)

has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Finance Party in connection with any Finance Document; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents.

(c)	Nothing in any Finance Document obliges an Existing Finance Party to:

(i)	accept a re-transfer or re-assignment from a New Finance Party of any of the rights and obligations assigned or transferred under this Clause 19 (Changes to the Finance Parties); or

(ii)	support any losses directly or indirectly incurred by the New Finance Party by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

19.5	Procedure for transfer

(a)

Subject to the conditions set out in Clause 19.2 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the Common Terms Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Finance Party and the New Finance Party at least five (5) Business Days prior to the proposed effective date of the transfer. The Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent and the Security Agent (collectively, the “Agents”) shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by each of them of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)

Each of the Agents shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Finance Party and the New Finance Party once it is satisfied it has complied with all necessary “know your customer” or other similar checks (if deemed necessary, acting on the instruction of the Total Term Financiers) under all applicable laws and regulations in relation to the transfer to such New Finance Party.

(c)	On the Transfer Date:

(i)

to the extent that in the Transfer Certificate the Existing Finance Party seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and the Existing Finance Party shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)

each of the Obligors and the New Finance Party shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Finance Party have assumed and/or acquired the same in place of that Obligor and the Existing Finance Party;

(iii)

the Agents, the Mandated Lead Arrangers, the New Finance Party and other Finance Parties shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Finance Party been an Original Finance Party with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agents, the Mandated Lead Arrangers and the Existing Finance Party shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Finance Party shall become a Party as a “Finance Party”.

19.6	Procedure for assignment

(a)

Subject to the conditions set out in Clause 19.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the each of the Agents executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Finance Party and the New Finance Party. The Agents shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by each of them of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)

Each of the Agents shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Finance Party and the New Finance Party once it is satisfied it has complied with all necessary “know your customer” or other similar checks (if deemed necessary, acting on the instruction of the Total Term Financiers) under all applicable laws and regulations in relation to the assignment to such New Finance Party.

(c)	On the Transfer Date:

(i)	the Existing Finance Party will assign absolutely to the New Finance Party the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)

the Existing Finance Party will be released by each Obligor and the other Finance Parties from the obligations owed by it (the “Relevant Obligations”) and expressed to be the subject of the release in the Assignment Agreement; and

(iii)	the New Finance Party shall become a Party as a “Finance Party” and will be bound by obligations equivalent to the Relevant Obligations.

(d)

The Finance Parties may utilise procedures other than those set out in this Clause 19.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 19.5 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Finance Parties nor the assumption of equivalent obligations by a New Finance Party), provided that they comply with the conditions set out in Clause 19.2 (Conditions of assignment or transfer).

19.7	Copy of Transfer Certificate or Assignment Agreement to Company

The Common Terms Agent shall, as soon as reasonably practicable after each of the Agents has executed a Transfer Certificate or an Assignment Agreement, send to the Company a copy of that Transfer Certificate or Assignment Agreement.

19.8	Ancillary Provisions

(a)

A Finance Party may, with the consent of the Company (provided that such consent shall not be unreasonably delayed or withheld and consent shall be deemed to have been provided if the Company fails to respond within ten (10) Business Days from the date of receipt of a written request from such Finance Party), at any time grant one or more participations in its rights and/or obligations under the Finance Documents but no other party shall be concerned in any way with any participation so granted.

(b)	Each Obligor shall execute and do all such transfers, assignments, assurances, acts and things as the Agents may reasonably request for perfecting and completing any assignment or transfer.

19.9	Mergers

In the event that any Finance Party changes its name or enters into any reorganisation, merger, amalgamation and/or consolidation with any other entity, such Finance Party shall at the request of the Common Terms Agent and at its own cost provide a legal opinion in form and substance satisfactory to the Common Terms Agent confirming that the surviving entity shall assume the obligations of such Finance Party under the Finance Documents by not later than thirty (30) days (or such longer period as the Common Terms Agent may agree in writing) after the change in name, reorganisation, merger, amalgamation and/or consolidation takes effect. Should such Finance Party fail to do so, the Common Terms Agent shall be entitled (but not obliged) to require such Finance Party to transfer its rights and obligations under the Finance Documents in accordance with Clause 19.5 (Procedure for transfer).

19.10	Assignments and Transfers to the Obligors

Except with the prior written consent of all the Finance Parties, a Finance Party may not assign or transfer any of its rights or obligations under any Finance Document to any Obligor or any Affiliate of any Obligor.

19.11	Exclusions of the Common Terms Agent’s Liability

In relation to any assignment or transfer pursuant to this Clause 19 (Changes to the Finance Parties), each Party acknowledges and agrees that the Common Terms Agent shall not be obliged to enquire as to the accuracy of any representation or warranty made by a New Finance Party in respect of its eligibility as a Finance Party.

19.12	Disclosure of Information

Any Finance Party may deliver copies of the Finance Documents and/or disclose any information received by it under or pursuant to any Finance Document and any other information about an Obligor and the Finance Documents as that Finance Party shall consider appropriate to:

(i)

any of its Affiliates and Related Funds or related entities, its head office and any other branch, office or unit (“Permitted Parties”) on a need-to-know basis and subject to similar confidentiality obligations;

(ii)	any other Finance Party;
(iii)

any of its professional advisers and any other persons providing services to it (including any insurer/takaful operator or insurance/takaful broker (and their respective related entities, auditors, advisers and service providers, in each case arising from or in connection with the provision of credit support or insurance/takaful), re-insurers/re-takaful operators, sub-contractors, debt collection agency, credit reference agency, contractor or service providers (and their sub-contractors) of the Permitted Parties who are under a duty of confidentiality to the Permitted Parties) on a need-to-know basis and subject to similar confidentiality obligations;

(iv)	any other Obligor;

(v)	any person permitted by any Obligor;

(vi)	any rating agency or direct or indirect provider of credit protection to any Permitted Party;

(vii)	any person to the extent required for the purpose of any litigation, arbitration, investigative or regulatory proceedings or procedure;

(viii)

any person to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation (including, but not limited to, any disclosure required under the Companies Act 2016 of Malaysia, the Companies Act 1967 of Singapore and the Labuan Companies Act 1990) or Governmental Agency, quasi-governmental, administrative, regulatory or supervisory body or authority, court or tribunal;

(ix)	any actual or proposed successor on a need-to-know basis and subject to similar confidentiality obligations;

(x)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 19.13 (Security over Finance Parties’ rights);

(xi)	any other person:

(A)

to (or through) whom that Finance Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under the Finance Documents, and, in each case, to any of that person’s Affiliates, Related Funds, delegates, agents, managers, administrators, nominees, attorneys, trustees or custodians and professional advisers;

(B)

with (or through) whom that Finance Party enters into (or may potentially enter into) any participation, sub-participation or hedging agreement in relation to this Agreement, or any other transaction under which payments are to be made by reference to a Facility, the Finance Documents or any other Obligor or member of the Group, and to any of that person’s Affiliates, Related Funds, delegates, agents, managers, administrators, nominees, attorneys, trustees or custodians and professional advisers; and

(xii)

any financial institutions, credit reporting agency(ies) or any other persons as stipulated under Section 47(2) of the Central Bank of Malaysia Act 2009 (which expression shall include any statutory amendment or re-enactment thereof), in each case, such information as that Finance Party shall consider appropriate if in relation to paragraphs (vi), (x) and (xi) above, the person to whom the confidential information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the confidential information.

This Clause supersedes any previous agreement relating to the confidentiality of such information.

Notwithstanding the above, nothing shall be construed as constituting an agreement between any Obligor and a Finance Party for a higher degree of confidentiality than that prescribed in Section 47 of, and in the Third Schedule to, the Banking Act 1970 of Singapore, Section 134 and Schedule 11 of the Financial Services Act 2013 and Section 146 and Schedule 11 of the Islamic Financial Service Act 2013.

19.13	Security over Finance Parties’ rights

In addition to the other rights provided to Finance Parties under this Clause 19 (Changes to the Finance Parties), each Finance Party may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Finance Party including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)

any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Finance Party as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)

release a Finance Party from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Finance Party as a party to any of the Finance Documents; or

(ii)

require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Finance Party under the Finance Documents.

19.14	Personal Data Protection Act 2012 of Singapore and Personal Data Protection Act 2010 of Malaysia

(c)

If any Obligor provides the Finance Parties with personal data of any individual as required by, pursuant to, or in connection with the Finance Documents, that Obligor represents and warrants to the Finance Parties that it has, to the extent required by law: (i) notified the relevant individual of the purposes for which data will be collected, processed, used, disclosed, transferred or retained; and (ii) obtained (and shall maintain) such individual’s consent for, and hereby consents on behalf of such individual to, the collection, processing, use, disclosure, transfer and retention of his/her personal data by the Finance Parties, in each case, in accordance with or for the purposes of the Finance Documents, and confirms that it is authorised by such individual to provide such consent on his/her behalf.

(d)

Each Obligor agrees and undertakes to notify the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent promptly upon its becoming aware of the withdrawal by the relevant individual of his/her consent to the collection, processing, use and/or disclosure by any Finance Party of any personal data provided by that Obligor to any Finance Party.

(e)

Any consent given pursuant to this Agreement in relation to personal data shall, subject to all applicable laws and regulations, survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of this Agreement.

19.15	Accession of Hedge Counterparties

Any person that is an Affiliate of an Original Hedge Counterparty which becomes a party to the Intercreditor Deed as a Hedge Counterparty shall, at the same time, become a Party as a “Hedge Counterparty” under this Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement (as the case may be) by signing a Total Finance Party Accession Undertaking in accordance with the Intercreditor Deed.

20.	CHANGES TO THE OBLIGORS

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents, except with the prior written consent of all the Total Term Financiers.

SECTION 11

THE FINANCE PARTIES

21.	ROLE OF THE ADMINISTRATIVE PARTIES

21.1	Appointment of the Administrative Parties

(a)	Each other Finance Party appoints the Administrative Parties to act as its agent under and in connection with the Finance Documents (other than a Hedging Agreement).

(b)

Each other Finance Party authorises the Administrative Parties to exercise the rights, powers, authorities and discretions specifically given to such Administrative Party under or in connection with the Finance Documents (other than a Hedging Agreement) together with any other incidental rights, powers, authorities and discretions.

21.2	Duties of the Administrative Parties

(a)	Each Administrative Party shall promptly forward to the Common Terms Agent the original or a copy of any document which is delivered to each Administrative Party for any other Party.

(b)

Except where a Finance Document specifically provides otherwise, no Administrative Party is obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(c)	Each Administrative Party’s duties under the Finance Documents are solely mechanical and administrative in nature.

(d)	Without prejudice to Clause 19.7 (Copy of Transfer Certificate or Assignment Agreement to Company), paragraph (a) above shall not apply to any Transfer Certificate or to any Assignment Agreement.

(e)

If the Common Terms Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)	If an Administrative Party is aware of the non-payment of any amounts payable to any other Finance Party under this Agreement it shall promptly notify the other Finance Parties.

21.3	Role of the Mandated Lead Arrangers and Joint Coordinators

Except as specifically provided in the Finance Documents, the Mandated Lead Arrangers and Joint Coordinators have no obligations of any kind to any other Party under or in connection with any Finance Document.

21.4	No fiduciary duties

(a)	Nothing in this Agreement constitutes any Administrative Party as a trustee or fiduciary of any other person.

(b)	No Administrative Party shall be bound to account to any Finance Party for any sum or the profit element of any sum received by it for its own account.

21.5	Business with the Group

Any Administrative Party may accept deposits from, lend/advance money to and generally engage in any kind of banking or other business with any Obligor or Affiliate of an Obligor.

21.6	Rights and discretions of an Administrative Party

(a)	An Administrative Party may rely on:

(i)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and shall have no duty to verify any signature on any document; and

(ii)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)	An Administrative Party may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 18.1 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party has not been exercised; and

(iii)	any notice or request made by the Company is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	An Administrative Party may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)	An Administrative Party may act in relation to the Finance Documents through its personnel and agents.

(e)	An Administrative Party may disclose to any other Party any information it reasonably believes it has received as agent under the Finance Documents.

(f)

Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

21.7	Administrative Party’s instructions

(a)

No Administrative Party will exercise any right, power, authority or direction (unless it relates to a matter of a procedural or administrative nature) without first requesting instructions from the Finance Parties or the Common Terms Agent (as the case may be) and allowing an appropriate time for the relevant Parties to respond.

(b)

An Administrative Party is not authorised to act on behalf of a Finance Party in any legal or arbitration proceedings relating to any Finance Document. This paragraph (b) shall not apply to any legal or arbitration proceedings relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of any Transaction Security or Security Documents.

21.8	Responsibility for documentation

No Administrative Party:

(a)

is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Administrative Party, an Obligor or any other person given in or in connection with any Transaction Document or the transactions contemplated by any Transaction Document;

(b)

is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Transaction Document or the Transaction Security; or

(c)

is responsible for any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

21.9	Exclusion of liability

(a)	Without limiting paragraph (b) below, no Administrative Party will be liable for any costs, loss or liability incurred by any Party as a consequence of:

(i)

such Administrative Party having taken or having omitted to take any action under or in connection with any Finance Document, unless directly caused by such Administrative Party’s gross negligence or wilful misconduct; or

(ii)

any delay in the crediting to any account of any amount required under the Finance Documents to be paid by such Administrative Party, if the Administrative Party shall have taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures for any recognised clearing or settlement system used by such Administrative Party for the purpose of such payment.

(b)

No Party (other than that Administrative Party) may take any proceedings against any officer, employee or agent of the relevant Administrative Party in respect of any claim it might have against that Administrative Party or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or the Transaction Security and any officer, employee or agent of such Administrative Party may rely on Clause 1.4 (Third Party Rights) and the provisions of the CRTPA.

(c)

Nothing in this Agreement shall oblige any Administrative Party to carry out any “know your customer” or other checks in relation to any person on behalf of any Finance Party (including whether or not the entry into the transactions contemplated by the Finance Documents may be unlawful for any Finance Party), and each Finance Party confirms to each Administrative Party that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any Administrative Party.

21.10	Finance Parties’ indemnity to the Administrative Parties

Each Finance Party (other than an Administrative Party) shall (in proportion to its share of the Total Commitments or if the Total Commitments have been reduced to zero, such proportion immediately prior to the reduction) indemnify each Administrative Party, within three (3) Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence, in relation to any FATCA-related liability or any other category of liability whatsoever) incurred by that Administrative Party (otherwise than by reason of the Administrative Party’s gross negligence or wilful misconduct) in acting as an Administrative Party under the Finance Documents (unless the Administrative Party has been reimbursed by an Obligor pursuant to a Finance Document).

21.11	Resignation of the Administrative Parties

(a)

An Administrative Party may resign by giving notice to the other Finance Parties and the Company, in which case the Common Terms Agent (after consultation with the Company), where the Security Agent has resigned, or the Offshore Facility Agent or the Murabahah Facility Agent, may appoint a successor Administrative Party.

(b)

If a successor Administrative Party has not been appointed in accordance with paragraph (a) above within thirty (30) days after notice of resignation was given, the retiring Administrative Party (after consultation with the Company) may appoint its successor.

(c)

The retiring Administrative Party shall make available to the successor Administrative Party such documents and records and provide such assistance as the successor Administrative Party may reasonably request for the purposes of performing its functions as Administrative Party under the Finance Documents.

(d)	The retiring Administrative Party’s resignation notice shall only take effect upon the appointment of a successor.

(e)

Upon the appointment of a successor, the retiring Administrative Party shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 21. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(f)

The Finance Parties may, by notice to an Administrative Party, require it to resign in accordance with paragraph (b) above. In this event, the relevant Administrative Party shall resign in accordance with paragraph (b) above.

(g)	Any successor Administrative Party appointed in accordance with this Clause 21 shall be capable of performing its functions as an Administrative Party under the Finance Documents.

21.12	Confidentiality

(a)

In acting as agent for the Finance Parties, an Administrative Party shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by another division or department of an Administrative Party, it may be treated as confidential to that division or department and the Administrative Party shall not be deemed to have notice of it.

(c)

Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to disclose to any other person (i) any confidential information, (ii) any information for the purpose of evaluating whether any waiver or amendment is or may be required or desirable in relation to any Finance Document or (iii) any other information if the disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty.

21.13	Relationship with the other Finance Parties

(a)	The Common Terms Agent may treat the person shown in its records such Finance Party:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five (5) Business Days’ prior notice from that Finance Party to the contrary in accordance with the terms of this Agreement.

(b)

Each Finance Party may by notice to the Common Terms Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Finance Party under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 24.6 (Use of Deal Site by Common Terms Agent)) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Finance Party for the purposes of Clause 24.2 (Addresses) and Clause 24.6 (Use of Deal Site by Common Terms Agent) and the Common Terms Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Finance Party.

21.14	Credit/financing appraisal by the Finance Parties

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Finance Party confirms to each Administrative Party that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c)

whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(d)

any other information provided by the Common Terms Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

21.15	Administrative Parties’ management time

Any amount payable to an Administrative Party under Clause 8 (Fees, Costs and Expenses) and Clause 21.10 (Finance Parties’ indemnity to the Administrative Parties) shall include the cost of utilising that Administrative Party’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as that Administrative Party, may notify to the Company and the Finance Parties, and is in addition to any fee paid or payable to that Administrative Party under any Fee Letter.

21.16	Deduction from amounts payable by an Administrative Party

If any Party owes an amount to an Administrative Party under the Finance Documents that Administrative Party may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which that Administrative Party would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed/due and payable. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

SECTION 12

ADMINISTRATION

22.	PAYMENT MECHANICS

22.1	Payments to the Offshore Facility Agent and the Murabahah Facility Agent

(a)

On each date on which an Obligor or a Finance Party (other than a Hedge Counterparty) is required to make a payment under a Finance Document, that Obligor or the Finance Party (other than a Hedge Counterparty) shall make the same available to the Offshore Facility Agent or the Murabahah Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Offshore Facility Agent or the Murabahah Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment. For the purposes of the Obligors making payments to the Offshore Financiers and the Murabahah Financiers, any payments to an Offshore Financier shall be made through the Offshore Facility Agent and any payments to a Murabahah Financier shall be made through the Murabahah Facility Agent.

(b)

Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the Offshore Facility Agent or the Murabahah Facility Agent specifies or to such other accounts as it may notify to the relevant Parties for this purpose in accordance with the Offshore Facility Agreement and the Murabahah Facility Agreement, as applicable (and for any other payment to such account in the principal financial centre of the country of that currency and with such bank as the recipient may specify) by not less than five (5) Business Days’ prior notice.

(c)

The Offshore Facility Agent and the Murabahah Facility Agent shall, upon receipt of any payment for any purposes including but not limited to, the principal payment or repayment for record and reconciliation purposes), notify the Common Terms Agent of the same.

22.2	Distributions by the Offshore Facility Agent or the Murabahah Facility Agent

Each payment received by the Offshore Facility Agent or the Murabahah Facility Agent under the Finance Documents for another Party shall, subject to Clause 22.3 (Distributions to an Obligor) and Clause 22.4 (Clawback) be made available by the Offshore Facility Agent or the Murabahah Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Finance Party (other than a Hedge Counterparty), for the account of its Facility Office), to such account as that Party may notify to the Offshore Facility Agent or the Murabahah Facility Agent by not less than five (5) Business Days’ notice with a bank in the principal financial centre of the country of that currency.

22.3	Distributions to an Obligor

The Offshore Facility Agent or the Murabahah Facility Agent may (with the consent of the Company or in accordance with Clause 23 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

22.4	Clawback

(a)

Where a sum is to be paid to the Offshore Facility Agent or the Murabahah Facility Agent under the Finance Documents for another Party, the Offshore Facility Agent or the Murabahah Facility Agent, as applicable, is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

If the Offshore Facility Agent or the Murabahah Facility Agent pays an amount to another Party and it proves to be the case that the Offshore Facility Agent or the Murabahah Facility Agent, as applicable had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Offshore Facility Agent or the Murabahah Facility Agent shall on demand refund the same to the Offshore Facility Agent or the Murabahah Facility Agent, as applicable (and with respect to the Offshore Facility, together with interest on that amount from the date of payment to the date of receipt by the Offshore Facility Agent, calculated by that agent to reflect its cost of funds).

22.5	Partial payments

(a)

If either the Offshore Facility Agent or the Murabahah Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, that agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)

first, in or towards payment pro rata of any unpaid fees, costs and expenses of, and other amounts owing and due and payable to, the Administrative Party, any Receiver or any Delegate under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of:

(A)	any accrued interest, profit, fees, costs and expenses due but unpaid under the Finance Documents; and

(B)	any scheduled payments due but unpaid to the Hedge Counterparties under the Hedging Agreements (not being payments under paragraph (iii)(B) below);

(iii)	thirdly, in or towards payment pro rata of:

(A)	any principal due but unpaid to the Finance Parties (other than the Hedge Counterparties) under the Finance Documents (other than the Hedging Agreements); and

(B)	any payments as a result of termination or closing out due but unpaid to the Hedge Counterparties under the Hedging Agreements; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)

Paragraph (a) above is subject to clause 10 (Application of Proceeds) of the Intercreditor Deed in the case of any payment received by the Common Terms Agent, the Offshore Facility Agent and/or the Murabahah Facility Agent pursuant to that clause.

(c)

The Common Terms Agent shall, if so directed by the Finance Parties, vary the order set out in paragraphs (a)(ii) to (iv) above. Any such variation may include the re-ordering of obligations set out in such paragraph.

(d)	Paragraphs (a) and (b) above will override any appropriation made by an Obligor.

22.6	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

22.7	Business Days

(a)

Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)

During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement and the Offshore Facility Agreement with respect to the Offshore Facility, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

22.8	Currency of account

(a)

Subject to paragraphs (b) and (c) below, US Dollar is the currency of account and payment for any sum due from an Obligor under the Offshore Facility and Ringgit Malaysia is the currency of account and payment for any sum due from an Obligor under the Murabahah Facility.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than US Dollar or Ringgit Malaysia shall be paid in that other currency.

22.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)

any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Common Terms Agent (after consultation with the Company); and

(ii)

any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Common Terms Agent (acting reasonably).

(b)

If a change in any currency of a country occurs, this Agreement will, to the extent the Common Terms Agent (after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise to reflect the change in currency.

22.10	Disruption to Payment Systems etc.

If either the Common Terms Agent determines (in its discretion) that a Disruption Event has occurred or the Common Terms Agent is notified by the Company and each DayOne Company that a Disruption Event has occurred:

(a)

the Common Terms Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of each Facility as the Common Terms Agent may deem necessary in the circumstances;

(b)

the Common Terms Agent shall not be obliged to consult with the Company in relation to any changes mentioned in paragraph (a) if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)

the Common Terms Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)

any such changes agreed upon by the Common Terms Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 28 (Amendments and Waivers);

(e)

the Common Terms Agent shall not be liable for any damages, costs or losses whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Common Terms Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 22.10; and

(f)	the Common Terms Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

23.	SET-OFF

If an Event of Default is continuing, each Obligor agrees that a Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned, due and payable by that Finance Party) against any matured obligation owed/due but unpaid by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

24.	NOTICES

24.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by electronic mail (“email”) (including scanned copies of executed Finance Documents and any attachments in relation thereof), fax or letter.

24.2	Addresses

The address, fax number and (if applicable) email address (and the department or officer (if any) for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of:

The Company

WG DATA HUB SDN. BHD.

(Registration No. 202301048472 (1542386-H))

5, Temasek Boulevard

#10-06, Suntec Tower 5

Singapore 038985

Email	: [***]

address

Attention	: [***]

The DayOne Companies

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

(Registration No. 202101022855 (1423155-H))

5, Temasek Boulevard

#10-06, Suntec Tower 5

Singapore 038985

Email	: [***]

address

Attention	: [***]

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

(Registration No. 202201045437(1491134-T))

5, Temasek Boulevard

#10-06, Suntec Tower 5

Singapore 038985

Email	: [***]

address

Attention	: [***]

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

(Registration No. 202201045776 (1491473-T))

5, Temasek Boulevard

#10-06, Suntec Tower 5

Singapore 038985

Email	: [***]

address

Attention	: [***]

The Common Terms Agent

MAYBANK INVESTMENT BANK BERHAD

(Registration No. 197301002412 (0015938-H))

33rd Floor Menara Maybank

100 Jalan Tun Perak

50050 Kuala Lumpur

Malaysia

Facsimile	: [***]

No.

Email	: [***]

address

Attention	: [***]

The Offshore Facility Agent

STANDARD CHARTERED BANK (HONG KONG) LIMITED

(Registration No. 34144373)

18th Floor

Standard Chartered Tower

388 Kwun Tong Road

Kwun Tong, Hong Kong

Facsimile	: [***]

No.

Email	: [***]

address

Attention	: [***]

The Murabahah Facility Agent

MAYBANK INVESTMENT BANK BERHAD

(Registration No. 197301002412 (0015938-H))

33rd Floor Menara Maybank

100 Jalan Tun Perak

50050 Kuala Lumpur

Malaysia

Facsimile	: [***]

No.

Email	: [***]

address

Attention	: [***]

The Security Agent

CIMB INVESTMENT BANK BERHAD

(Registration No. 197401001266 (18417-M))

GWBTB, Securities Services – Corporate Agency

Level 21, Menara CIMB

No. 1 Jalan Stesen Sentral 2

Kuala Lumpur Sentral

50470 Kuala Lumpur

Malaysia

Facsimile	: N/A

No.

Email	: [***]

address

Attention	: [***]

(b)

in the case of each Original Offshore Financier, that identified with its name below and, in the case of each other Offshore Financier and Additional Obligor, that notified in writing to the Common Terms Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of each other Administrative Party, that identified with its name below,

or any substitute address, email address, fax number or department or officer as the Party may notify to the Common Terms Agent (or the Common Terms Agent may notify to the other Parties, if a change is made by the Common Terms Agent), the Offshore Facility Agent and the Murabahah Facility Agent by not less than five (5) Business Days’ notice.

24.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form;

(ii)	if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

(iii)	if by way of email, when actually received in legible form by at least one of the relevant email addresses of the person(s) to whom the communication is made; or

(iv)

if by way of posting by a Party on a Deal Site (as referred to in Clause 24.6 (Use of Deal Site by Common Terms Agent), clause 23.4 (Use of Deal Site by Offshore Facility Agent) of the Offshore Facility Agreement and clause 24.4 (Use of Deal Site by Murabahah Facility Agent) of the Murabahah Facility Agreement, will be effective the earlier of, (A) one (1) Business day after such communication is posted on the Deal Site and (B) the receipt by the Administrative Party of the acknowledgment from the Deal Site that such communication has been posted, and, if a particular department or officer is specified as part of its address details provided under Clause 24.2 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Common Terms Agent will be effective only when actually received by the Common Terms Agent, (as the case may be) and then only if it is expressly marked for the attention of the department or officer identified with its signature below (or any substitute department or officer as it shall specify for this purpose).

(c)

All notices from or to an Obligor shall be sent through the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent. For the avoidance of doubt, any notice or communication from an Obligor shall be sent to each of the Common Terms Agent, the Offshore Facility Agent and the Murabahah Facility Agent. All the Common Terms Agent, the Offshore Facility Agent and/or the Murabahah Facility Agent shall be kept in any notice or communication to and with an Obligor.

(d)	Any communication or document made or delivered to the Company in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(e)

Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

24.4	Notification of address and fax number

Promptly upon changing its own address, fax number or email address, the Common Terms Agent shall notify the other Parties.

24.5	Electronic Communication

(a)

Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five (5) Business Days’ notice.

(b)

Any such electronic communication or document as specified in paragraph (a) above to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery.

(c)

Any such electronic communication or document as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Common Terms Agent only if it is addressed in such a manner as the Common Terms Agent shall specify for this purpose.

(d)

Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)

Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 24.5.

24.6	Use of Deal Site by Common Terms Agent

(a)	The Common Terms Agent may elect that:

(i)	any Obligor may satisfy its obligations under this Agreement to deliver any information to the Common Terms Agent;

(ii)	any Total Term Financier may satisfy its obligations under this Agreement to deliver any information to the Common Terms Agent; and/or

(iii)	the Common Terms Agent may satisfy its obligations under this Agreement to deliver any information to any Obligor or any Offshore Financier,

by posting such information on an electronic website designated by the Common Terms Agent for such purpose (“Deal Site”) by notifying each such affected Obligor and Total Term Financier of its intention that such Deal Site be used for such purpose (whereupon each such Obligor or Total Term Financier or the Common Terms Agent may so satisfy such obligations).

(b)

Any costs and expenses incurred by the Common Terms Agent in relation to the Deal Site shall be for the account of the Company. If applicable, each Obligor consents to the use of its logo on the Deal Site.

(c)

The Common Terms Agent shall, at its discretion or upon request of the relevant Party, disclose the website (or other electronic) address of and any relevant password specifications for the Deal Site (“Access Information”) to one or more officers, directors, employees or other representatives (“Representatives”) of each Party that the Common Terms Agent has elected to deliver information to or receive information from through the Deal Site.

(d)	Each Party using the Deal Site agrees to:

(i)	keep all Access Information confidential and not to disclose it to anyone, other than such of its Representatives as it has requested the Common Terms Agent to provide Access Information to; and

(ii)

ensure that all persons to whom they give access can properly receive the information available on the Deal Site, including (in the case of a Total Term Financier) under Clause 19.12 (Disclosure of Information).

(e)

If the Deal Site is not available for any reason, promptly following this being brought to its attention, the Common Terms Agent shall provide communications to the affected Parties by another means as contemplated by this Clause 24.6. A Party will notify the Common Terms Agent promptly if it is (despite being in receipt of the relevant Access Information) unable to access or use the Deal Site or if it becomes aware that the Deal Site is or has been infected by an electronic virus or similar software.

(f)

Each of the Parties agrees that: (i) the Common Terms Agent shall not be liable for any cost, loss or liability incurred by any Party as a result of its access or use of the Deal Site or its inability to access or use the Deal Site; and (ii) the Common Terms Agent is under no obligation to monitor access to or the availability of the Deal Site.

(g)

The Common Terms Agent may terminate a Deal Site at any time. If such termination occurs whilst amounts remain outstanding under the Facilities, the Common Terms Agent shall (unless such termination arises as a result of technical failure of the Deal Site (including as a result of infection by an electronic virus or similar software) or as a result of a concern as to the security and confidentiality of the Deal Site), if reasonably practicable, give not less than three (3) days’ prior notice to each affected Party of such termination.

24.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)

if not in English, and if so required by the Common Terms Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

25.	CALCULATIONS, CERTIFICATES AND MISCELLANEOUS

25.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

25.2	Certificates and Determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

25.3	Day count convention

(a)

Any interest, commission or fee accruing under or in relation to the Offshore Facility will accrue from day to day and the amount of any such interest, commission or fee is calculated on the basis of the actual number of days elapsed and a year of 360 days or in any case where the practice in the Relevant Market (as defined in the Offshore Facility Agreement) differs, in accordance with that market practice.

(b)

Any profit, commission or fee accruing under or in relation to the Murabahah Facility will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days or, in any case where the practice in the Kuala Lumpur interbank market differs, in accordance with that market practice.

25.4	Murabahah Financiers

Upon execution of this Agreement, the Murabahah Financiers shall have the full benefit of all the terms and conditions under the Finance Documents which are Shariah-compliant. To the extent any terms and conditions under the Finance Documents are not Shariah-compliant, such terms shall not be binding on the Murabahah Financiers.

26.	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

27.	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party or any Secured Party, any right or remedy under a Finance Document shall operate as a waiver, of any such right or remedy or constitute an election to affirm any Finance Document. No election to affirm any Finance Document on the part of any Finance Party or any Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

28.	AMENDMENTS AND WAIVERS

28.1	Required consents

(a)

Subject to Clause 28.2 (All-Financier Matters) and Clause 28.3 (Other Exceptions), any term of the Finance Documents (other than a Hedging Agreement) may be amended or waived only with the consent of the Majority Total Term Financiers (and if applicable, the Shariah Advisers’ consent) and the Obligors’ Agent (in accordance with Clause 2.4 (Obligors’ Agent) and paragraph (c) below) and any such amendment or waiver will be binding on all Parties.

(b)	The Common Terms Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 28.

(c)

Without prejudice to the other provisions of this Agreement, each Obligor agrees to any such amendment or waiver permitted by this Clause 28 which is agreed to by the Obligors’ Agent. This includes any amendment or waiver which would, but for this paragraph (c), require the consent of all of the Obligors.

28.2	All-Financier matters

An amendment or waiver of any term of any Finance Document (other than the Hedging Agreements) that has the effect of changing or which relates to:

(a)	the definition of “Majority Total Term Financiers” in Clause 1.1 (Definitions);

(b)	an extension to the date of payment of any amount under the Finance Documents;

(c)	a reduction in the amount of any payment of principal under the Facilities;

(d)	an increase in the amount of any Commitment or the Total Commitments;
(e)	a resignation or change to an Obligor;

(f)

(i)	the nature or scope of the Charged Assets or any guarantee and indemnity granted; or

(ii)	the manner in which the proceeds of enforcement of the Security or any guarantee and indemnity created under, or (as the case may be) evidenced in, any Security Document are distributed;

(g)

a release of any Security Document other than in accordance with this Agreement or any other Finance Document (or where a sale or disposal of the relevant Charged Asset(s) is expressly permitted under this Agreement or any other Finance Document);

(h)	any provision which expressly requires the consent of all the Total Term Financiers;

(i)

Clause 2.2 (Finance Parties’ rights and obligations), Clause 7.1 (Mandatory prepayment – Change of Control), Clause 7.2 (Mandatory prepayment – Cessation of Listing), Clause 7.3 (Mandatory prepayment – Termination of Service Agreements), Clause 7.4 (Mandatory prepayment – Disposal Proceeds), Clause 7.5 (Mandatory prepayment – Insurance/Takaful Proceeds), Clause 7.7 (Mandatory prepayment – Illegality), Clause 7.8 Mandatory prepayment – Early Redemption), Clause 7.9 (Mandatory prepayment – Disposal of stake in DayOne Company), Clause 7.10 (Mandatory prepayment – Non-compliance of Laws), Clause 7.11 (Mandatory prepayment – Review Event), Clause 7.12 (Mandatory prepayment – DayOne Parent IPO), Clause 19 (Changes to the Finance Parties), Clause 30 (Governing Law), Clause 31 (Enforcement) or this Clause 28;

(j)	any provision which expressly requires the consent of all the Hedge Counterparties; or

(k)	Clause 22.5 (Partial payments) or any provisions relating to application of proceeds and/or priority or order of application of proceeds in the Intercreditor Deed,

shall not be made without the prior consent of all the Total Term Financiers and, in the case of paragraphs (e), (f), (g), (h), (j) and (k) above, all the Hedge Counterparties.

28.3	Exceptions

An amendment or waiver which relates to the rights or obligations of an Administrative Party or a Hedge Counterparty may not be effected without the consent of the Administrative Party or the Hedge Counterparty, as the case may be.

28.4	Excluded Commitments

(a)

If any Total Term Financier fails to respond to a request for a consent, waiver, amendment of or in relation to any of the terms of any Finance Document or other vote of Total Term Financiers under the terms of this Agreement within 15 Business Days unless the Company and/or the DayOne Companies and the Common Terms Agent agree to a longer time period in relation to such request: (a) its Commitment and/or participation in the Total Principal Outstanding shall not be included for the purpose of calculating the Total Commitments or the participations in the Total Principal Outstanding under the relevant Facilities when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments and/or participations in the Total Principal Outstanding has been obtained to approve that request; and

(b)

its status as a Total Term Financier shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Total Term Financiers has been obtained to approve that request.

29.	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 13

GOVERNING LAW AND ENFORCEMENT

30.	GOVERNING LAW

This Agreement is governed by and shall be construed in accordance with Singapore law.

31.	ENFORCEMENT

31.1	Arbitration

(a)

Any dispute, controversy or claim arising in any way out of or in connection with the Finance Documents (other than the Hedging Agreements) (including: (i) any contractual rights, obligations or liabilities; and (ii) any issue as to the existence, validity or termination of any Finance Document) shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (SIAC) in accordance with its Arbitration Rules for the time being in force (“SIAC Rules”), which rules are deemed to be incorporated by reference in this Clause 31 (Enforcement).

(b)

The arbitral tribunal shall consist of three arbitrators. The Company shall nominate one arbitrator and the Financiers shall nominate one arbitrator. The two arbitrators thus appointed shall nominate the third arbitrator who shall be the presiding arbitrator. If within 10 Business Days of a request from the other party to do so a party fails to nominate an arbitrator or if the two arbitrators fail to nominate the third arbitrator within 10 Business Days after the appointment of the second arbitrator, the appointment shall be made, upon request of a party, by the Chairman of the Singapore International Arbitration Centre in accordance with the SIAC Rules.

(c)	The seat of the arbitration shall be Singapore, the procedural law of arbitration shall be Singapore law and the language of the arbitration proceedings shall be English.

(d)	This Clause 31.1 shall be governed by Singapore law.

31.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in Singapore):

(i)

irrevocably appoints DayOne Data Centers Singapore Pte. Ltd., whose address for service is 5 Temasek Boulevard #10-06 Suntec Tower 5, Singapore 038985, as its agent for service of process in relation to any proceedings before the Singapore International Arbitration Centre (SIAC) in connection with any Finance Document;

(ii)

agrees that if, for any reason, the appointment of any process agent appointed by an Obligor in or in accordance with this Clause 31.2 ceases to be effective or any person appointed as process agent is unable to act, it must immediately (and in any event within thirty (30) days of such occurrence) appoint a substitute process agent with an address for service in Singapore, notify the Common Terms Agent of such appointment and of such substitute process agent’s address for service and deliver to the Common Terms Agent evidence, in form and substance satisfactory to the Common Terms Agent, that such substitute process agent has accepted its appointment (failing which the Common Terms Agent may appoint another process agent for this purpose);

(iii)

agrees that process will be effectively served on it if served upon the address for service specified in paragraph 31.2(a)(i) above of the process agent specified in such paragraph or, if there has been a change in the address for service of such process agent, upon the last address for service notified to the Common Terms Agent of such process agent or, if an Obligor has appointed a substitute process agent in accordance with paragraph 31.2(a)(ii), upon the last address for service notified to the Common Terms Agent of the last substitute process agent so appointed (and in respect of which notice of such appointment has been given to the Common Terms Agent in accordance with paragraph (a)(ii) above, notwithstanding that such process agent or substitute process agent is no longer found at such address or has ceased to act; and

(iv)	agrees that failure by a process agent to notify an Obligor of the process will not invalidate the proceedings concerned.

(b)	As used in Clause 31.2 (Service of process), the expression “process agent” includes, where the context so admits, a substitute process agent.

31.3	Waiver of Immunity

To the extent that:

(a)

an Obligor may in any jurisdiction claim for itself or its assets (irrespective of their use or intended use) immunity on the grounds of sovereignty or other similar grounds from suit, arbitration proceeding, jurisdiction of any court, relief by way of injunction or order for specific performance or recovery of property, execution or enforcement, attachment (whether in aid of execution, before judgment or otherwise) or other legal process; and

(b)	in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed),

that Obligor agrees not to claim and waives (in each case, irrevocably and unconditionally) such immunity to the fullest extent permitted by applicable law.

32.	REPLACEMENT OF A TOTAL TERM FINANCIER

(a)

If any Total Term Financier becomes a Non-Consenting Financier (as defined in paragraph (d) below), then the Company may, with five (5) Business Days’ prior written notice to the Common Terms Agent and such Total Term Financier (“Notice to Replace”), replace such Total Term Financier by requiring such Total Term Financier to (and, to the extent permitted by law, such Total Term Financier shall) transfer pursuant to Clause 19 (Changes to the Finance Parties) all (and not part only) of its rights and obligations under this Agreement to another Total Term Financier (other than a Total Term Finanicer who is a Non-Consenting Financier), a new Finance Party or other entity to whom a participation in any Facility can be transferred (“Replacement Financier”), in each case selected by the Company, which has confirmed its willingness to assume and does assume all the obligations of the transferring Total Term Financier for a purchase price in cash or other cash payment payable at the time of the transfer equal to the Total Principal Outstanding of such Total Term Financier’s participation in the outstanding Utilisations and all accrued interest/profit and other amounts payable in relation thereto under the Finance Documents.

(b)	The replacement of a Total Term Financier pursuant to this Clause 32 shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent or the Security Agent;

(ii)

the Non-Consenting Financier may use commercially reasonable efforts to work together with the Company in good faith for the purposes of finding a Replacement Financier. For the avoidance of doubt, no Finance Parties shall have any obligation to find a Replacement Financier;

(iii)

in the event of a replacement of a Non-Consenting Financier such replacement must take place no later than sixty (60) days after the date on which that Total Term Financier is deemed a Non-Consenting Financier;

(iv)

in no event shall the Total Term Financier replaced under this Clause 32 be required to pay or surrender any of the fees received by such Total Term Financier pursuant to the Finance Documents, unless otherwise agreed by that Total Term Financier; and

(v)

no Total Term Financier shall be obliged to execute a Transfer Certificate unless it is satisfied that it has completed all necessary “know your customer” and other similar checks under all applicable laws and regulations that it is required to conduct in relation to the transfer to such Replacement Financier.

(c)

A Total Term Financier shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable (but in any event within fifteen (15) Business Days) following delivery of a notice referred to in paragraph (a) above and shall notify the Common Terms Agent and the Company when it is satisfied that it has complied with those checks.

(d)

If the Company is unable to effect a replacement of the Total Term Financier under Clause 32(a) within sixty (60) days of delivery of a Notice to Replace (“Replacement Period”), the Company may (but is not obliged to), within one (1) Month of the last day of the Replacement Period (or any such period as may be agreed between the Company and such Non-Consenting Financier):

(i)

prepay the Non-Consenting Financier’s participation in the outstanding Utilisations and all accrued interest/profit and other amounts payable to the Non-Consenting Financier in relation thereto under the Finance Documents; and

(ii)	cancel in full the Commitment of the Non-Consenting Financier,

whereupon the Non-Consenting Financier’s Commitment shall be cancelled and its rights and obligations under the Finance Documents as a Total Term Financier (other than those which by their express terms survive termination) shall cease. For the avoidance of doubt, such prepayment and cancellation shall not constitute a voluntary prepayment for the purposes of Clause 7.14 (Voluntary prepayment/early settlement) and shall not give rise to any obligation to make a pro rata prepayment to any other Total Term Financier.

(e)	In the event that:

(i)

the Company or the Common Terms Agent (at the request of the Company) has requested (A) the Total Term Financiers, (B) the Murabahah Financiers or (C) the Offshore Financiers, as the case may be, to give a consent in relation to, or to agree to a waiver or amendment of, any provisions of the relevant Finance Documents relating to (1) both the Murabahah Facility and the Offshore Facility, (2) the Murabahah Facility only or (3) the Offshore Facility only, respectively;

(ii)

the consent, waiver or amendment in question requires the approval of (A) all of the Total Term Financiers, (B) all of the Murabahah Financiers only, or (C) all of the Offshore Financiers only, as the case may be; and

(iii)

(A) the Majority Total Term Financiers, (B) the Majority Murabahah Financiers (as defined below) or (C) the Majority Offshore Financiers (as the case may be, as defined below) have consented or agreed to such waiver or amendment, then any Total Term Financier, Murabahah Financier or Offshore Financier, as the case may be, who does not and continues not to consent or agree to such waiver or amendment shall be deemed a “Non-Consenting Financier “ for the purposes of this Clause 32.

“Majority Murabahah Financiers” shall have the meaning given to “Majority Financiers” in the Murabahah Facility Agreement.

“Majority Offshore Financiers” shall have the meaning given to “Majority Financiers” in the Offshore Facility Agreement.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL PARTIES

Part I

The Offshore Financiers

Name of Original Offshore Financier	Commitments (USD) – Initial Offshore Facility
	Commitments as at the Original Agreement Date (USD)	Commitments as at the signing of the Amendment and Restatement Deed (CTA) (USD)
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Name of Original Offshore Financier	Commitments (USD) – Upsize Offshore Facility
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Part II

The Murabahah Financiers

Name of Original Murabahah Financiers	Commitments (RM) – Initial Murabahah Facility
	Commitments as at the Original Agreement Date (RM)	Commitments as at the signing of the Amendment and Restatement Deed (CTA) (RM)
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Name of Original Murabahah Financier	Commitments (RM) – Upsize Murabahah Facility
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Part III

The Hedge Counterparties

Offshore Facility Agreement

Name of Original Hedge Counterparties
[***]

[***]

[***]

[***]

[***]

[***]

[***]

Murabahah Facility Agreement

Name of Original Hedge Counterparties
[***]

[***]

[***]

[***]

[***]

SCHEDULE 2 CONDITIONS PRECEDENT

1	Obligors and DayOne Singapore

(a)	A copy of the constitutional documents of each Obligor.

(b)	A certified copy of a resolution of the board of directors of each Obligor:

(i)

approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;

(ii)	authorising a specified person or persons whose name and signature is set out in the resolution to execute on its behalf the Finance Documents to which it is a party on its behalf; and

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, a Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

(c)	A specimen signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A certificate from each Obligor (signed by a director) confirming:

(i)	that borrowing, financing, securing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, financing, guaranteeing or similar limits binding on it to be exceeded;

(ii)

that each copy document relating to it specified in this Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement;

(iii)	the specimen signatures referred to in paragraph (c) above; and

(iv)	the national registration identity card or the passport of each person authorised by the resolution referred to in paragraph (b) above.

(e)

Satisfactory results of the company and winding-up searches conducted at Companies Commission of Malaysia and the office of the Director General of Insolvency respectively, on the Obligors (save for the DayOne Parent and DayOne Singapore).

(f)

Satisfactory results of the bankruptcy searches conducted at the office of the Director General of Insolvency, on the authorised signatories (to the extent available) of the Company and each DayOne Company.

(g)	In respect of the DayOne Parent:

(i)	a copy of its register of directors and officers; and

(ii)	a certificate of good standing issued by the Registrar of Companies in the Cayman Islands.

(h)	In respect of DayOne Singapore:

(i)	a copy of the constitutional documents of DayOne Singapore.

(ii)	a certified copy of a resolution of the board of directors of DayOne Singapore:

(A)	approving the terms of, and the transactions contemplated by, the Subordination Deed and resolving that it executes, delivers and performs the Subordination Deed; and

(B)	authorising a specific person or persons to execute the Subordination Deed on its behalf; and

(iii)	a certificate of an authorised signatory of DayOne Singapore:

(A)	attaching a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii) above; and

(B)	certifying that each copy of the documents delivered under this Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect as at a date no earlier than the Subordination Deed.

2	Finance Documents

(a)	Each of the following documents duly executed by all the parties thereto and stamped:

(i)	this Agreement;

(ii)	the Offshore Facility Agreement;

(iii)	the Murabahah Facility Agreement;

(iv)	the Intercreditor Deed;

(v)	the Fee Letters;

(vi)	each of the following Security Documents:

(a)	the Assignment and Charge of Designated Accounts (Company);

(b)	the Assignment of Intercompany Loans/Advances; and

(c)	the Subordination Deed.

(b)	Each of the following Security Documents executed by the relevant Obligors and kept in escrow with Wong & Partners:

(i)	the Land Charges;

(ii)	the Debentures;

(iii)	the Share Charge; and

(iv)	the Assignment Documents (other than the Assignment of Intercompany Loans/Advances and the Assignment and Charge of Designated Accounts (Company).

(c)

The lodgement of the relevant Statements of Particulars to be Lodged with Charge (as prescribed by the Companies Commission of Malaysia) in respect of the charges created by the Assignment of Intercompany Loans/Advances, the Assignment and Charge of Designated Accounts (Company) with the Companies Commission of Malaysia and prior to the lodgement of the Statements of Particulars to be Lodged with Charge, a search conducted at the Companies Commission of Malaysia confirming that that there are no other charges that have been registered with the Companies Commission of Malaysia which would adversely affect the interest of the Finance Parties under this Agreement.

(d)

The Assignment of Intercompany Loans/Advances and the Assignment and Charge of Designated Accounts (Company) have been presented to the High Court of Malaya for registration of the power of attorneys clauses therein contained.

3	Legal opinions

(a)	A legal opinion in relation to Malaysian law from Wong & Partners addressed to the Finance Parties, substantially in the form distributed to the Finance Parties prior to signing this Agreement.

(b)

A legal opinion in relation to Singapore law from Baker & McKenzie Wong & Leow addressed to the Finance Parties, substantially in the form distributed to the Finance Parties prior to signing this Agreement.

(c)

A legal opinion in relation to Cayman Islands law from Harney Westwood & Riegels addressed to the Finance Parties, substantially in the form distributed to the Finance Parties prior to signing this Agreement.

4	Green Building Certifications

(a)

Preliminary Green Certification indicating alignment as a Eligible Green Project for Building [***] and Building [***] of NTP Plot 1 Project, Building [***] of NTP Plot 3 Project, Building [***] of NTP Plot 4 Project – Phase 1, and Buildings [***] within KTP Plot 1 Project.

(b)	Final Green Certifications for Building [***] within NTP Plot 1 Project, Building [***] within NTP Plot 2 Project and Building [***] within NTP Plot 2 Project.

5	Other documents and evidence

(a)

A certified true copy of approval from BNM in respect of the borrowing/obtaining financing of the Offshore Facility by the Company and each DayOne Company from the Offshore Financiers and (if applicable), the provision of guarantee/security by the relevant Obligors in respect of the Offshore Facility, and any other Authorisations or other document, opinion or assurance which the Common Terms Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document or for the creation, validity, perfection or priority of the Transaction Security.

(b)

A certified true copy of the electricity service agreement made or to be made between the Company or a DayOne Company and [***] in respect of each of the Development Projects evidencing that the power supply is sufficient to meet the power requirement of the Development Projects.

(c)	A certified true copy of all the necessary Authorisations required in relation to the Projects.

(d)	Evidence that each of the Project Accounts and the Designated Accounts (Company) have been opened with the applicable Account Bank.

(e)

Evidence that the relevant Professional Consultants have been appointed to the satisfaction of the Total Term Financiers for the purposes of rendering the relevant professional services in respect of the Development Projects.

(f)	A certified true copy of the financial model of the Company.

(g)

A certified true copy of the development/business plan in respect of the Projects with accompanying total cashflow forecasts, in the form and substance acceptable and agreeable to the Common Terms Agent (acting on the instructions of all the Total Term Financiers).

(h)	A copy of the projected cashflow forecasts in respect of the Projects duly certified by the Quantity Surveyor for the upcoming quarter.

(i)

A letter of confirmation or valuation report (where applicable) dated no more than three (3) months prior to the First Utilisation Date, issued by an Approved Valuer addressed to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) in respect of the latest available valuation reports in relation to the Projects, specifying the current market value of the Projects on an ‘as-is’ basis and a gross development value of the Projects on a completed basis using assumptions and methodologies reasonably acceptable to the Offshore Financiers and the Murabahah Financiers, and confirming the following:

(i)	the land value and the gross development value of the NTP Plot 1 Project are valued at no less than [***] and [***] respectively;

(ii)	the land value and the gross development value of the NTP Plot 2 Project are valued at no less than [***] and [***] respectively;

(iii)	the land value and the gross development value of the NTP Plot 3 Project are valued at no less than [***] and [***] respectively;

(iv)	the land value and the gross development value of the NTP Plot 4 Project – Phase 1 are valued at no less than [***] and [***] respectively; and

(v)	the land value and the gross development value of the KTP Plot 1 Project are valued at no less than [***] and [***] respectively.

(j)

A certified true copy of each of the Insurances/Takaful (to the extent not already assigned as security for the Existing Facilities) (in form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) with the Security Agent endorsed as loss payee.

(k)	The redemption statement cum undertaking (in form and substance acceptable to the Common Terms Agent) issued by the facility agents in respect of each of the Existing Facilities.

(l)

A certified true copy of the Service Agreements, the Material Contracts, the LOIs and the MOUs (as applicable) (each in the form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers)) in respect of the Development Projects.

(m)

Documentary evidence (in form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) confirming that an amount equivalent to at least thirty per cent. (30%) (or if the DayOne Parent IPO has occurred, thirty-five per cent. (35%)) of relevant DayOne Company’s capital expenditure in respect of the Current Financial Quarter (based on the latest Projected Capex Schedule submitted to the Common Terms Agent under Clause 14.8 (Projected Capex Schedule) has been funded via shareholders and/or inter-company advances, financings or loans granted to the relevant DayOne Company and such amount has been credited to the relevant Project Account to be utilised for payments of such DayOne Company’s capital expenditure for the Current Financial Quarter.

(n)	A certified true copy of the Original Financial Statements.

(o)

If applicable, a copy of the notice of assignment required to be sent under the Assignment of Intercompany Loans/Advances has been served on the relevant counterparty together with the original acknowledgement thereof.

(p)	A private caveat over the NTP Plot 1 Project Land, NTP Plot 2 Project Land and NTP Plot 3 Project Land has been lodged at the relevant land office.

(q)

Land search results in respect of each piece of the lands in respect of the Projects, satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers acting reasonably).

(r)

A legal memorandum of advice in relation to the People’s Republic of China law from Jingtian & Gongcheng addressed to the Finance Parties in relation to the National Development and Reform Commission of the People’s Republic of China approval requirement, substantially in the form distributed to the Finance Parties prior to signing this Agreement.

(s)

Such documentation and other evidence as the Common Terms Agent may require (for itself or on behalf of any Total Term Financiers) in order for the Common Terms Agent or such Total Term Financier to conduct and be satisfied with the results of all necessary “know your customer” and other similar procedures under its own internal procedures and all applicable laws and regulations that it is required to conduct.

(t)

Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 8 (Fees, Costs and Expenses) have been paid or will be paid in accordance with the timeline prescribed in the Fee Letters.

(u)

A written notice issued by the Company and the DayOne Companies confirming the details of performance and satisfaction of all undertakings in relation to the environmental and social compliance required under this Agreement.

(v)	A certified true copy of the Construction Plan.

(w)	A certified true copy of the certificates of completion and compliance in respect of the Buildings which have achieved completion and are ready-for-service within the Projects.

SCHEDULE 3

CONDITIONS SUBSEQUENT

The Company shall:

(a)	no later than seven (7) Business Days from the First Utilisation Date, ensure and procure that:

(i)	the following documents have been duly executed by the parties thereto:

(A)

the Debentures, the Share Charge and the Assignment Documents (other than the Assignment of Intercompany Loans/Advances, the Assignment and Charge of Designated Accounts (Company) and the Assignment and Charge of Project Account (DayOne Parent)); and

(B)	the Land Charge (NTP Plot 1 Project) and the Land Charge (NTP Plot 2 Project);

(ii)

all relevant discharge and release documents in respect of the security created to secure the Existing Facilities (“Existing Facilities – Discharge Documents”) have been executed by the parties thereto;

(iii)

a copy of the notice of assignment required to be sent under each of the Assignment Documents (other than the Assignment of Intercompany Loans/Advances, the Assignment and Charge of Designated Accounts (Company), the Assignment and Charge of Project Account (DayOne Parent), the Assignment of Material Contracts in respect of only any electricity supply agreements entered into between any DayOne Companies and [***] and the Assignment of Service Agreements in respect of only any service agreements entered into between any DayOne Companies and [***]) has been served on the relevant counterparty; and

(iv)	the deliverables as set out under Clause 3.2 (Deposit of documents) of the Share Charge have been delivered to the Common Terms Agent;

(b)	within thirty (30) Business Days from the First Utilisation Date, ensure and procure that the relevant Hedging Agreements have been duly executed by the parties thereto and stamped;

(c)	within thirty (30) Business Days from the First Utilisation Date, ensure and procure that:

(i)

the Debentures, the Share Charge, the Assignment Documents (other than the Assignment of Intercompany Loans/Advances, the Assignment and Charge of Designated Accounts (Company), the Assignment and Charge of Project Account (DayOne Parent)), the Land Charge (NTP Plot 1 Project) and the Land Charge (NTP Plot 2 Project) have been stamped;

(ii)

the relevant Statements of Particulars to be Lodged with Charge (as prescribed by the Companies Commission of Malaysia) in respect of the charges created by the Debentures, the Share Charge, the Assignment Documents (other than the Assignment of Intercompany Loans/Advances, the Assignment and Charge of Designated Accounts (Company) and the Assignment and Charge of Project Account (DayOne Parent), the Land Charge (NTP Plot 1 Project) and the Land Charge (NTP Plot 2 Project) have been lodged with the Companies Commission of Malaysia and prior to the lodgement of the Statement of Particulars to be Lodged with Charge, a search conducted at the Companies Commission of Malaysia confirming that that there are no other charges that have been registered with the Companies Commission of Malaysia which would adversely affect the interest of the Finance Parties under this Agreement;

(iii)

the Debentures, the Share Charge and the Assignment Documents (other than the Assignment of Intercompany Loans/Advances, the Assignment and Charge of Designated Accounts (Company) and the Assignment and Charge of Project Account (DayOne Parent)) have been presented to the High Court of Malaya for registration of the power of attorneys clauses therein contained;

(iv)	the Land Charge (NTP Plot 1 Project) and the Land Charge (NTP Plot 2 Project) have been presented at the relevant land office for registration;

(v)

the original acknowledgement to the notice of assignment required to be sent under the Assignment Documents (other than the Assignment of Intercompany Loans/Advances, the Assignment and Charge of Designated Accounts (Company), the Assignment and Charge of Project Account (DayOne Parent), the Assignment of Service Agreements, the Assignment of Material Contracts and the Assignment of Insurances/Takaful) has been delivered to the Security Agent; and

(vi)	the Existing Facilities – Discharge Documents referred to in (a)(ii) above have been stamped, filed and lodged with the relevant registries or authorities in Malaysia (as applicable); and

(d)	in respect of the Assignment and Charge of Project Account (DayOne Parent):

(i)

within seven (7) Business Days upon opening of the Project Account (DayOne Parent), ensure and procure that the Assignment and Charge of Project Account (DayOne Parent) has been duly executed by the parties thereto;

(ii)

within one (1) Business Day from the execution and dating of the Assignment and Charge of Project Account (DayOne Parent), ensure that a copy of the notice of assignment required to be sent under the Assignment and Charge of Project Account (DayOne Parent)) has been served on the relevant counterparty; and

(iii)

within thirty (30) Business Days from the date of the Assignment and Charge of Project Account (DayOne Parent), ensure that the original acknowledgement to the notice of assignment required to be sent under the Assignment and Charge of Project Account (DayOne Parent) has been delivered to the Security Agent;

(e)	no later than 31 March 2026, ensure and procure that:

(i)	the Land Charge (NTP Plot 4 Project) and the Land Charge (KTP Plot 1 Project) have been duly executed by the parties thereto and stamped;

(ii)

the Statement of Particulars to be Lodged with Charge (as prescribed by the Companies Commission of Malaysia) in respect of the charge created by the Land Charge (NTP Plot 4 Project) and the Land Charge (KTP Plot 1 Project) have been lodged with the Companies Commission of Malaysia;

(iii)	the Land Charge (NTP Plot 4 Project) and the Land Charge (KTP Plot 1 Project) have been presented at the relevant land office for registration;

(f)	no later than 31 December 2025, ensure and procure that:

(i)	the Land Charge (NTP Plot 3 Project) has been duly executed by the parties thereto and stamped;

(ii)

the Statement of Particulars to be Lodged with Charge (as prescribed by the Companies Commission of Malaysia) in respect of the charge created by the Land Charge (NTP Plot 3 Project) has been lodged with the Companies Commission of Malaysia; and

(iii)	the Land Charge (NTP Plot 3 Project) has been presented at the relevant land office for registration;

(g)	no later than 30 September 2026, ensure and procure that:

(i)	the Land Charge (KTP Plot 2 Project) has been duly executed by the parties thereto and stamped;

(ii)

the Statement of Particulars to be Lodged with Charge (as prescribed by the Companies Commission of Malaysia) in respect of the charge created by the Land Charge (KTP Plot 2 Project) has been lodged with the Companies Commission of Malaysia; and

(iii)	the Land Charge (KTP Plot 2 Project) has been presented at the relevant land office for registration;

(h)

within three (3) Months from the date of the Assignment of Insurances/Takaful, ensure that the relevant original acknowledgements to the notices of assignment in respect of the Assignment of Insurances/Takaful have been delivered to the Security Agent;

(i)

within six (6) Months from the date of the Assignment of Material Contracts, ensure that a copy of the notice of assignment required to be sent to [***] in relation to any electricity supply agreements entered into by any DayOne Companies and [***] under the Assignment of Material Contracts has been served on [***] and the original acknowledgement has been delivered to the Security Agent;

(j)

within six (6) Months from the date of the Assignment of Service Agreements, ensure that a copy of the notice of assignment required to be sent to [***] in relation to any service agreements entered into by any DayOne Companies and [***] under the Assignment of Service Agreements has been served on [***] and the original acknowledgement has been delivered to the Security Agent;

(k)

within six (6) Months from the date of the Assignment of Service Agreements and the Assignment of Material Contracts, ensure that the relevant original acknowledgements to the notices of assignment in respect of the Assignment of Service Agreements and the Assignment of Material Contracts have been delivered to the Security Agent;

(l)

within three (3) Months from the first Utilisation Date, deliver a certified true copy of each of the Insurances/Takaful dated no later than three (3) Months from the first Utilisation Date (to the extent not already provided under Schedule 2 (Conditions Precedent) (in form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) with the Security Agent endorsed as loss payee;

(m)	no later than 30 September 2025, provide the Final Green Certification for Building [***] and Building [***] within the NTP Plot 1 Project;

(n)	no later than 3 Months from the first Utilisation Date, provide Preliminary Green Certification indicating alignment as an Eligible Green Project for Building [***] within the KTP Plot 1 Project;

(o)

no later than 12 Months from Completion of the relevant Building, provide the Final Green Certification for Building [***] of NTP Plot 3 Project, Building [***] of NTP Plot 4 Project – Phase 1, and each of the Buildings within KTP Plot 1 Project;

(p)

no later than three (3) Months from the first Utilisation Date, deliver a copy of the valuation report dated no later than 3 Months from the first Utilisation Date, issued by an Approved Valuer addressed to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) in respect of the KTP Plot 2 Project, specifying the current market value of the KTP Plot 2 Project on an ‘as-is’ basis and a gross development value of the KTP Plot 2 Project on a completed basis using assumptions and methodologies reasonably acceptable to the Offshore Financiers and the Murabahah Financiers, and confirming the land value and the gross development value of the KTP Plot 2 Project; and

(q)

no later than four (4) Months from the first Utilisation Date, deliver a copy of the valuation report dated no later than 3 Months from the first Utilisation Date, issued by an Approved Valuer addressed to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) in respect of the NTP Plot 4 Project – Phase 2, specifying the current market value of the NTP Plot 4 Project – Phase 2 on an ‘as-is’ basis and a gross development value of the NTP Plot 4 Project – Phase 2 on a completed basis using assumptions and methodologies reasonably acceptable to the Offshore Financiers and the Murabahah Financiers, and confirming the land value and the gross development value of the NTP Plot 4 Project – Phase 2.

SCHEDULE 4

UTILISATION REQUEST

From:	[Company / DayOne Company]

To:	[Common Terms Agent]

[Offshore Facility Agent] and

[Murabahah Facility Agent]

Dated:

Re: WG DATA HUB SDN. BHD. / DAYONE USD4,100,000,000 OFFSHORE FACILITY AND RM13,000,000,000 MURABAHAH FACILITY – Offshore Facility Agreement dated [•], Murabahah Facility Agreement dated [•] and Common Terms Agreement dated [•]

1.

We refer to the Offshore Facility Agreement, the Murabahah Facility Agreement and the Common Terms Agreement. This is a Utilisation Request. Terms defined in the Common Terms Agreement shall have the same meaning in this Utilisation Request.

2.	We wish to make a Utilisation on the following terms:

Proposed Utilisation Date:	[•] (or, if that is not a Business Day, the next Business Day)

Currency of Utilisation:	Ringgit Malaysia

Amount:	[ ] or, if less, the Available Facility

Interest Period / Profit Period:	[ ]

3.

We confirm that each condition specified in clause 4.2 (Further conditions precedent) of the Common Terms Agreement, clause 4.2 (Further conditions precedent) of the Offshore Facility Agreement and clause 4.2 (Further conditions precedent) of the Murabahah Facility Agreement, including the compliance with the applicable Security Margin Ratio, is satisfied on the date of this Utilisation Request and will remain satisfied on the proposed Utilisation Date.

4.	We further enclose in the Appendix of this Utilisation Request, a copy of the Drawdown/Disbursement Allocation Table.

5.	The proceeds of this Utilisation should be credited to [the account in the name of the Company/DayOne Company] and meet the requirements pursuant to clause 3.1 (Purpose) of the Common Terms Agreement.

6.	This Utilisation Request is irrevocable.

Yours faithfully
For and on behalf of
[Company / DayOne Company]

Authorised Signatory

Appendix

[to insert Drawdown/Disbursement Allocation Table format]

SCHEDULE 5

SELECTION NOTICE

From:	[Company / DayOne Company]

To:	[Common Terms Agent]

[Offshore Facility Agent] and

[Murabahah Facility Agent]

Dated:

Re: WG DATA HUB SDN. BHD. / DAYONE USD4,100,000,000 OFFSHORE FACILITY AND RM13,000,000,000 MURABAHAH FACILITY – Offshore Facility Agreement dated [•], Murabahah Facility Agreement dated [•] and Common Terms Agreement dated [•]

1.

We refer to the Offshore Facility Agreement, the Murabahah Facility Agreement and the Common Terms Agreement. This is a Selection Notice. Terms defined in the Common Terms Agreement shall have the same meaning in this Selection Notice.

2.	We refer to the following [Loan / Disbursement] with an Interest Period / a Profit Period ending on [ ].

3.	We request that the next Interest Period / Profit Period for the above [Loan / Disbursement] is [ ].

4.	This Selection Notice is irrevocable.

Yours faithfully
For and on behalf of
[Company / DayOne Company]

Authorised Signatory

SCHEDULE 6

FORM OF ACCORDION INCREASE REQUEST

From:	[Company / DayOne Company]

To:	[Common Terms Agent], [Offshore Facility Agent] and [Murabahah Facility Agent]

Copy:	[MLABs]

Dated:

Dear Sirs

Re: WG DATA HUB SDN. BHD. – Common Terms Agreement dated [•] (the “Common Terms Agreement”)

1.

We refer to the Common Terms Agreement. This is an Accordion Increase Request. Terms defined in the Common Terms Agreement have the same meaning in this Accordion Increase Request unless given a different meaning in this Accordion Increase Request.

2.	We hereby request an Accordion Facility Commitment on the following proposed terms:

Proposed Accordion Increase Effective Date: [   ] (or, if that is not a Business Day, the next Business Day)

Accordion Facility Commitment: [   ]

3.	The allocation for each Accordion Financier in respect of the Accordion Facility Commitment is set out below:

Accordion Financier	Accordion Facility Commitment

[ ]	[ ]

[ ]	[ ]

4.	We hereby confirm that no Event of Default is continuing or would occur as a result of the Accordion Increase.

5.	This Accordion Increase Request is irrevocable.

6.	This Accordion Increase Request is governed by and shall be construed in accordance with Singapore law.

Yours faithfully

Directors/Authorised Signatory For and on behalf of
[Company / DayOne Company]

SCHEDULE 7

FORM OF ACCORDION INCREASE ACCESSION AGREEMENT

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) / DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)) / DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437(1491134-T)) / DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

(Registration No. 202201045776 (1491473-T)) – Common Terms Agreement dated [•] 2025 (the “Common Terms Agreement”), Offshore Facility Agreement dated [•] 2025 (the “Offshore Facility Agreement”) and Murabahah Facility Agreement dated [•] 2025 (the “Murabahah Facility Agreement”)

This Agreement is dated and is made between:

(1)

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)) (the “Company”), DAYONE DATA CENTERS MALAYSIA I SDN. BHD. (Registration No. 202101022855 (1423155-H)), DAYONE DATA CENTERS MALAYSIA II SDN. BHD. (Registration No. 202201045437(1491134-T)) and DAYONE DATA CENTERS MALAYSIA III SDN. BHD. (Registration No. 202201045776 (1491473-T)) (each a “DayOne Company” and together with the Company, the “Companies”);

(2)	MAYBANK INVESTMENT BANK BERHAD, as common terms agent (the “Common Terms Agent”);

(3)	[STANDARD CHARTERED BANK (HONG KONG) LIMITED, as offshore facility agent (the “Offshore Facility Agent”);]

(4)	[MAYBANK INVESTMENT BANK BERHAD, as Murabahah facility agent (the “Murabahah Facility Agent”);] and

(5)	The Accordion Financiers as define below (the “Accordion Financiers”).

RECITALS

(A)

The parties other than the Accordion Financiers are party to the Common Terms Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement and it is proposed that the Accordion Financiers accede to the Common Terms Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement in connection with the Accordion Increase.

(B)

In accordance with Clause 2.2 ( Increase – Accordion Option) of the Common Terms Agreement, the parties propose to effect an Accordion Increase to enable the Companies to utilise the Accordion Facility Commitment on the terms set out in this Agreement and the Finance Documents.

IT IS AGREED

1.	Defined terms and interpretation

Terms used in the Common Terms Agreement shall have the same meaning in this Agreement. In this document the following definitions apply unless the context indicates otherwise:

“Accordion Financiers” means each of the parties listed under the heading “Accordion Financier” in the Annex.

“Accordion Increase Effective Date” has the meaning given to such term in the Common Terms Agreement.

2.	Amendments to the Common Terms Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement

This Agreement is supplemental to the Common Terms Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement, and the provisions of the Common Terms Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement will, on and from the date of this Agreement be amended by this Agreement. The provisions of the Common Terms Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement will, except as amended by this Agreement, continue in full force and effect.

3.	Accordion Facility terms

(a)	The Availability Period for the Accordion Facility shall be the period from and including the Accordion Increase Effective Date to and including the date which is [•].

(b)	The Companies shall apply all amounts borrowed/financed amounts obtained by it under the Accordion Facility towards the purposes as set out in the Common Terms Agreement.

(c)	The Margin in respect of the Accordion Facility shall be [•] per cent. per annum in respect of the Offshore Facility, and [•] per cent. per annum in respect of the Murabahah Facility.

(d)	The Accordion Facility shall be paid or repaid in the following manner:

[•payment/repayment schedule to be agreed between the Company and the Joint Coordinators provided always that the Final Maturity Date shall remain the same as the Initial Term Facilities].

4.	Accession and acknowledgment

(a)

In accordance with Clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement, the Companies and the Finance Parties agree to each Accordion Financier acceding to the Common Terms Agreement, the Offshore Facility Agreement and the Murabahah Facility Agreement with effect from and including the Accordion Increase Effective Date, with each Accordion Financier having the corresponding rights and obligations.

(b)

Each Accordion Financier confirms that it has notified the Common Terms Agent in writing of its Facility Office and address, fax number and attention particulars for notices for the purposes of clause 24.2 (Addresses) of the Common Terms Agreement.

(c)

Each Accordion Financier expressly acknowledges that it is the responsibility of such Accordion Financier to ascertain whether any document is required or any formality or other condition requires to be satisfied to effect or perfect the accession contemplated by this Agreement or otherwise to enable the Accordion Financier to enjoy the full benefit of each Finance Document.

(d)	Each Accordion Financier confirms that is it an Accordion Financier within the meaning of Clause 2.2 (Increase – Accordion Option) and that it is not an Affiliate of any of the Companies.

(e)

Each Accordion Financier acknowledges having received a copy of, and approved, the Finance Documents, together with all other documents and information it requires in connection with this Agreement, before signing this Agreement.

5.	Representations and warranties

Each party repeats the representations and warranties made by it in the Common Terms Agreement as at the date of this Agreement.

6.	Notices and other communications

The notice details of each Accordion Financier for the purposes of the Finance Documents are those notified in writing to the Common Terms Agent on or prior to the date on which it becomes a party.

7.	Counterparts

This Agreement may be executed in any number of counterparts. Each counterpart is an original but the counterparts together are one and the same instrument.

8.	Governing law

This Agreement is governed by and shall be construed in accordance with [Singapore law/Malaysian law].

THE ANNEX

Accordion Financiers and Accordion Facility Commitment

Name of Accordion Financier	Accordion Facility Commitment
[•]	RM[•]
[•]	RM[•]

Note: It is each Accordion Financier’s responsibility to ascertain whether any other document is required, or any formality or other condition is required to be satisfied, to effect or perfect the accession contemplated in this Accordion Increase Accession Agreement to give the Accordion Financier full enjoyment of all the Finance Documents.

Executed as a deed by: [Execution blocks to be updated for each party]

The Companies (**to provide for each of the Companies**)

The Common Seal of	)
[ ]	)
(Registration Number [ ]))
was hereunto affixed in the presence of:	)

Director	Director / Secretary

The Common Terms Agent

SIGNED AND DELIVERED BY

For and on behalf of

MAYBANK INVESTMENT BANK BERHAD

[The Offshore Facility Agent

SIGNED AND DELIVERED BY

For and on behalf of

STANDARD CHARTERED BANK (HONG KONG) LIMITED]

[The Murabahah Facility Agent

SIGNED AND DELIVERED BY

For and on behalf of

MAYBANK INVESTMENT BANK BERHAD]

The Accordion Financiers

[SIGNED AND DELIVERED BY

For and on behalf of

[ACCORDION FINANCIERS] as [an][the] Accordion Financier

SCHEDULE 8

FORM OF TRANSFER CERTIFICATE

To:	[Common Terms Agent]

[Offshore Facility Agent] and/or

[Murabahah Facility Agent]

From:	[The Existing Finance Party] (the “Existing Finance Party”) and [The New Finance Party] (the “New Finance Party”)

Dated:

Common Terms Agreement dated [•] relating to USD4,100,000,000 Offshore Facility and RM13,000,000,000 Murabahah Facility with an accordion facility (the “Agreement”)

1.

We refer to the Agreement. This is a Transfer Certificate in relation to the Facilities. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.	We refer to Clause 19.5 (Procedure for transfer):

(a)

The Existing Finance Party and the New Finance Party agree to the Existing Finance Party transferring to the New Finance Party by novation and in accordance with Clause 19.5 (Procedure for transfer) all of the Existing Finance Party’s rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Finance Party’s Commitment and participation in the Facilities under the Agreement as specified in the Schedule.

(b)	The proposed Transfer Date is [ ].

(c)

The Facility Office address, email address, fax number and attention details for notices of the New Finance Party for the purposes of Clause 24.2 (Addresses) are set out in the Schedule. The New Finance Party expressly acknowledges the limitations on the Existing Finance Party’s obligations set out in paragraph (c) of Clause 19.4 (Limitation of responsibility of Existing Finance Party).

3.	The New Finance Party confirms that the New Finance Party is not an Obligor or an Affiliate of an Obligor.

4.

[By signing this Transfer Certificate, the New Finance Party and the Existing Finance Party confirm to the Common Terms Agent and the Offshore Facility Agent / the Murabahah Facility Agent that the Obligors’ consent has been obtained.] [Note: Only applicable if Obligors’ consent is required for such transfer.]

5.	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

6.	This Transfer Certificate is governed by and shall be construed in accordance with Singapore law.

7.	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Note:

The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Finance Party’s interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Finance Party to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Finance Party’s Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Commitment/rights and obligations under the Facilities to be transferred

[insert relevant details]

Administration Details:

Facility Office [●]

Address: [●]

Telephone: [●]

Facsimile: [●]

Email: [●]

Details of USD/foreign currency account designated: [●]

For payment purposes (if applicable): [●]

Correspondence Bank: [●]

Swift Code: [●]

Account Bank (if applicable): [●]

Account Bank Swift Code (if applicable): [●]

Account Name: [●]

Account Number: [●]

Ref: [●]

Attn: [●]

[Existing Finance Party]	[New Finance Party]

By:	By:

This Transfer Certificate is accepted by the Common Terms Agent the Offshore Facility Agent, the Murabahah Facility Agent and the Security Agent, and the Transfer Date is confirmed as [  ].

[Common Terms Agent]

By:

[[Offshore Facility Agent]

By:]

[[Murabahah Facility Agent]

By:]

SCHEDULE 9

FORM OF ASSIGNMENT AGREEMENT

To:	[Common Terms Agent]

[[Offshore Facility Agent]]

[[Murabahah Facility Agent]] and

WG DATA HUB SDN. BHD. as Company, for and on behalf of each Obligor

From:	[the Existing Finance Party] (the “Existing Finance Party”) and [the New Finance Party] (the “New Finance Party”)

Dated:

Common Terms Agreement dated [•] relating to USD4,100,000,000 Offshore Facility and RM13,000,000,000 Murabahah Facility with an accordion facility (the “Agreement”)

1.

We refer to the Agreement. This is an Assignment Agreement in relation to the Facilities. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2.	We refer to Clause 19.6 (Procedure for assignment):

(a)

The Existing Finance Party assigns absolutely to the New Finance Party all the rights of the Existing Finance Party under the Agreement and the other Finance Documents which relate to that portion of the Existing Finance Party’s commitment and participations in the relevant Facility under the Agreement as specified in the Schedule.

(b)

The Existing Finance Party is released from all the obligations of the Existing Finance Party which correspond to that portion of the Existing Finance Party’s commitment and participations in the relevant Facility under the Agreement specified in the Schedule.

(c)	The New Finance Party becomes a Party as a Finance Party and is bound by obligations equivalent to those from which the Existing Finance Party is released under paragraph (b) above.

3.	The proposed Transfer Date is [ ].

4.	On the Transfer Date the New Finance Party becomes Party to the Finance Documents as a Finance Party.

5.

[By signing this Assignment Agreement, the New Finance Party and the Existing Finance Party confirm to the Common Terms Agent and the Offshore Facility Agent / the Murabahah Facility Agent that the Obligors’ consent has been obtained.] [Note: Only applicable if Obligors’ consent is required for such assignment.]

6.	The Facility Office address, email address, fax number and attention details for notices of the New Finance Party for the purposes of Clause 24.2 (Addresses) are set out in the Schedule.

7.

The New Finance Party expressly acknowledges the limitations on the Existing Finance Party’s obligations set out in paragraph (c) of Clause 19.4 (Limitation of responsibility of Existing Finance Party).

8.	The New Finance Party confirms that the New Finance Party is not an Obligor or an Affiliate of an Obligor.

9.

This Assignment Agreement acts as notice to the Common Terms Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 19.7 (Copy of Transfer Certificate or Assignment Agreement to Company), to the Company (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

10.	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

11.	This Assignment Agreement is governed by and shall be construed in accordance with Singapore law.

12.	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

THE SCHEDULE

Rights to be assigned and obligations under the Facilities to be released and undertaken

[insert relevant details]

Administration Details:

Facility Office [●]

Address: [●]

Telephone: [●]

Facsimile: [●]

Email: [●]

Details of USD/foreign currency account designated: [●]

For payment purposes (if applicable): [●]

Correspondence Bank: [●]

Swift Code: [●]

Account Bank (if applicable): [●]

Account Bank Swift Code (if applicable): [●]

Account Name: [●]

Account Number: [●]

Ref: [●]

Attn: [●]

[Existing Finance Party]	[New Finance Party]

By:	By:

This Assignment Agreement is accepted by the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent and the Security Agent, and the Transfer Date is confirmed as [ ].

Signature of this Assignment Agreement by the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent and the Security Agent constitutes their respective confirmation of receipt of notice of the assignment referred to herein, which notice the Common Terms Agent, the Offshore Facility Agent, the Murabahah Facility Agent and the Security Agent receive on behalf of each other Finance Party.

[Common Terms Agent]

By:

[[Offshore Facility Agent]

By:[

[[Murabahah Facility Agent]

By:]

Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Finance Party’s interest in the Security in all jurisdictions. It is the responsibility of the New Finance Party to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Finance Party’s Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

SCHEDULE 10

FORM OF COMPLIANCE CERTIFICATE

To:	[•], as Common Terms Agent

From: WG DATA HUB SDN BHD, as Company

Dated: [ ]

Dear Sirs,

Common Terms Agreement dated [ ] (the “Agreement”) relating to a USD4,100,000,000 Offshore Facility and a RM13,000,000,000 Murabahah Facility, with an accordion facility

1.

We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2.	We confirm that:

(a)	the Consolidated Tangible Net Worth (Company) is [ ];

(b)	its Finance Service Coverage Ratio is [ ]; and

(c)	its Net Leverage Ratio is [ ]; and

(d)	the Security Margin is [ ].

3.	We set out below calculations establishing the figures in paragraph 2:

[   ].

4.	We confirm that the amounts in each Account have been applied in accordance with Clause 17 (Accounts Undertakings).

5.	[We confirm that no Default is continuing.]*

Signed:
Authorised Signatory Of
[Company]

*	If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

SCHEDULE 11

GREEN LOAN/FINANCING PRINCIPLES MEMORANDUM

This Green Loan/Financing Principles Memorandum (“this Memorandum”) sets out how the Company and each DayOne Companies shall utilise the Offshore Facility and the Murabahah Facility upon the occurrence of any Green Project Classification Event(s) under the common terms agreement, as amended and supplemented from time to time (“Common Terms Agreement”) for the purpose of the Green Facility as provided therein.

Terms defined in the Common Terms Agreement shall have the same meaning when used in this Memorandum, unless a contrary indication appears.

The Green Facility is in alignment with the “Green Loan Principles” jointly issued by the Loan Market Association, the APLMA and the Loan Syndications and Trading Association in March 2025, as updated from time to time. This Memorandum follows the following core components of those principles, which are:

1.	Use of Proceeds;

2.	Process for Project Evaluation and Selection;

3.	Management of Proceeds; and

4.	Reporting.

This Memorandum may be updated from time to time in accordance with the “Green Loan Principles” published by the Loan Market Association, the APLMA and the Loan Syndications and Trading Association.

1.	Use of Proceeds, Process for Project Evaluation and Selection

In line with Clause 16.23 (Green Project Classification Event(s)).

2.	Management of Proceeds

(a)

The Company and each DayOne Company shall ensure that the proceeds of the Green Facility are credited to a dedicated bank account or otherwise tracked by the Company and each DayOne Company in an appropriate manner, so as to maintain transparency and to promote the integrity of the Green Facility.

(b)

The Company and each DayOne Company shall track the proceeds of the Green Facility in an appropriate manner so as to ensure that such proceeds will be applied in accordance with paragraph 1 (Use of Proceeds) and the Green Loan/Financing Principles.

(c)

The Company and each DayOne Company shall maintain policies and procedures to enable it to track the allocation of funds towards the Project financed with the loans/financings and monitor and evaluate on an on-going basis, in accordance with indicators acceptable to the Common Terms Agent to ensure that the Project fits within the Green Loan/Financing Principles.

(d)	The Company and each DayOne Company shall keep proper accounting records and make them available for inspection by the relevant Finance Parties (if required) during the tenure of the Facility.

(e)

If the Company and each DayOne Company fail to comply with any of provision of this paragraph 2, the Common Terms Agent (acting on the instructions of the Green Financing Coordinators or the Majority Total Term Financiers) may carry out any third party verifications or audits that it considers reasonably necessary to confirm compliance by the Company and each DayOne Companies with its obligations under the Finance Documents. The terms of reference of any audit shall be subject to the prior approval of the Common Terms Agent (acting on the instructions of the Green Financing Coordinators or the Majority Total Term Financiers).

3.	Reporting

(a)

The Company and each DayOne Company will demonstrate the alignment of the Utilisation with the key features of the Green Loan/Financing Principles by way of the reporting requirements set out in this paragraph 3.

(b)	The Company and each DayOne Company undertake to promptly provide:

(i)	the Green Building Certification of the Building and (upon expiry of the Green Building Certification) the renewal certificate to the Common Terms Agent; and

(ii)

all information and documents (including but not limited to those relating to acceptable accreditation, certification body or government agency, technical reports or other supporting documents) as reasonably requested by the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) from time to time:

(A)	in relation to the Green Building Certification of the Building;

(B)	in relation to the performance metrics articulation water usage and electricity usage of the Project; and

(C)	for the purposes of monitoring compliance with the Green Loan/Financing Principles or this Memorandum.

(c)

Without prejudice to paragraph 3(a) above, on an annual basis starting from the First Utilisation Date, the Company and each DayOne Company shall, within 30 days from each anniversary date, make available an impact statement substantially in the form set out in the Appendix (Form of Impact Statement) (or in such other form as is acceptable to the Common Terms Agent) to the Common Terms Agent containing the following information:

(i)	details of the Building which the proceeds of the Green Facility are applied;

(ii)	amount of the Green Facility proceeds allocated;

(iii)	confirmation that the Building has maintained or improved its Green Building Certification; and

(iv)	confirmation that the Company and each DayOne Companies are currently in compliance with the Green Loan/Financing Principles and this Memorandum.

(d)	The Company and each DayOne Company shall notify the Common Terms Agent in writing no later than five (5) days after the occurrence of a Declassification Event.

(e)

In the case of the Company and each DayOne Company’s failure to provide the confirmation within the stipulated time limit and/or the occurrence of a Declassification Event, each outstanding drawdown/disbursement which is a Green Facility shall, with immediate effect, be declassified as a Green Facility. The Common Terms Agent (acting on the instructions of the Majority Total Term Financiers) shall notify the Company and each DayOne Company of any declassification pursuant to this paragraph.

(f)

From the date on which a Facility is declassified as a Green Facility, the Company and each DayOne Company shall, as soon as reasonably practicable and in any event within seven (7) days of notice from the Common Terms Agent (acting on the instructions of the Majority Total Term Financiers):

(i)	remove any references in any public list, league table or similar publication that such Green Facility complies with the Green Loan/Financing Principles, or is otherwise “Green”;

(ii)	cease representing in all internal and external communications, marketing or publications that a Facility (or the relevant part thereof) is a Green Facility; and

(iii)	ensure that all material, publications and information it publishes relating to that Facility (or the relevant part thereof) no longer refers to it as a Green Facility,

to the extent practically possible, after using its best endeavours to procure the same.

(g)	For the avoidance of doubt:

(i)	the occurrence of a Declassification Event shall not constitute a Default or an Event of Default under the Common Terms Agreement; and

(ii)	a breach of paragraphs 1, 2 and 3 shall not constitute an Event of Default under the Common Terms Agreement.

(h)	“Declassification Event” means any of the following event:

(i)

the Company and the DayOne Companies fail to, by the date falling 48 Months after the First Utilisation Date, apply at least RM8,000,000,000 (or equivalent) of the proceeds of the Facilities towards Eligible Green Projects;

(ii)

any representation, warranty or statement made or given or deemed to be made or given by the Company and each DayOne Company under or in connection with this Memorandum proves to have been incorrect or misleading in any material respect when made or deemed to be made;

(iii)

the Company and each DayOne Company fails to comply with any of the provisions in this Memorandum or any determination by the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers) that such event has occurred;

(iv)

the Facility is no longer (or may no longer be) in compliance with the Green Loan/Financing Principles or any determination by the Common Terms Agent (acting on the instruction of the Majority Total Term Financiers) that such event has occurred; or

(v)

an External Reviewer revokes, withdraws or amends its second party opinion in a form or manner which is unsatisfactory to the Majority Total Term Financiers or refuses to review any annual report required under Green Loan/Financing Reporting.

4.	Third party challenges

(a)

The Company and each DayOne Company shall promptly notify the Green Financing Coordinators in writing if, at any time, the Company and each DayOne Company becomes aware of any challenge by a third party on reasonable grounds that a Green Facility is no longer in compliance with the Green Loan/Financing Principles or this Memorandum.

(b)	In the case of the event described in paragraph 4(a) above, any Party may require any other Party to:

(i)	remove any references in any public list, league table or similar publication that such Green Facility complies with the Green Loan/Financing Principles, or is otherwise “Green”;

(ii)	cease representing in all internal and external communications, marketing or publications that a Facility (or the relevant part thereof) is a Green Facility; and

(iii)	ensure that all material, publications and information it publishes relating to that Facility (or the relevant part thereof) no longer refers to it as a Green Facility,

to the extent practically possible, after using its best endeavours to procure the same.

APPENDIX

FORM OF IMPACT STATEMENT

To:	[Common Terms Agent] as Common Terms Agent

From:	[Company / a DayOne Company]

Date:

WG DATA HUB SDN BHD Common Terms Agreement dated [ ] (the “Agreement”) relating to a USD4,100,000,000 Offshore Facility and a RM13,000,000,000 Murabahah Facility, with an accordion facility

1.	Terms defined in the Common Terms Agreement have the same meaning in this impact statement unless given a different meaning in this impact statement.

2.	In accordance with Schedule 11 (Green Loan/Financing Principles Memorandum) of the Agreement, we confirm that:

(a)

we have provided the Common Terms Agent with/ [enclose with this impact statement] the supporting evidence stipulated in paragraph 3(b) of Schedule 11 (Green Loan/Financing Principles Memorandum) of the Agreement;

(b)	the allocation and annual environmental and social performance of the Building are as follows:

Building	Power usage effectiveness	Latest rating from Green Building Certification
Building [***] within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the NTP [***]

Each Building within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the NTP [***]

Building [***] within the KTP [***]

Building [***] within the KTP [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Building [***] within the [***]

Others

*	The currency exchange rate is 1USD = RM [●]

(c)	The cumulative amount utilized for the Eligible Green Project is RM [●].

(d)

we expect to allocate at least RM8,000,000,000 (or equivalent) of proceeds of the Facilities towards financing / refinancing Buildings which achieve a Green Building Certification at LEED “Gold” level or above as recognised and certified by the U.S. Green Building Council within 48 Months from the First Utilisation Date; and

(e)

we confirm that the use of the proceeds of the Facilities is currently in compliance with the Green Loan Principles and Clause 14.9 (Green Certifications); Clause 16.23(Green Project Classification Event(s)) and the Green Loan / Financing Principles Memorandum.

Yours faithfully

For and on behalf of
WG DATA HUB SDN BHD
(Registration No. 202301048472 (1542386-H))

Authorised Signatory

SCHEDULE 12

HEDGING PROVISIONS

1.	Definitions

In this Schedule:

“2002 ISDA Master Agreement” means the 2002 Master Agreement as published by the International Swaps and Derivatives Association, Inc.

“Automatic Early Termination” means the termination or close-out of any hedging transaction prior to the maturity of that hedging transaction which is brought about automatically by the terms of the relevant Hedging Agreement and without any party to the relevant Hedging Agreement taking any action to terminate that hedging transaction.

“Early Termination Date” means an Early Termination Date as defined in the relevant Hedging Agreement.

“Enforcement Action” has the meaning prescribed in the Intercreditor Deed.

“Hedging Enforcement Action” means any action of any kind to:

(a)

demand payment, declare an Event of Default (as defined in the ISDA Master Agreement), declare prematurely due and payable or otherwise seek to accelerate payment of or place on demand all or any part of any amounts owed/due and payable by the Company and/or any DayOne Company to the Hedge Counterparty under a Hedging Agreement;

(b)	recover all or any part of any amounts owed/due and payable by the Company and/or any DayOne Company to the Hedge Counterparty under a Hedging Agreement;

(c)	exercise or enforce any right under any guarantee or any right in respect of any Security or guarantee, in each case granted under the Finance Documents;

(d)	petition for (or take or support any other step which may lead to) any event described in Clause 18.6 (Insolvency) or Clause 18.7 (Insolvency proceedings);

(e)	sue, claim or bring any legal action or suit against any Obligor; or

(f)

designate an Early Termination Date under any Hedging Agreement, or terminate, or close out any transaction under, any Hedging Agreement, prior to its stated maturity or demand payment of any amount which would become payable on or following an Early Termination Date or any such termination or close-out.

“Interest/Profit Rate/FX Hedging” means, in relation to a Hedge Counterparty at any time, and in relation to interest rate, profit rate or currency exchange rate hedging transactions at any time in effect as Hedging Arrangements, the aggregate of the notional amounts, asset quantities or currency amounts (as applicable) of the interest rate, profit rate or currency exchange rate hedging transactions which are, at that time, in effect under a Hedging Agreement to which that Hedge Counterparty and the Company and/or a DayOne Company are party (determined separately in respect of the particular type of hedging).

“Interest/Profit Rate/FX Hedging Proportion” means, in relation to a Hedge Counterparty and that Hedge Counterparty’s Interest/Profit Rate/FX Hedging, the proportion (expressed as a percentage) borne by that Hedge Counterparty’s Interest/Profit Rate/FX Hedging to the Total Interest/Profit Rate/FX Hedging (determined separately in respect of the particular type of hedging).

“ISDA Master Agreement” means a 2002 ISDA Master Agreement.

“Over-hedged” means, in relation to a Facility or any part thereof, the obligation of the Company and/or any DayOne Company, in respect of any Hedging Arrangement entered into under a Hedging Agreement for the purpose of managing interest rate, currency exchange rate and/or profit rate risk in relation to that Facility or any part thereof, to close out or terminate, in whole or in part, any transaction by reason of a requirement to reduce the notional amount, currency amount or asset quantity thereunder by reason of it exceeding (or which would exceed, if a prepayment were then made) a specified amount, percentage or other stipulated threshold of the principal amount of the relevant Facility or the relevant part thereof to which that Hedging Agreement is designated to relate including by reason of a requirement under Clause 16.24(c) (Hedging Arrangements) of this Agreement.

“Permitted Hedging Action” means any termination, close-out, amendment or payment required by the Company, a DayOne Company or a Hedge Counterparty to reduce any amount hedged under the Hedging Agreements in the event where (a) the Total Interest/Profit Rate/FX Hedging for a Facility exceeds the Total Principal Outstanding for that Facility, or (b) following a prepayment of a principal amount under this Agreement, the Offshore Facility Agreement or the Murabahah Facility Agreement, so as to ensure the Company and each DayOne Company is not Over-hedged, provided that each such reduction will be on a pro rata basis across the Hedge Counterparties based on the Interest/Profit Rate/FX Hedging Proportion of each Hedge Counterparty in respect of the particular type of hedging prior to such excess.

2.	Hedging Agreements

(a)	Each Hedging Agreement will:

(i)	be based on an ISDA Master Agreement;

(ii)	(in respect of each transaction) shall be scheduled for a term not exceeding the Final Maturity Date; and

(iii)

provide that the relevant Hedge Counterparty shall be entitled to and, if so requested by the Common Terms Agent, following the occurrence of an Event of Default which has resulted in an Enforcement Action, shall designate an Early Termination Date under or otherwise terminate each Hedging Agreement and each transaction under the relevant Hedging Agreement.

(b)	The parties to each Hedging Agreement must comply with the terms of that Hedging Agreement.

(c)

The Company and/or a DayOne Company may, in respect of any liabilities under the Hedging Agreements, make a payment, prepayment, repayment, redemption, defeasance or discharge of those liabilities in accordance with the terms of the Hedging Agreements, the Intercreditor Deed and this Agreement.

(d)

In the event of a termination of the hedging transaction entered into under a Hedging Agreement, whether as a result of a Termination Event or an Event of Default, each as defined in the relevant Hedging Agreement, that Hedging Agreement will, if it is based on a 2002 ISDA Master Agreement, make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement.

(e)	Each Hedging Agreement will not provide for Automatic Early Termination other than to the extent that:

(i)

the provision of Automatic Early Termination is consistent with practice in the relevant derivatives market, taking into account the legal status and jurisdiction of incorporation of the parties to that Hedging Agreement; and

(ii)	that Automatic Early Termination is as provided for in section 6(a) (Right to Terminate following Event of Default) of the relevant ISDA Master Agreement.

3.	Amendments to Hedging Agreements

Neither a Hedge Counterparty, the Company nor any DayOne Company may amend, supplement, extend or waive the terms of any Hedging Agreement except:

(a)

an amendment, supplement, extension or waiver that is administrative and mechanical in nature and does not give rise to a conflict with any provision of this Agreement, the Offshore Facility Agreement or the Murabahah Facility Agreement;

(b)

an amendment, supplement, extension or waiver does not breach another term of this Agreement, the Offshore Facility Agreement or the Murabahah Facility Agreement, or would not result in a breach of any term of this Agreement, the Offshore Facility Agreement or the Murabahah Facility Agreement;

(c)	an amendment which would not result in any Hedging Agreement ceasing to comply with the requirements of this Schedule 12; or

(d)	with the prior written consent of the Common Terms Agent.

4.	Restrictions on enforcement by the Hedge Counterparties

(a)

No Hedge Counterparty shall, except with the prior consent of the Majority Total Term Financiers or as a result of a Permitted Hedging Action, take any Hedging Enforcement Action in relation to any Hedging Agreement other than as permitted in paragraph (b) below.

(b)	Paragraph (a) above shall not apply where:

(i)	the Company or any DayOne Company fails to make a payment due under any Hedging Agreement unless its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and

payment is made within three (3) Business Days of its due date;

(ii)	an Event of Default occurs which results in the taking of any Enforcement Action;

(iii)

in the case of termination or closing out by a Hedge Counterparty, an Event of Default under Clause 18.6 (Insolvency), Clause 18.7 (Insolvency proceedings) or Clause 18.8 (Creditors’ process) of this Agreement occurs;

(iv)	a Force Majeure Event, Illegality, Tax Event or a Tax Event Upon Merger (each as defined in the applicable Hedging Agreements) occurs;

(v)

that Hedge Counterparty ceases to be a Total Term Financier or an Affiliate of a Total Term Financier, a Secured Party, a Finance Party or a Hedge Counterparty for the purposes of this Agreement, the Offshore Facility Agreement, the Murabahah Facility Agreement or the Intercreditor Deed;

(vi) (A)

in respect of the Hedging Arrangements in relation to the Offshore Facility Agreement, all principal amounts outstanding under the Offshore Facility Agreement are fully paid, repaid, prepaid, refinanced or discharged, or all Commitments under the Offshore Facility Agreement have expired or been cancelled; or

(B)

in respect of the Hedging Arrangements in relation to the Murabahah Facility Agreement, all principal amounts outstanding under the Murabahah Facility Agreement are fully paid, early settled, prepaid, refinanced or discharged, or all Commitments under the Murabahah Facility Agreement have expired or been cancelled;

(vii)	a termination or close-out is effected pursuant to Clause 20.6(b)(ii) of the Intercreditor Deed;

(viii)

such termination is in accordance with a close-out or termination right which arises pursuant to Section 1.5 (No fault termination right) of the ISDA Benchmarks Supplement or Section 8.6.4 (No Fault Termination) of the 2021 ISDA Interest Rate Derivatives Definitions or Section 5.2(c)(ix) of the 1998 FX and Currency Option Definitions as published by the International Swaps and Derivatives Association Inc. and as amended from time to time, to the extent incorporated by reference into the relevant Hedging Agreement or any Hedging Arrangement thereunder, and, in each case, that event or circumstance is continuing, in which event the relevant Hedge Counterparty may designate an Early Termination Date in accordance with the relevant Hedging Agreement or terminate, or close out any relevant transaction under, the relevant Hedging Agreement, or, subject to the terms of the Finance Documents, take any Hedging Enforcement Action.

(c)

A Hedge Counterparty shall promptly notify the Common Terms Agent in the event it designates an Early Termination Date as a result of an Event of Default or Termination Event (as defined in the relevant Hedging Agreement) under the relevant Hedging Agreement.

5.	Termination or close out

If a Hedge Counterparty terminates or closes out a transaction in respect of a Hedging Agreement (in whole or in part) in accordance with paragraph 4 above, it shall promptly notify the Common Terms Agent, the Offshore Facility Agent and/or the Murabahah Facility Agent of that termination or close out.

6.	Security, guarantee and indemnity

The Hedge Counterparties may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from any Obligor in respect of the liabilities under the Hedging Agreements other than as provided in Clause 4.6 (Security: Hedge Counterparties) of the Intercreditor Deed.

EXECUTION OF THIS AGREEMENT

[Intentionally left blank]

SCHEDULE 2

CONDITIONS TO EFFECTIVE DATE

1.	OBLIGORS AND DAYONE SINGAPORE

(a)	A certified true copy of the constitutional documents of each Obligor.

(b)	A certified true copy of the resolutions of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform this Deed; and

(ii)	authorising a specified person or persons whose name and signature is set out in the resolution to execute on its behalf this Deed.

(c)	A specimen signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A certificate from each Obligor (signed by a director):

(i)

confirming that borrowing, financing, securing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, financing, securing or guaranteeing or similar limits binding on it to be exceeded;

(ii)

confirming that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Deed; and

(iii)	attaching the specimen signatures referred to in paragraph (c) above; and

(iv)	the national registration identity card or the passport of each person authorised by the resolution referred to in paragraph (b) above.

(e)	In respect of DayOne Parent:

(i)	a copy of its register of directors and officers; and

(ii)	a certificate of good standing issued by the Registrar of Companies in the Cayman Islands.

(f)	In respect of DayOne Singapore:

(i)	a copy of the constitutional documents of DayOne Singapore;

(ii)	a certified copy of a resolution of the board of directors of DayOne Singapore:

A.

approving the terms of, and the transactions contemplated by, the Deed of Confirmation (Subordination Deed) and resolving that it executes, delivers and performs the Deed of Confirmation (Subordination Deed); and

B.	authorising a specific person or persons to execute the Deed of Confirmation (Subordination Deed) on its behalf; and

(iii)	a certificate of an authorised signatory of DayOne Singapore:

A.	attaching a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii) above; and

11

B.

certifying that each copy of the documents relating to it delivered under this Schedule 2 (Conditions to Effective Date) is correct, complete and in full force and effect as at a date no earlier than the Deed of Confirmation (Subordination Deed).

2.	FINANCE DOCUMENTS

(a)	The following documents duly executed by all the parties thereto and stamped:
(i)	this Amendment and Restatement Deed;

(ii)	the Amendment and Restatement Deed (ICD);

(iii)	the Amendment and Restatement Deed (MFA);

(iv)	the Amendment and Restatement Deed (OFA);

(v)	the Completion and Cost Overrun Undertaking; and

(vi)	the Deed of Confirmation (Subordination Deed).

(b)	The Land Charge (NTP Plot 5 Project) and the Land Charge (KTP Plot 3 Project) have been duly executed by the relevant DayOne Company and kept in escrow by Wong & Partners.

(c)	A pre-signed but undated Deed of Release.

3.	LEGAL OPINION

(a)	A legal opinion in relation to Malaysian law from Wong & Partners addressed to the Finance Parties, substantially in the form distributed to the Finance Parties prior to signing this Deed.

(b)

A legal opinion in relation to Singapore law from Baker & McKenzie Wong & Leow addressed to the Finance Parties, substantially in the form distributed to the Finance Parties prior to signing this Deed.

(c)

A legal opinion in relation to Cayman Islands law from Harney Westwood & Riegels addressed to the Finance Parties, substantially in the form distributed to the Finance Parties prior to signing this Deed.

4.	OTHER DOCUMENTS AND EVIDENCE

(a)

A certified true copy of approval from BNM in respect of the borrowing/obtaining financing of the Upsize Offshore Facility by the Company and each DayOne Company from the Offshore Financiers and (if applicable), the provision of guarantee/security by the relevant Obligors in respect of the Upsize Offshore Facility, and any other Authorisations or other document, opinion or assurance which the Common Terms Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document or for the creation, validity, perfection or priority of the Transaction Security.

(b)

A private caveat lodged on each of the KTP Plot 3 Project Land (save and except for Plot 3C (as defined in the Sale and Purchase Agreement (KTP Plot 3 Project)) and the NTP Plot 5 Project Land, and land search results in respect of each of the KTP Plot 3 Project Land and the NTP Plot 5 Project Land satisfactory to the Common Terms Agent.

12

(c)

A certified true copy of any Authorisation, opinion or assurance which the Common Terms Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by this Deed or for the validity and enforceability of this Deed.

(d)

A letter of confirmation or valuation report (where applicable) dated no more than three (3) Months prior to the Effective Date, issued by an Approved Valuer addressed to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) in respect of the latest available valuation reports in relation to the following Projects, specifying the current market value of the relevant Project on an ‘as-is’ basis using assumptions and methodologies reasonably acceptable to the Offshore Financiers and the Murabahah Financiers, and confirming the following:

(i)	the land value of the KTP Plot 3 Project are valued at no less than [***]; and

(ii)	the land value of the NTP Plot 5 Project are valued at no less than [***].

(e)	A copy of the support letter issued by [***] to the Company or a DayOne Company in relation to the power supply in respect of each of the KTP Plot 3 Project and the NTP Plot 5 Project

(f)

A certified true copy of each of the Insurances/Takaful in respect of the KTP Plot 3 Project and NTP Plot 5 Project (in form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) with the Security Agent endorsed as loss payee.

(g)

A certified true copy of the development/business plan in respect of the KTP Plot 3 Project and NTP Plot 5 Project with accompanying total cashflow forecasts, in the form and substance acceptable and agreeable to the Common Terms Agent (acting on the instructions of all the Total Term Financiers)).

(h)

Evidence that the relevant Professional Consultants have been appointed to the satisfaction of the Total Term Financiers for the purposes of rendering the relevant professional services in respect of the KTP Plot 3 Project and NTP Plot 5 Project.

(i)

A certified true copy of the Service Agreements, the Material Contracts, the LOIs and the MOUs (as applicable) (each in the form and substance satisfactory to the Common Terms Agent (acting on the instructions of all the Total Term Financiers)) in respect of the KTP Plot 3 Project and NTP Plot 5 Project.

(j)

Satisfactory results of the company and winding-up searches conducted at Companies Commission of Malaysia and the office of the Director General of Insolvency respectively, on the Obligors (save for DayOne Parent).

(k)

Satisfactory results of the bankruptcy searches conducted at the office of the Director General of Insolvency, on the authorised signatories (to the extent available) of the Company and each DayOne Company.

(l)	A certified true copy of the Construction Plan in respect of the KTP Plot 3 Project and NTP Plot 5 Project.

(m)	A certified true copy of the following audited financial statements:

(i)	in respect of the Company and DayOne Parent, its respective audited consolidated financial statements for the financial year ended 31 December 2025; and

13

(ii)	in respect of each DayOne Company, its respective audited financial statements for the financial year ended 31 December 2025.

(n)

Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 7.3 (Fees) have been paid or will be paid in accordance with the timeline prescribed in the applicable Fee Letters.

(o)

Such documentation and other evidence as the Common Terms Agent may require (for itself or on behalf of any Total Term Financiers) in order for the Common Terms Agent or such Total Term Financier to conduct and be satisfied with the results of all necessary “know your customer” and other similar procedures under its own internal procedures and all applicable laws and regulations that it is required to conduct.

14

SCHEDULE 3

CONDITIONS SUBSEQUENT

1.	Within five (5) Business Days from the Effective Date, a duly executed copy of the Deed of Release.

2.	By 31 March 2027 or such longer period as the Common Terms Agent may reasonably agree:

(a)	the following documents have been duly executed by the parties thereto and stamped:

(i)	the Land Charge (KTP Plot 3 Project); and

(ii)	the Land Charge (NTP Plot 5 Project);

(b)

the lodgment of the relevant Statements of Particulars to be Lodged with Charge (as prescribed by the Companies Commission of Malaysia) in respect of the charges created by the Land Charge (KTP Plot 3 Project) and Land Charge (NTP Plot 5 Project) with the Companies Commission of Malaysia and prior to the lodgment of the Statements of Particulars to be Lodged with Charge, a search conducted at the Companies Commission of Malaysia confirming that that there are no other charges that have been registered with the Companies Commission of Malaysia which would adversely affect the interest of the Finance Parties under this Deed; and

(c)	the Land Charge (KTP Plot 3 Project) and the Land Charge (NTP Plot 5 Project) have been presented at the relevant land offices for registration.

3.

A copy of the valuation report dated no later than 3 months prior to submission to the Common Terms Agent, issued by an Approved Valuer addressed to the Common Terms Agent (acting on the instructions of all the Total Term Financiers) in respect of the NTP Plot 5 Project and KTP Plot 3 Project, specifying the current market value of the NTP Plot 5 Project and KTP Plot 3 Project on an ‘as-is’ basis and a gross development value of the NTP Plot 5 Project and KTP Plot 3 Project on a completed basis using assumptions and methodologies reasonably acceptable to the Offshore Financiers and the Murabahah Financiers, and confirming the land value and the gross development value of the NTP Plot 5 Project and KTP Plot 3 Project delivered to the Common Terms Agent by:

(a)	in respect of the NTP Plot 5 Project, 30 September 2026; and

(b)	in respect of KTP Plot 3 Project, 31 December 2026.

4.

Within three (3) Months from the Effective Date, a certified true copy of the electricity service agreement made or to be made between the Company or a DayOne Company and [***] in respect of each of the KTP Plot 3 Project and the NTP Plot 5 Project evidencing that the power supply is sufficient to meet the power requirement of KTP Plot 3 Project and NTP Plot 5 Project.

15

SCHEDULE 4

THE ORIGINAL FINANCIERS – UPSIZE FACILITIES

PART I

THE ORIGINAL OFFSHORE FINANCIERS – UPSIZE OFFSHORE FACILITY

Name of Original Offshore Financier

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

16

[***]

[***]

[***]

[***]

[***]

PART II

THE ORIGINAL MURABAHAH FINANCIERS – UPSIZE MURABAHAH FACILITY

Name of Original Murabahah Financiers

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

17

EXECUTION

THE COMPANY

Signed, sealed and delivered as a deed	)
for and on behalf of	)
WG DATA HUB SDN. BHD.	)
(Registration Number 202301048472 (1542386-H)))
by:	)

Director		Director / Authorised Signatory
Name:	[***]	Name:	[***]
NRIC No.:	[***]	NRIC No.:	[***]

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

DAYONE MALAYSIA I

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA I SDN. BHD.	)

(Registration Number 202101022855 (1423155-H)))

was hereunto affixed in the presence of :	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

DAYONE MALAYSIA II

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA II SDN. BHD.	)

(Registration Number 202201045437(1491134-T)))

was hereunto affixed in the presence of	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

DAYONE MALAYSIA III

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA III SDN. BHD.	)

(Registration Number 202201045776 (1491473-T)))

was hereunto affixed in the presence of	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)

)

)

)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CREDIT AGRICOLE CORPORATE AND	)

INVESTMENT BANK	)

(Registration Number UEN S74FC2397J))

by	)

Address:	2 Central Boulevard, West Tower #12-01, IOI Central Boulevard Towers, Singapore 018916

Fax No.:	N/A

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A MANDATED LEAD ARRANGER

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)

)

)

)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

CREDIT AGRICOLE CORPORATE AND	)

INVESTMENT BANK	)

(Registration Number UEN S74FC2397J))

by	)

Address:	2 Central Boulevard, West Tower #12-01, IOI Central Boulevard Towers, Singapore 018916

Fax No.:	N/A

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A JOINT COORDINATOR

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

Address:	1 Raffles Place #23-61 One Raffles Place Tower 2 Singapore 048616

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

A GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]	)

by	)

Address:	[***]

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

For Credit Matter

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

For Operational Matter

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

[***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number ))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

[***]	)

[***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:

Fax No.:

Email:

Attention:

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL MURABAHAH FINANCIER – UPSIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE ORIGINAL MURABAHAH FINANCIER – UPIZE MURABAHAH FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE OFFSHORE FACILITY AGENT

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(HONG KONG) LIMITED	)

(Registration Number 34144373))

by	)

Address:	18th Floor, Standard Chartered Tower, 388 Kwun Tong Road, Kwun Tong, Hong Kong.

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MURABAHAH FACILITY AGENT

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE SECURITY AGENT

Signed by an Attorney for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	Level 21, Menara CIMB, Jalan Stesen Sentral 2, Kuala Lumpur Sentra, 50470 Kuala Lumpur

Email:	[***]

Attention:	[***]

Execution Pages

THE COMMON TERMS AGENT

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages